As filed with the U.S. Securities and Exchange Commission on
                                  June 19, 2000
                  Investment Company Act File No. 811-_____
       -----------------------------------------------------------------


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

|X|   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
      ACT OF 1940


| |   Amendment No. __

                            -------------------------

                         PW HEALTH SCIENCES FUND, L.L.C.
               (Exact name of Registrant as specified in Charter)

                           1285 Avenue of the Americas
                          New York, New York 10019-6028
                    (Address of principal executive offices)

               Registrant's Telephone Number, including Area Code:

                                 (212) 713-2000

                            -------------------------

                             MARK D. GOLDSTEIN, ESQ.
                          c/o PaineWebber Incorporated
                           1285 Avenue of the Americas
                          New York, New York 10019-6028
                     (Name and address of agent for service)

                                    Copy to:
                             STUART H. COLEMAN, ESQ.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

                            -------------------------

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), since such interests will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may be made only by individuals or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Registrant.

                                                                  MEMORANDUM NO:


                         PW HEALTH SCIENCES FUND, L.L.C.

                                                                     PAINEWEBBER

THE INTERESTS IN PW HEALTH SCIENCES FUND, L.L.C. (THE "FUND") WHICH ARE DESCRIBED IN THIS CONFIDENTIAL MEMORANDUM ("MEMORANDUM") HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), OR THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES. THE OFFERING CONTEMPLATED BY THIS MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT FOR OFFERS AND SALES OF SECURITIES WHICH DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

THIS MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF INTERESTS IN THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING THE FUND THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS MEMORANDUM. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS MEMORANDUM OR THE APPENDICES HERETO.

THIS MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE INTERESTS IN THE FUND DESCRIBED HEREIN, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISERS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT).

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE FUND FOR SUCH INVESTOR.

THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LIMITED LIABILITY COMPANY AGREEMENT OF THE FUND, THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF THE FUND AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE FUND'S INTERESTS OR PASSED UPON THE ADEQUACY OF THE DISCLOSURE IN THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                    JUNE 2000

                                TABLE OF CONTENTS

                                                                            PAGE

SUMMARY OF TERMS.............................................................1
THE FUND....................................................................14
STRUCTURE...................................................................14
INVESTMENT PROGRAM..........................................................14
TYPES OF INVESTMENTS AND RELATED RISK FACTORS...............................17
ADDITIONAL RISK FACTORS.....................................................29
PERFORMANCE INFORMATION.....................................................33
THE DIRECTORS...............................................................33
THE MANAGER.................................................................35
VOTING......................................................................36
CONFLICTS OF INTEREST.......................................................36
BROKERAGE...................................................................39
FEES AND EXPENSES...........................................................40
CAPITAL ACCOUNTS AND ALLOCATIONS............................................43
ALLOCATION OF SPECIAL ITEMS--CERTAIN WITHHOLDING TAXES AND OTHER
  EXPENDITURES..............................................................45
APPLICATION FOR INTERESTS...................................................47
REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS.........................48
TAX ASPECTS.................................................................52
ERISA CONSIDERATIONS........................................................64
ADDITIONAL INFORMATION AND SUMMARY OF LLC AGREEMENT.........................68
APPENDIX A - LIMITED LIABILITY COMPANY AGREEMENT OF PW HEALTH SCIENCES
  FUND, L.L.C..............................................................A-1
APPENDIX B--DESCRIPTION OF THE INVESTMENT FUNDS AND CERTAIN
  PERFORMANCE INFORMATION..................................................B-1

                                SUMMARY OF TERMS

The following summary is qualified entirely by the detailed information appearing elsewhere in this Memorandum and by the terms and conditions of the Fund's Limited Liability Company Agreement (the "LLC Agreement") and the Investor Application Form, each of which should be read carefully and retained for future reference.

THE FUND:                          PW Health Sciences Fund, L.L.C. (the "Fund")
                                   is a newly formed Delaware limited liability company registered under the Investment
                                   Company Act of 1940, as amended (the "1940
                                   Act"), as a closed-end, non-diversified, management investment company.

                                   The Fund is a specialized investment vehicle that may be referred to as a registered private investment fund. The Fund is similar to an unregistered private investment fund in that (i) its underlying portfolio may be more aggressively managed than other investment companies, (ii) interests in the Fund will be sold in large minimum denominations in private placements solely to high net worth individual and institutional investors ("Investors"), and will be restricted as to transfer and (iii) the Investors' capital accounts in the Fund will be subject to both and an asset-based fee and an incentive-based allocation.

INVESTMENT                         The Fund's investment objective is to
PROGRAM:                           maximize capital appreciation over the
                                   long-term.

                                   The Fund is a multi-manager fund that seeks to achieve its objective by deploying its assets primarily among a select group of specialized portfolio managers (the "Investment Managers") with investment programs that emphasize investments in the health sciences sector, which includes companies involved in the following sub-sectors: biotechnology; drug delivery; health care services, including HMOs, physician practice management companies, hospitals and home care; health care information systems; hospital services; managed care; medical technology; and pharmaceuticals. These Investment Managers are expected to invest principally in equity securities, and to a lesser extent in debt securities, of both established and emerging companies. A substantial portion of their portfolios generally is expected to be comprised of securities of U.S. companies, although a portion of their portfolios may include securities of foreign companies, some of which may be denominated in foreign currencies.

                                   PW Fund Advisor, L.L.C. (the "Manager") will select Investment Managers on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; the presence of risk management discipline; interviews of the management team; and whether the Investment Manager has a substantial personal investment in the investment program. Not all these factors will be considered with respect to each Investment Manager and other criteria may be considered.

                                   Investment Managers generally conduct their investment programs through unregistered investment vehicles, which have investors other than the Fund, and in other registered investment companies (collectively, the "Investment Funds"). The Fund currently intends to invest its assets primarily in the Investment Funds. The Fund also may invest its assets directly pursuant to investment advisory agreements, granting the Investment Managers discretionary investment authority on a managed account basis. In addition, to facilitate the efficient investment of the Fund's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member. (Investment Managers for which such an investment vehicle is formed and Investment Managers who manage assets directly on a managed account basis are collectively referred to as "Subadvisers".) The Manager generally will allocate no more than 40% of the Fund's assets to any Investment Fund that is advised by a Subadviser and will limit its investment in any Investment Fund that is not advised by a Subadviser to less than 5% of the Investment Fund's voting securities. However, to permit it to invest more of its assets in desirable Investment Funds, the Fund may purchase without limitation non-voting securities of Investment Funds that are not advised by a Subadviser or, as to these Investment Funds, contractually forego its right to vote on any matter that requires the approval of the investors. The Fund may invest a majority of its assets in non-voting securities of the Investment Funds. See "ADDITIONAL RISK FACTORS--Special Risks of Multi-Manager Structure."

                                   The Manager anticipates that, after the first closing, it will invest substantially all of the Fund's assets in the Investment Funds set forth and described in Appendix B. No assurance can be given that the Manager will allocate the Fund's assets to all of these Investment Funds. The Manager anticipates investing in other Investment Funds in the future and that the allocations of the Fund's assets among Investment Funds will change.

                                   The Manager will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. The Manager may reallocate the Fund's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject to the condition that selection of a new Subadviser requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act. See "SUMMARY OF TERMS--Management."

                                   Unregistered investment funds typically
                                   provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities that may be owned, the types of trading strategies employed, and in some cases, the amount of leverage that can be used. The Investment Managers selected by the Manager may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, and fixed income and other debt-related instruments. Some or all of the Investment Managers may sell securities short. Investment Managers will not be limited in the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

                                   Each Investment Manager may use various
                                   investment techniques for hedging and
                                   non-hedging purposes. For example, each
                                   Investment Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Memorandum. The use of these techniques will be an integral part of their investment programs, and involves certain risks to the Fund. Each Investment Manager may use leverage and may invest in illiquid and restricted securities, which also entails risk. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS." For purposes of the Fund's investment restrictions and certain investment limitations under the 1940 Act, the Fund will look through the Investment Funds managed by the Subadvisers, if any, to their underlying securities.

POTENTIAL BENEFITS OF              An investment in the Fund enables investors
INVESTING IN THE FUND:             to invest with Investment Managers whose
                                   services generally are not available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors to invest with a cross-section of Investment
                                   Managers without incurring the high minimum investment requirements that Investment
                                   Managers typically would impose on investors.

                                   In addition to benefiting from the Investment Managers' individual investment strategies, the Fund as a whole should achieve the benefits of diversification by allocating its assets among a carefully selected group of Investment Managers. The Manager expects that by investing through multiple Investment Managers, the Fund may reduce the volatility inherent in a direct investment with a single Investment Manager.

RISK FACTORS:                      The Fund's investment program is speculative
                                   and entails substantial risks. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund's investment objective will be achieved.

                                   The Fund's performance depends upon the
                                   performance of the Investment Managers and the Manager's ability to select Investment Managers and effectively allocate and reallocate the Fund's assets among them. Initially, the Fund's assets are expected to be invested among four Investment Managers. The concentration of the Fund's assets among a small number of Investment Managers may expose the Fund greater risk than if a larger number of Investment Managers were selected.

                                   The Investment Managers' emphasis in
                                   securities of health sciences-related
                                   companies presents certain risks that may not exist to the same degree as in other types of investments. These securities, in general, tend to be highly volatile as compared to other types of investments. In addition, since the portfolios of the Investment Managers are concentrated in securities of health sciences-related companies, the investment risk is greater than if the portfolios were invested in a more diversified manner among various sectors. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS."

                                   One or more of the Investment Managers may invest a substantial portion of their assets in smaller capitalization companies, including micro cap companies. The prices of these securities may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are traded in lower volume and the issuers are more subject to changes in earnings and prospects. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Equity Securities."

                                   The Investment Managers may invest without limitation in restricted and illiquid securities, which presents certain risks. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Restricted and Illiquid Securities."

                                   One or more of the Investment Managers may invest a substantial portion of their assets in foreign securities without regard to market capitalization. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Foreign Securities."

                                   An Investment Manager's use of leverage, short sales and derivative transactions, in certain circumstances, can result in significant losses. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS."

                                   Each Investment Manager generally will charge the Fund an asset-based fee and some or all of the Investment Managers will receive incentive-based allocations. The asset-based fees of the Investment Managers are expected to range from 1% to 2% and the incentive-based allocations of the Investment Managers are expected to range from 15% to 20% of net profits.

                                   The incentive-based allocation received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive-based allocation. In addition, because the incentive-based allocation is calculated on a basis that includes unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains.

                                   In addition, the Manager will charge the Fund an asset-based fee and will receive an incentive-based allocation, which gives rise to similar risks. See "SUMMARY OF TERMS--Fees and Expenses" and "--Incentive Allocation."

                                   The Fund is a newly formed entity and has no operating history upon which investors can evaluate the performance of the Fund. The Manager, however, has experience in managing private investment funds that have investment programs that are similar to the Fund's investment program.

                                   Some Investment Managers may be newly
                                   organized and therefore may have no, or only limited, operating histories. However, the Manager will endeavor to select Investment Managers whose principals will have substantial experience managing investment programs that emphasize investments in the health sciences sector.

                                   An investment in the Fund entails special tax risks. See "SUMMARY OF TERMS--Summary of Taxation."

                                   Interests in the Fund will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase interests from time to time, an Investor may not be able to liquidate its interest in the Fund for up to two years. The Manager expects that it will recommend to the Directors (as hereinafter defined) that the Fund offer to repurchase interests from Investors in December 2001 and, thereafter, twice each year, near mid-year and year-end. See "SUMMARY OF TERMS--Transfer Restrictions" and "--Repurchases of Interests by the Fund."

                                   As a non-diversified investment company, there are no percentage limitations on the portion of the Fund's assets that may be invested in the securities of any one issuer. As a result, the Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.

                                   INVESTING IN A MULTI-MANAGER FUND, SUCH AS
                                   THE FUND, INVOLVES ADDITIONAL SPECIAL RISKS,
                                   INCLUDING THE FOLLOWING:

                                   The Investment Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be able to avail itself of the protections of the 1940 Act with respect to the Investment Funds. Although the Manager will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, in most cases the Manager has little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Manager, which may involve risks under some market conditions that are not anticipated by the Manager. For information about an Investment Fund's net asset value and portfolio composition, the Manager will be dependent on information provided by the Investment Funds, which if inaccurate could adversely affect the Manager's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's interests.

                                   An Investor who met the conditions imposed by the Investment Managers, including investment minimums that may be considerably higher than the Fund's stated minimum investment, could invest directly with the Investment Managers. By investing in the Investment Funds indirectly through the Fund, the Investor bears two layers of asset-based fees and incentive-based allocations--one at the Fund level and one at the Investment Fund level. In addition, the Investor bears a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses and administrative fees) and, indirectly, similar expenses of the Investment Funds.

                                   Each Investment Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Fund generally. Accordingly, an Investment Manager with positive performance may receive compensation from the Fund, and thus indirectly from Investors, even if the Fund's overall returns are negative.

                                   Investment decisions of the Investment Funds are made by the Investment Managers independently of the Manager and of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

                                   Since the Fund may make additional
                                   investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to invest some of its assets in money market securities pending investment in Investment Funds.

                                   To the extent the Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, it will not be able to vote on matters that require the approval of investors in the Investment Fund, including a matter that could adversely affect the Fund's investment in it.

                                   Each Investment Fund is permitted to redeem its securities in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Manager would seek to dispose of these securities in a manner that is in the best interests of the Fund.

                                   Like an investment in the Fund, investments in the Investment Funds generally will be illiquid and some of the Investment Funds will not permit withdrawals at the same time as the Fund. As a result, the liquidity of the Fund's interests may be adversely affected and the Fund may manage its investment program differently than if it were able to withdraw moneys from each Investment Fund at the same time it desires to provide liquidity to its Investors.

MANAGEMENT:                        Investment advice regarding the selection of
                                   Investment Managers will be provided to the Fund by the Manager, which also is responsible for the Fund's day-to-day management. The Manager also is the Fund's
                                   Managing Member.

                                   The Fund's Board of Directors (the "Board" and its members, the "Directors") has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. See "THE DIRECTORS."

                                   The Manager is an indirect, wholly-owned subsidiary of Paine Webber Group Inc. ("PW Group"), and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Manager and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts, and, as of March 31, 2000, have approximately $452 billion of client assets and approximately $73 billion of assets under management.

PLACEMENT                          PaineWebber Incorporated acts as the
AGENT:                             placement agent for the Fund, without special
                                   compensation from the Fund, and will bear its own costs associated with its activities as placement agent. The Manager and PaineWebber
                                   Incorporated intend to compensate PaineWebber
                                   Incorporated's or its affiliates' financial advisors and others for their ongoing servicing of clients with whom they have placed interests in the Fund. See "CONFLICTS
                                   OF INTEREST--The Manager."

CONFLICTS OF                       The investment activities of the Manager, the
INTEREST:                          Investment Managers and their affiliates for
                                   their own accounts and the other accounts they manage may give rise to conflicts of interest which may disadvantage the Fund. The
                                   Fund's operations may give rise to other conflicts of interest. See "CONFLICTS OF
                                   INTEREST."

FEES AND
EXPENSES:                          The Manager provides certain management and
                                   administrative services to the Fund,
                                   including, among other things, providing office space and other support services to the Fund. In consideration for these services, the Fund will pay the Manager a management fee generally on a monthly basis at the annual rate of 1% of the Fund's net assets for the month, excluding assets attributable to the Manager's capital account
                                   (the "Fee"). The Fee will be paid to the Manager out of the Fund's assets, and debited against the Investors' capital accounts.

                                   PFPC Inc. (the "Administrator") performs certain administration, accounting and investor services for the Fund and other investment funds sponsored or advised by PW Group or its affiliates. In consideration for these services, the Fund and the other investment funds will pay the Administrator an annual fee calculated based upon their aggregate average net assets, subject to a minimum monthly fee, and will reimburse the Administrator for certain of the Administrator's expenses.

                                   The Fund will bear all expenses incurred in the business of the Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; establishment of any Investment Funds managed by the Subadvisers; legal fees; accounting fees; costs of computing the Fund's net asset value, including valuation services provided by third parties; costs of insurance; organizational and registration expenses; certain offering costs; and expenses of meetings of the Board and Investors.

                                   The Investment Funds will bear all expenses incurred in the business of the Investment Funds, which are similar to those expenses incurred by the Fund in the business of the Fund. See "FEES AND EXPENSES."

PLACEMENT FEE:                     Investors purchasing interests in the Fund
                                   may be charged a placement fee of up to 2% of the Investor's capital contribution. The placement fee will not constitute assets of the Fund. See "FEES AND EXPENSES--Placement
                                   Fee."

ALLOCATION OF                      The net profits or net losses of the Fund
PROFIT AND LOSS:                   (including, without limitation, net realized
                                   gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital accounts of the Investors at the end of each fiscal period in accordance with their respective Fund percentages for such period. Each Investor's
                                   Fund percentage will be determined by
                                   dividing as of the start of a fiscal period the balance of the Investor's capital account by the sum of the balances of the capital accounts of all Investors of the Fund. See
                                   "CAPITAL ACCOUNTS AND ALLOCATIONS--Allocation of Net Profits and Net Losses."

INCENTIVE ALLOCATION:              Generally, at the end of the 12-month period
                                   following the admission of an Investor to the Fund, and at the end of each fiscal year thereafter, an amount equal to 5% of the net profits, if any, that would otherwise be credited to the Investor's account for such period will instead be credited to the account of the Manager. This allocation (the
                                   "Incentive Allocation") will be made only with respect to net profits that exceed any net losses previously debited to the account of such Investor which have not been offset by any net profits subsequently credited to the account of the Investor. See "CAPITAL
                                   ACCOUNTS AND ALLOCATIONS--Incentive
                                   Allocation."

APPLICATION FOR                    Both initial and additional applications for
INTERESTS:                         interests by eligible investors may be
                                   accepted at such times as the Fund may
                                   determine, subject to the receipt of cleared funds on or before the acceptance date set by the Fund. After the initial closing, initial applications and additional capital contributions will generally be accepted monthly. The Fund reserves the right to reject any application for interests in the Fund. Generally, the minimum initial investment in the Fund is $250,000. For employees or directors of the Manager and its affiliates, and members of their immediate families, and, in the sole discretion of the Board, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum initial investment is $25,000. The
                                   Fund may vary the investment minimums from time to time. The Fund, in its discretion, may suspend applications for interests at any time. See "APPLICATION FOR
                                   INTERESTS--Eligible Investors."

INITIAL CLOSING                    The initial closing date for applications for
DATE:                              interests in the Fund is July 26, 2000. The
                                   Fund, in its sole discretion, may accelerate or postpone the closing date.

TRANSFER                           Interests in the Fund may be transferred only
RESTRICTIONS:                      by (i) operation of law pursuant to the
                                   death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Manager, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances, in connection with a transfer to an entity that does not result in a change of beneficial ownership. The foregoing permitted transferees will not be allowed to become substituted Investors without the consent of the Manager, which may be withheld in its sole and absolute discretion. See "REDEMPTIONS, REPURCHASES OF
                                   INTERESTS AND TRANSFERS--Transfers of
                                   Interests."

REPURCHASES OF                     No Investor will have the right to require
INTERESTS BY THE                   the Fund to redeem the Investor's interest in
FUND:                              the Fund. The Fund from time to time may
                                   offer to repurchase interests pursuant to written tenders by Investors. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. The
                                   Manager expects that it will recommend to the Board that the Fund offer to repurchase interests from Investors in December 2001 and, thereafter, twice each year, near mid-year and year-end. In addition, the Fund may repurchase an interest in the Fund or portion thereof of an Investor or any person acquiring an interest or portion thereof from or through an Investor if, among other reasons, the Manager determines that it would be in the best interests of the Fund for the Fund to repurchase such an interest or portion thereof. See "REDEMPTIONS,
                                   REPURCHASES OF INTERESTS AND TRANSFERS--No
                                   Right of Redemption" and "--Repurchases of Interests."

                                   The LLC Agreement provides that the Fund shall be dissolved if the interest of any Investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire interest for repurchase by the Fund has not been repurchased within a period of two years of such request.

SUMMARY OF                         Counsel to the Fund has rendered an opinion
TAXATION:                          that the Fund will be treated as a
                                   partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Fund has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation.
                                   Accordingly, the Fund should not be subject to Federal income tax, and each Investor will be required to report on its own annual tax return its distributive share of the Fund's taxable income or loss.

                                   If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends.

ERISA PLANS AND                    Investors subject to the Employee Retirement
OTHER TAX-EXEMPT                   Income Security Act of 1974, as amended
ENTITIES:                          ("ERISA"), and other tax-exempt entities,
                                   including employee benefit plans, Individual
                                   Retirement Accounts and 401(k) and Keogh
                                   Plans (each a "tax-exempt" entity) may
                                   purchase interests in the Fund. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Internal
                                   Revenue Code of 1986, as amended (the
                                   "Code"). The Investment Managers may use leverage in connection with their trading activities. Therefore, a tax-exempt Investor may incur income tax liability with respect to its share of the net profits from such leveraged transactions to the extent they are treated as giving rise to "unrelated business taxable income" ("UBTI"). In addition, an Investor that is a charitable remainder trust will not be exempt from Federal tax for any year in which it has UBTI. The Fund will provide to tax-exempt Investors such accounting information as such Investors require to report their UBTI for income tax purposes.

                                   Investment in the Fund by tax-exempt entities requires special consideration. Trustees or administrators of such entities are urged to review carefully the matters discussed in this Memorandum.

TERM: The Fund's term is perpetual unless it is otherwise dissolved under the terms of the LLC Agreement. See "ADDITIONAL INFORMATION AND SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT--Term, Dissolution and
                                   Liquidation."

REPORTS TO                         The Fund will furnish to Investors as soon as
INVESTORS:                         practicable after the end of each taxable
                                   year such information as is necessary for Investors to complete Federal and state income tax or information returns, along with, any other tax information required by law. For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Managers. An Investment Manager's delay in providing this information will delay the Fund's preparation of tax information to investors, which is likely to cause Investors to seek extensions on the time to file their tax returns. See
                                   "ADDITIONAL RISK FACTORS--Special Risks of
                                   Multi-Manager Structure." The Fund also will send to Investors a semi-annual and an audited annual report generally within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Manager regarding the Fund's operations during each quarter also will be sent to Investors.

THE FUND

The Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund was formed as a limited liability company under the laws of Delaware on April 28, 2000, and has no operating history. The Fund's principal office is located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 486-2608. Investment advisory services are provided to the Fund by the Manager.

STRUCTURE

The Fund is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that may be leveraged, managed aggressively and offered in large minimum denominations, often over $1 million, through private placements to a limited number of high net worth individual and institutional investors. The general partners or managing members of these entities typically are compensated through asset-based fees and incentive-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds, subject to relatively modest minimum investment requirements (often less than $2,000), and publicly offered to a broad range of investors. The advisers to these companies typically are compensated through asset-based, but not incentive-based, fees.

The Fund is similar to private investment funds in that its underlying portfolio may be actively managed and Fund interests will be sold in comparatively large minimum denominations in private placements solely to high net worth individual and institutional investors. In addition, Investors will be subject to asset-based fees and incentive-based allocations.

INVESTMENT PROGRAM

The Fund's investment objective is to maximize capital appreciation over the long term.

The Fund is a multi-manager fund that seeks to achieve its objective by deploying its assets primarily among a select group of specialized Investment Managers with investment programs that emphasize investments in the health sciences sector, which includes companies involved in the following sub-sectors: biotechnology; drug delivery; health care services, including HMOs, physician practice management companies, hospitals and home care; health care information systems; hospital services; managed care; medical technology; and pharmaceuticals. These Investment Managers invest principally in equity securities, and to a lesser extent in debt securities, of both established and emerging companies. A substantial portion of their portfolios generally is comprised of securities of U.S. companies, although a portion of their portfolios may include securities of foreign companies, some of which may be denominated in foreign currencies.

The Manager's research staff assists in the selection of Investment Managers using its database of asset managers to narrow the universe of potential candidates. The Manager will select Investment Managers on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; the presence of risk management discipline; interviews of the management team; and whether the Investment Manager has a substantial personal investment in the investment program. Not all these factors will be considered with respect to each Investment Manager and other criteria may be considered.

As part of its diligence process, the Manager conducts a review of the Investment Manager, its investment process and organization, and conducts interviews with references and industry sources to complete its determination. Once an asset manager is selected as an Investment Manager, the Manager will continue to review the Investment Manager. See "APPENDIX B--Description of the Investment Funds and Certain Performance Information."

Investment Managers generally conduct their investment programs through the Investment Funds. The Fund currently intends to invest its assets primarily in the Investment Funds. The Fund also may invest its assets directly pursuant to investment advisory agreements, granting the Investment Managers discretionary investment authority on a managed account basis. In addition, to facilitate the efficient investment of the Fund's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member. The Manager generally will allocate no more than 40% of the Fund's assets to any Investment Fund that is advised by a Subadviser and will limit its investment in any Investment Fund that is not advised by a Subadviser to less than 5% of the Investment Fund's voting securities. However, to permit it to invest more of its assets in desirable Investment Funds, the Fund may purchase without limitation non-voting securities of Investment Funds that are not advised by a Subadviser or, as to these Investment Funds, contractually forego its right to vote on any matter that requires the approval of the investors. The Fund may invest a majority of its assets in non-voting securities of the Investment Funds. See "ADDITIONAL RISK FACTORS--Special Risks of Multi-Manager Structure."

The Manager anticipates that, after the first closing, it will invest substantially all of the Fund's assets in the Investment Funds set forth in Appendix B. A brief description of the investment strategies of these Investment Funds, and their performance, is set forth in Appendix B. However, no assurance can be given that the Manager will allocate the Fund's assets to all of these Investment Funds. The Manager anticipates investing in other Investment Funds in the future and that the allocations of the Fund's assets among Investment Funds will change. Allocations among Investment Funds may not be equally weighted.

The Manager will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. The Manager may reallocate the Fund's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject to the condition that selection of a new Subadviser requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities that may be owned, the types of trading strategies employed, and in some cases, the amount of leverage that can be used. The Investment Managers selected by the Manager may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, and fixed income and other debt-related instruments. Some or all of the Investment Managers may sell securities short. Investment Managers will not be limited in the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

Each Investment Manager may use various investment techniques for hedging and non-hedging purposes. For example, each Investment Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations. The use of these techniques will be an integral part of their investment programs, and involves certain risks to the Fund. Each Investment Manager may use leverage and may invest in illiquid and restricted securities, which also entails risk. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Leverage," "--Short Sales" and"--Special Investment Instruments and Techniques."

Each Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed income securities and money market instruments, or may hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds (which, because some Investment Funds may accept investments only at quarterly or longer intervals, may be for several months), and thereafter, from time to time, the Fund also may invest in these instruments. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Money Market Instruments."

Additional information about the types of investments that are expected to be made by the Investment Managers, their investment practices and related risk factors is provided below. Except as otherwise indicated, the Fund's investment policies and restrictions are not fundamental and may be changed without a vote of the Investors. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Investment Restrictions."

THE FUND'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE FUND'S OR THE INVESTMENT FUNDS' INVESTMENT OBJECTIVES WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. IN PARTICULAR, EACH INVESTMENT MANAGER'S CONCENTRATION IN THE HEALTH SCIENCES SECTOR, AS WELL AS ITS INVESTMENTS IN SMALL AND MICRO CAP COMPANIES, USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS, ITS LIMITED DIVERSIFICATION AND THE LIMITED LIQUIDITY OF SOME OF ITS PORTFOLIO SECURITIES, IN CERTAIN CIRCUMSTANCES, CAN RESULT IN OR CONTRIBUTE TO SIGNIFICANT LOSSES TO THE FUND. INVESTORS SHOULD CONSIDER THE FUND AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

GENERAL

All securities investments risk the loss of capital. The value of the Fund's total net assets should be expected to fluctuate and, as described below, given the Fund's emphasis on the health sciences sector, may be especially volatile. To the extent that the Fund's portfolio (which, for this purpose, means the aggregate securities positions held by the Investment Managers) is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision is increased. An Investment Manager's use of leverage is likely to cause the Fund's net assets to appreciate or depreciate at a greater rate than if leverage were not used.

For purposes of the Fund's investment restrictions and certain investment limitations under the 1940 Act, the Fund will look through the Investment Funds managed by the Subadvisers, if any, to their underlying securities.

HEALTH SCIENCES SECTOR

The Fund's emphasis on Investment Managers that invest a substantial portion of their assets in securities of health sciences-related companies presents certain risks that may not exist to the same degree as in other types of investments. Securities of companies in this sector, in general, tend to be highly volatile as compared to other types of investments. Since the portfolios of the Investment Managers are focused on investing in the securities of health sciences-related companies, the investment risk is greater than if the portfolios were invested in a more diversified manner among various sectors.

While each Investment Manager will invest in the securities of entities in several different industries considered to be health sciences-related, many of those entities share common characteristics which may affect the Investment Manager's investment. For example, many health sciences companies are subject to substantial governmental regulations that can affect their prospects. Changes in governmental policies may have a material effect on the demand for particular products and services. Regulatory approvals (often entailing lengthy application and testing procedures) also may be required before new drugs and certain medical devices and procedures can be introduced. Many health sciences companies have products and services that are subject to the risks of rapid obsolescence caused by progressive scientific and technological advances. The enforcement of patent, trademark and other intellectual property laws will affect the value of many of these companies. Some or all of the Investment Managers may invest in securities of emerging growth companies in these industries, which may offer limited products or services or which are at the research and developmental stage with no marketable or approved products or technologies and, thus, have no earnings or have experienced losses. While they generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings, if an anticipated event is delayed or does not occur, or if investor perceptions about a company change, the company's stock price may decline sharply and its securities may become less liquid.

EQUITY SECURITIES

An Investment Manager's investment portfolio may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Investment Managers also may invest in depositary receipts relating to foreign securities. See "--Foreign Securities" below. Equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

The Investment Managers generally may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of some of these smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. The Investment Managers may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

The Investment Managers' investments in equity securities may include securities that are listed on securities exchanges as well as unlisted securities that are traded over-the-counter. Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a national securities exchange. Consequently, an Investment Manager may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of listed companies.

FOREIGN SECURITIES

Although the Investment Managers are expected to invest principally in equity securities of publicly traded U.S. companies, they may invest in equity and fixed-income securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which an Investment Manager may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

RESTRICTED AND ILLIQUID INVESTMENTS

Although each Investment Manager will invest primarily in publicly traded securities, the Fund and each Investment Manager may invest without limitation in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act.

Where registration is required to sell a security, an Investment Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Investment Manager might obtain a less favorable price than the prevailing price when it decided to sell. Restricted securities for which no market exists and other illiquid investments held by Investment Funds advised by Subadviser will be valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Directors. Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

In addition, the Fund's interests in the Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time.

FIXED-INCOME SECURITIES

The Investment Managers may invest in fixed-income securities. The Investment Managers typically will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).

The Investment Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Manager to be of comparable quality. Non-investment grade debt securities are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less liquid than for higher grade debt securities.

FOREIGN CURRENCY TRANSACTIONS

An Investment Manager may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security the Investment Manager has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Manager already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated.

Foreign currency transactions may involve, for example, the Investment Manager's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Investment Manager agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Manager contracted to receive in the exchange. The Investment Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

MONEY MARKET INSTRUMENTS

An Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

NON-DIVERSIFIED STATUS

The classification of the Fund as a "non-diversified" investment company means that the percentage of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, many of which may be within the same industry, the Fund's portfolio securities may be more sensitive to changes in the market value of a single issuer and to events affecting a particular industry or market segment.

LEVERAGE

Some or all of the Investment Managers may borrow money from brokers and banks for investment purposes. Borrowing for investment purposes, which is known as "leverage," is a speculative investment technique and involves certain risks.

Although leverage will increase investment return if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of such funds, using leverage will decrease investment return if the Fund fails to earn as much on such investments as it pays for the use of such funds. Using leverage, therefore, will magnify the volatility of the value of the Fund's investment portfolio. If the Investment Manager's equity or debt instruments decline in value, the Investment Manager could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in an Investment Fund's assets, whether resulting from changes in market value or from redemptions, the Investment Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Manager also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act limits the amount an investment company can borrow by imposing an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of an investment company's total indebtedness may not exceed one-third the value of its total assets, including such indebtedness, measured at the time the investment company incurs the indebtedness. These limits only apply to the Investment Funds that are managed by Subadvisers and, therefore, the Fund's portfolio may be highly leveraged and the volatility of the price of its interests may be great.

To obtain "leveraged" market exposure in certain investments and to increase overall return, an Investment Manager may purchase options and other instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments nevertheless may involve significant economic leverage and therefore, in some cases, may involve significant risks of loss.

PURCHASING INITIAL PUBLIC OFFERINGS

Some or all of the Investment Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for the Fund's interests. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

SHORT SALES

Some or all of the Investment Managers may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Manager believes possess volatility characteristics similar to those being hedged. In addition, Investment Managers may use short sales for non-hedging purposes to profit from anticipated declines in prices of securities which in the view of the Investment Managers are overvalued or are likely to be adversely affected by particular trends or events relating to the issuer of those securities, the sector in which the issuer is engaged or the general markets or economy. To effect a short sale, an Investment Manager will borrow a security from a brokerage firm, or other permissible financial intermediary, to make delivery to the buyer. The Investment Manager then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Manager, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on an Investment Fund's portfolio. A short sale of a security involves the theoretical risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover the short position will be available for purchase.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve a sale of a security to a bank or securities dealer and the Investment Manager's simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to an Investment Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of an Investment Fund's portfolio.

SPECIAL INVESTMENT TECHNIQUES

Each Investment Manager may use a variety of special investment techniques to hedge its investment portfolio against various risks or other factors that generally affect the values of securities and for non-hedging purposes. These techniques may involve the use of derivative transactions. The techniques the Investment Managers may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Investment Managers may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.

DERIVATIVES. Some or all of the Investment Managers may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit an Investment Manager to increase or decrease the level of risk, or change the character of the risk, to which its investment portfolio is exposed.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

If an Investment Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if the Investment Manager's Derivatives were poorly correlated with its other investments, or if the Investment Manager were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

OPTIONS AND FUTURES. The Investment Managers may invest in options and futures contracts. The Investment Managers also may invest in so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, an Investment Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by the Investment Manager also may include options on baskets of specific securities.

The Investment Managers may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options. A covered call option, which is a call option with respect to which an Investment Manager owns the underlying security, that is sold by the Investment Manager exposes the Investment Manager during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option, which is a put option with respect to which an Investment Manager has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold by the Investment Manager exposes the Investment Manager during the term of the option to a decline in price of the underlying security while depriving the Investment Manager of the opportunity to invest the segregated assets.

An Investment Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Investment Manager will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Investment Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Investment Manager's position by selling the option previously purchased, although the Investment Manager would be entitled to exercise the option should it deem it advantageous to do so.

Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission ("CFTC") which limit investment in certain Derivatives. Some or all of the Investment Managers may invest in futures contracts and currency futures contracts, and options with respect thereto for hedging purposes without limit. However, to comply with CFTC rules, the Subadvisers may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If applicable CFTC rules change, these percentages may change or different conditions may be applied to the Fund's use of certain Derivatives.

The Investment Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits an Investment Manager might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by an Investment Manager also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Pursuant to regulations and/or published positions of the SEC, a Subadviser may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Subadviser's ability otherwise to invest those assets.

Some or all of the Investment Managers may purchase and sell stock index futures contracts. A stock index future obligates an Investment Manager to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Some or all of the Investment Managers may purchase and sell interest rate futures contracts. An interest rate future obligates an Investment Manager to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Investment Managers may purchase and sell currency futures. A currency future obligates an Investment Manager to purchase or sell an amount of a specific currency at a future date at a specific price.

CALL AND PUT OPTIONS ON SECURITIES INDEXES. Some or all of the Investment Managers may purchase and sell call and put options on stock indexes, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and Standard & Poor's 100 Index, listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks that comprise the index. Accordingly, successful use by the Investment Manager of options on stock indexes will be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market generally or segments thereof. This requires different skills and techniques than forecasting changes in the price of individual stocks.

WARRANTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

SWAP AGREEMENTS. Some or all of the Investment Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of the Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Investment Manager had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Equity index swaps involve the exchange by an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends.

The Investment Managers may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Most swap agreements entered into by an Investment Manager would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by an investment adviser in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. Until the Federal income tax treatment of derivatives on hedge funds is clarified, the Fund will not invest in such derivatives.

LENDING PORTFOLIO SECURITIES

Some or all of the Investment Managers may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Manager continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Investment Manager an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Subadviser may not exceed 33-1/3% of the value of the Fund's total assets, and, in respect of such transactions, the Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which the Investment Manager has engaged in a portfolio loan transaction breaches its agreement with the Investment Manager.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

To reduce the risk of changes in interest rates and securities prices, some or all of the Investment Managers may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchase are fixed when an Investment Manager enters into the commitment, but the Investment Manager does not make payment until it receives delivery from the counterparty. The Investment Manager will commit to purchase such securities only with the intention of actually acquiring the securities, but the Investment Manager may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued or delayed delivery basis when an Investment Manager is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Investment Manager on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Fund may not:

o    Issue senior securities, except to the extent permitted by the 1940 Act.

o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

o Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the 1940 Act.

o Purchase, hold or deal in real estate, except that the Subadvisers may invest in real estate and securities that are secured by real estate, or securities issued by companies that invest or deal in real estate or real estate investment trusts.

o Invest in commodities or commodity contracts, except that the Subadvisers may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

o Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government Securities may be purchased without limitation. For purposes of this Investment Restriction, the Investment Funds are not considered part of an industry. The Fund will invest in Investment Funds that may concentrate their investments in one or more industries.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at the annual or a special meeting of the security holders of such company duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such company, whichever is less.

With respect to these investment restrictions, and other policies described in this Memorandum, the Fund will not look through the Investment Funds not managed by Subadvisers to their underlying securities. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding voting securities.

ADDITIONAL RISK FACTORS

ASSET-BASED FEES AND INCENTIVE-BASED ALLOCATIONS

Each Investment Manager generally will charge the Fund an asset-based fee and some or all of the Investment Managers will receive incentive-based allocations. The asset-based fees of the Investment Managers are expected to range from 1% to 2% and the incentive-based allocations of the Investment Managers are expected to range from 15% to 20% of net profits.

The incentive-based allocation that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive-based allocation. In addition, because the incentive-based allocation is calculated on a basis that includes realized and unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains. See "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

In addition, the Manager will charge the Fund an asset-based fee and will receive an incentive-based allocation, which gives rise to similar risks. See "FEES AND EXPENSES" and "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

BORROWING MONEY FOR REPURCHASES

The Fund may borrow money for temporary or emergency purposes or in connection with repurchases of, or tenders for, the Fund's interests. If the Fund borrows money, its net assets value may be subject to greater fluctuation until the borrowing is repaid.

TAX RISKS

Counsel to the Fund has rendered an opinion that the Fund will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Fund has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. If it were determined that the Fund should be treated as an association or publicly traded partnership taxable as a corporation, as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends. See "TAX ASPECTS--Tax Treatment of Fund Operations--Classification of the Fund."

LACK OF OPERATING HISTORY

The Fund is a newly formed entity and has no operating history upon which investors can evaluate the performance of the Fund. The Manager, however, has experience in managing private investment funds that have investment programs that are similar to the Fund's investment program.

Some Investment Managers may be newly organized and therefore may have no, or only limited operating histories. However, the Manager will endeavor to select Investment Managers whose principals have substantial experience managing investment programs that emphasize investments in the health sciences sector.

LIQUIDITY RISKS

Interests in the Fund will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Investor interests from time to time, an Investor may not be able to liquidate its interest in the Fund for up to two years. The Manager expects that it will recommend to the Board that the Fund offer to repurchase interests from Investors in December 2001 and, thereafter, twice each year, near mid-year and year-end. See "REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS."

DISTRIBUTIONS TO INVESTORS AND PAYMENT OF TAX LIABILITY

The Fund does not intend to make periodic distributions of its net income or gains, if any, to Investors. Whether or not distributions are made, Investors will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income, and will have to pay such applicable taxes from sources other than Fund distributions. The amount and times of any distributions will be determined in the sole discretion of the Board.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

The Investment Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be able to avail itself of the protections of the 1940 Act with respect to the Investment Funds. Although the Manager will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, in most cases the Manager has little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Manager, which may involve risks under some market conditions that are not anticipated by the Manager. For information about an Investment Fund's net asset value and portfolio composition, the Manager will be dependent on information provided by the Investment Funds, which if inaccurate could adversely affect the Manager's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's interests.

Initially, the Fund's assets are expected to be invested among four Investment Managers. The concentration of the Fund's assets among a small number of Investment Managers may expose the Fund to greater risk than if a larger number of Investment Managers were selected.

An Investor who met the conditions imposed by the Investment Managers could invest directly with the Investment Managers. These conditions include investment minimums that may be considerably higher than the Fund's stated minimum investment. By investing in investment vehicles indirectly through the Fund, the Investor bears two layers of asset-based fees and incentive-based allocations--one at the Fund level and one at the Investment Fund level. In addition, the Investor bears a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses and administrative fees) and, indirectly, similar expenses of the Investment Funds.

Each Investment Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Fund generally. Accordingly, an Investment Manager with positive performance may receive compensation from the Fund, and thus indirectly from Investors, even if the Fund's returns are negative. Investment decisions of the Investment Funds are made by the Investment Managers entirely independently of the Manager and of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could adversely affect the Fund's investment in it.

Since the Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to invest some of its assets temporarily in money market securities, possibly for several months.

Each Investment Fund is permitted to redeem its securities in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Manager would seek to dispose of these securities in a manner that is in the best interests of the Fund.

Like an investment in the Fund, investments in the Investment Funds generally will be illiquid. The governing instruments of each Investment Fund likely will have provisions similar to those of the Fund restricting both the transferability of an investor's interest and the ability of any investor to withdraw its investment in certain circumstances. Some Investment Funds will not permit withdrawals at the same time as the Fund. As a result, the liquidity of the Fund's interests may be adversely affected and the Fund may manage its investment program differently than if it were able to withdraw moneys from each Investment Fund at the same time it desires to provide liquidity to its Investors.

For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Managers. An Investment Manager's delay in providing this information will delay the Fund's preparation of tax information to investors, which is likely to cause investors to seek extensions on the time to file their tax returns.

A noncorporate investor's share of the Fund's investment expenses (including the asset-based fees and incentive-based allocations at the Fund and Investment Fund levels) may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate investor's alternative minimum tax liability.

The Fund may be required to indemnify certain of the Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Fund's interests.

PERFORMANCE INFORMATION

Appendix B contains performance information for the Investment Funds that currently are under consideration. No assurance can be given that the Manager will allocate the Fund's assets to all of these Investment Funds. Investment Funds are subject to change and may not be equally weighted. The Investment Managers of these Investment Funds may manage other accounts, including other unregistered investment vehicles, that have substantially similar investment programs. The performance of these accounts may differ materially from the performance of the Investment Funds described in Appendix B.

THE DIRECTORS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Directors are not required to contribute to the capital of the Fund or hold interests in the Fund. A majority of the Directors are not "interested persons" (as defined in the 1940 Act) of the Fund (collectively, the "Independent Directors") and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Directors and brief biographical information regarding each Director is set forth below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

NAME, ADDRESS AND AGE             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

*E. Garrett Bewkes, Jr.           Mr. Bewkes is a director of, and prior to
c/o PaineWebber Incorporated      December 1995 was a consultant to, PW Group,
1285 Avenue of the Americas       and recommenced service as a consultant to PW
New York, New York 10019          Group in May 1999. Prior to 1988, he was
Age 73                            Chairman of the Board, President and Chief
                                  Executive Officer of American Bakeries
                                  Company. Mr. Bewkes is a director of
                                  Interstate Bakeries Corporation. Mr. Bewkes also is a director or trustee of 38 other investment companies for which PaineWebber
                                  Incorporated or its affiliates serves as investment adviser.

Meyer Feldberg                    Mr. Feldberg is Dean and Professor of
c/o Columbia University           Management of the Graduate School of
101 Uris Hall                     Business, Columbia University. Prior to 1989,
New York, New York 10027          he was President of the Illinois Institute of
Age 58                            Technology. Dean Feldberg is a director of
                                  Primedia, Inc. (publishing), Federated
                                  Department Stores Inc. (operator of
                                  department stores) and Revlon, Inc.
                                  (cosmetics). Dean Feldberg also is a director or trustee of 36 other investment companies for which PaineWebber Incorporated or its affiliates serves as investment adviser.

George W. Gowen                   Mr. Gowen is a partner in the law firm of
666 Third Avenue                  Dunnington, Bartholow & Miller. Prior to May
New York, New York 10017          1994, he was a partner in the law firm of
Age 70                            Fryer, Ross & Gowen. Mr. Gowen also is a
                                  director or trustee of 36 other investment companies for which PaineWebber Incorporated or its affiliates serves as investment adviser.

The Directors serve on the Board for terms of indefinite duration. A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Investors holding not less than two-thirds of the total number of votes eligible to be cast by all Investors. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Investors. The Directors may call a meeting of Investors to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the Investors cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund, the Manager may manage and control the Fund, but must convene a meeting of Investors within 60 days for the purpose of either electing new Directors or dissolving the Fund.

The Independent Directors are each paid an annual retainer of $5,000 and per meeting fees of $500, or $250 in the case of telephonic meetings, by the Fund. The other Directors receive no annual or other fees from the Fund. All Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses. It is estimated that the aggregate annual compensation paid by the Fund to each Independent Director will be $6,000 during the coming year, and that, together with compensation paid to them by other registered investment companies advised by affiliates of the Manager, Messrs. Feldberg and Gowen each will receive aggregate annual compensation from all such companies of approximately $160,000 for such year. The Directors do not receive any pension or retirement benefits from the Fund.

THE MANAGER

The Manager is the Fund's Managing Member. The Manager will initially allocate the Fund's assets and, thereafter, will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. The Manager may reallocate the Fund's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject to the condition that selection of a new Subadviser requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act. The Manager will perform its duties subject to any policies established by the Directors. The Manager, which was formed as a Delaware limited liability company on June 25, 1996, is an indirect, wholly-owned subsidiary of PW Group and is registered as an investment adviser under the Advisers Act. The Manager and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts, and, as of March 31, 2000, have approximately $452 billion of client assets and $73 billion of assets under management. PaineWebber Incorporated, a wholly-owned subsidiary of PW Group, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange, Inc. and other principal securities exchanges.

The offices of the Manager are located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 486-2608. Before the commencement of the Fund's operations, the Manager owned 99% of the outstanding interests in the Fund (thereby controlling the Fund) and was the only person known by the Fund to own of record or beneficially 5% or more of the outstanding interests in the Fund. The Manager or its designee maintains the Fund's accounts, books and other documents required to be maintained under the 1940 Act at 1285 Avenue of the Americas, New York, New York 10019, or at such other place as designated by the Manager.

Investment decisions for the Fund are made by a team of the Manager's portfolio managers, and no person is primarily responsible for making recommendations to the team.

The authority of the Manager to serve or act as investment adviser, and be responsible for the day-to-day management, of the Fund (collectively, "Advice and Management"), and the incentive allocation arrangement between the Fund and the Manager, as the foregoing are set forth in the LLC Agreement, was initially approved by the Board, including each Independent Director, and by vote of Investors holding interests in the Fund on May 10, 2000. The authority of the Manager to provide Advice and Management will terminate under the following circumstances:

     (1) if revoked by (A) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund or (B) the Board, in either case with 60 days' prior written notice to the Manager;

     (2) at the election of the Manager, with 60 days' prior written notice to the Board;

     (3) if, after May 10, 2001, any period of 12 consecutive months shall conclude without the approval of the continuation of such authority by
          (A) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund or (B) the Board and, in either case, approved by a majority of the Independent Directors by vote cast at a meeting called for such purpose; or

     (4) to the extent required by the 1940 Act, upon the occurrence of any event in connection with the Manager, its provision of Advice and Management, the LLC Agreement or otherwise constituting an "assignment" within the meaning of the 1940 Act.

VOTING

Each Investor will have the right to cast a number of votes based on the value of such Investor's respective capital account at any meeting of Investors called by the Directors or Investors holding at least a majority of the total number of votes eligible to be cast by all Investors. Investors will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including selection of Directors, approval of the authority of the Manager to provide Advice and Management and approval of the Fund's auditors. Except for the exercise of their voting privileges, Investors will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

CONFLICTS OF INTEREST

THE MANAGER

The Manager and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "PWFA Clients"). The Fund has no interest in these activities. In addition, the Manager, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment partnerships, private investment companies or other investment vehicles in which the Fund will have no interest.

The Manager or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular PWFA Client or for itself or its officers, directors, partners, members or employees, but not for the Fund. Situations may arise in which the Manager, its affiliates or PWFA Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Manager, its affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund's ability to invest in an investment vehicle.

The officers or employees of the Manager will be engaged in substantial activities other than on behalf of the Manager and may have conflicts of interest in allocating their time and activity between the Manager and PWFA Clients. The Manager and its officers and employees will devote so much of their time to the affairs of the Manager as in their judgment is necessary and appropriate.

PaineWebber Incorporated acts as the placement agent for the Fund, without special compensation from the Fund, and will bear its own costs associated with its activities as placement agent. The Manager and PaineWebber Incorporated intend to compensate PaineWebber Incorporated's or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, for their ongoing servicing of clients with whom they have placed interests in the Fund and such compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to the clients' assets in the Fund. Additionally, these entities, at their discretion, may charge Investors placement fees of up to 2% of the purchase price of Fund interests being purchased. See "FEES AND EXPENSES" and "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

PaineWebber Incorporated or its affiliates may provide brokerage, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds. These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility. (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Fund, are referred to collectively as the "Investment Manager Accounts.")

The Manager, its affiliates or PWFA Clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different than an interest in the Fund. In addition, the Investment Managers may receive research products and services in connection with the brokerage services that the Manager and its affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

PERTAINING TO SUBADVISERS

To the extent Subadvisers are engaged to manage the Fund's assets, the following potential conflicts of interest may be relevant:

PARTICIPATION IN INVESTMENT OPPORTUNITIES. Each Subadviser expects to employ an investment program for its Investment Fund that is substantially similar to the investment program that will be employed by the Subadviser for its Investment Manager Accounts. Accordingly, as a general matter, the Subadviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for investment by the Subadviser for its Investment Manager Accounts. There may be, however, circumstances under which a Subadviser will cause its Investment Manager Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Subadviser will commit the Fund's assets. There also may be circumstances under which a Subadviser will consider participation by its Investment Manager Accounts in investment opportunities in which the Subadviser does not intend to invest on behalf of the Fund, or vice versa.

Each Subadviser will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for its respective Investment Fund or Investment Manager Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Investment Fund and relevant Investment Manager Accounts in the context of any particular investment opportunity, the investment activities of the Investment Fund and Investment Manager Accounts may differ considerably from time to time. In addition, the fees and expenses of the Investment Fund will differ from those of the Investment Manager Accounts and the Fund. Accordingly, prospective Investors should note that the future performance of the Subadviser and the Investment Manager Accounts will vary.

When a Subadviser determines that it would be appropriate for its respective Investment Fund and one or more of its Investment Manager Accounts to participate in an investment opportunity at the same time, the Subadviser will attempt to aggregate, place and allocate orders on a basis that it believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that each Investment Fund participate, or participate to the same extent as the Investment Manager Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Subadviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Subadvisers for the Investment Manager Accounts. These situations may be based on, among other things: (1) legal restrictions on the combined size of positions that may be taken for the Investment Funds and the Investment Manager Accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Investment Funds and the Investment Manager Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, each Subadviser may be legally restricted from entering into a "joint transaction" (as defined in the 1940 Act) with its Investment Fund or Investment Manager Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "CONFLICTS OF INTEREST--Other Matters."

Each Investment Manager and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Investment Manager that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS. Except in accordance with applicable law, no Subadviser is permitted to buy securities or other property from, or sell securities or other property to, its respective Investment Fund. However, the Investment Fund may effect certain principal transactions in securities with one or more Investment Manager Accounts, except for accounts in which the Subadviser or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from the Subadviser's appointment as an investment adviser to the account. These transactions would be made in circumstances where the Subadviser has determined it would be appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

The Fund, the Manager and PaineWebber Incorporated each have adopted, and any new Subadviser will adopt, a code of ethics under Rule 17j-1 of the 1940 Act that permits its personnel, subject to the codes, to invest in securities, including securities that may be purchased or held by the Fund. These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. These codes are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

BROKERAGE

Each Investment Manager is directly responsible for the execution of its portfolio investment transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The Manager understands that each Investment Manager will seek to obtain the best price and execution for portfolio transactions and may allocate brokerage business to brokers that provide it with supplemental research, reports and other market information in the same manner and subject to the same requirements as a Subadviser as described below.

To the extent Subadvisers are engaged to manage the Fund's assets, the following paragraphs will be relevant:

In executing transactions on behalf of its Investment Fund, each Subadviser will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Subadviser with unaffiliated brokers, the firm's risk in positioning a block of securities. Although each Subadviser generally will seek reasonably competitive commission rates, a Subadviser will not necessarily pay the lowest commission available on each transaction. The Subadvisers will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Following the principle of seeking best price and execution, a Subadviser may place brokerage business on behalf of the Fund with brokers that provide the Subadviser and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Subadviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Subadviser or its affiliates in providing services to clients other than the Investment Fund. In addition, not all of the supplemental information is used by the Subadviser in connection with the Investment Fund. Conversely, the information provided to the Subadviser by brokers and dealers through which other clients of the Subadviser and its affiliates effect securities transactions may be useful to the Subadviser in providing services to the Investment Fund.

Each Investment Manager may execute portfolio brokerage transactions through its affiliates and affiliates of the Manager, in each case subject to compliance with the 1940 Act.

FEES AND EXPENSES

The Manager provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for these services, the Fund will pay the Manager a management fee generally on a monthly basis at the annual rate of 1% of the Fund's net assets for the month, excluding assets attributable to the Manager's capital account (the "Fee"). Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of interests. The Fee will be computed as of the start of business on the first business day of the period to which the Fee relates, after adjustment for any capital contributions effective on such date, and will be payable in arrears. The Fee will be charged in each period to the capital accounts of all Investors in proportion to their capital accounts at the beginning of such period.

The Administrator performs certain administration, accounting and investor services for the Fund and other investment funds sponsored or advised by PW Group or its affiliates. In consideration for these services, the Fund and such other funds will pay the Administrator an annual fee based on: (i) the average net assets of the Fund, subject to a minimum monthly fee, and (ii) the aggregate net assets of such other funds, subject to a minimum monthly fee, and will reimburse the Administrator for out-of-pocket expenses.

In addition, the capital accounts of Investors may be subject to an Incentive Allocation depending upon the investment performance of the Fund. See "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

The Fund will bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Manager. Expenses to be borne by the Fund include:

     o all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends, and indirect expenses from investments in Investment Funds;

     o all costs and expenses associated with the organization and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws;

     o all costs and expenses associated with the organization of Investment Funds managed by Subadvisers, if any, and with the selection of Investment Managers, including due diligence and travel-related expenses;

     o the costs and expenses of holding meetings of the Board and any meetings of Investors that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the 1940 Act or other applicable law;

     o fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

     o the fees of custodians and other persons providing administrative services to the Fund;

     o the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Manager or the Directors;

     o all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors;

     o all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolios, including valuation services provided by third parties;

     o all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund; and

     o such other types of expenses as may be approved from time to time by the Board.

The Manager will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund.

The Fund's organizational and offering expenses are estimated at $250,000. Before a recent change to the guidelines followed by the American Institute of Certified Public Accountants applicable to the Fund, the Fund would have been able to amortize the organizational expenses over a 60-month period. Because of that change, however, the organizational expenses now must be expensed as incurred. To achieve a more equitable distribution of the impact of those expenses among the Investors, an amount equal to the organizational expenses incurred by the Fund will be allocated among and credited to or debited against the capital accounts of all Investors based on the percentage that an Investor's contributed capital to the Fund bears to the total capital contributed to the Fund by all Investors as of the relevant allocation date. An initial allocation of organizational costs will be made as of the first date on which capital contributions of Investors are made. These allocations will thereafter be adjusted as of each date, through and including December 31, 2000, on which additional capital is contributed to the Fund by Investors. The Fund also will bear certain ongoing offering costs associated with any periodic offers of Fund interests. Offering costs cannot be deducted by the Fund or the Investors.

The Investment Funds will bear all expenses incurred in the business of the Investment Funds, which are similar to those expenses incurred by the Fund in the business of the Fund. The Investment Managers generally will charge an asset-based fee to and receive incentive-based allocations from the Investment Funds, which effectively will reduce total distributions from the Investment Funds to the Fund.

PLACEMENT FEE

In connection with initial and additional purchases of Fund interests, Investors may be charged by PaineWebber Incorporated and its Financial Advisors, as well as third party securities dealers and other industry professionals, placement fees of up to 2% of the Investor's capital contribution, in their sole discretion. The placement fee will be added to the purchase price and will not constitute assets of the Fund. See "APPLICATION FOR INTERESTS--Application Terms."

CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

The Fund will maintain a separate capital account for each Investor, which will have an opening balance equal to such Investor's initial contribution to the capital of the Fund. Each Investor's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by such Investor to the capital of the Fund, plus any amounts credited to such Investor's capital account as described below. Similarly, each Investor's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the interest or portion of the interest of such Investor, plus the amount of any distributions to such Investor which are not reinvested, plus any amounts debited against such Investor's capital account as described below. To the extent that any debit would reduce the balance of the capital account of any Investor below zero, that portion of any such debit will instead be allocated to the capital account of the Manager; any subsequent credits that would otherwise be allocable to the capital account of any such Investor will instead be allocated to the capital account of the Manager in such amounts as are necessary to offset all previous debits attributable to such Investor.

Capital accounts of Investors are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of (1) the last day of the fiscal year of the Fund, (2) the day preceding the date as of which a contribution to the capital of the Fund is made, (3) the day as of which the Fund repurchases any interest or portion of an interest of any Investor, (4) the day as of which the Fund admits a substituted Investor to whom an interest or portion of an interest of an Investor has been transferred (unless there is no change in beneficial ownership) or (5) the day as of which any amount is credited to or debited from the capital account of any Investor other than an amount to be credited to or debited from the capital accounts of all Investors in accordance with their respective Fund percentages. A Fund percentage will be determined for each Investor as of the start of each fiscal period by dividing the balance of such Investor's capital account as of the commencement of such period by the sum of the balances of all capital accounts of all Investors as of such date.

ALLOCATION OF NET PROFITS AND NET LOSSES

Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Investors as of the last day of each fiscal period in accordance with Investors' respective Fund percentages for such fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of interests or portions of interests, and adjusted to exclude the amount of any "key man" and other insurance premiums or proceeds to be allocated among the capital accounts of the Investors and any items to be allocated among the capital accounts of the Investors other than in accordance with the Investors' respective Fund percentages.

Allocations for Federal income tax purposes generally will be made among the Investors so as to reflect equitably amounts credited or debited to each Investor's capital account for the current and prior fiscal years.

INCENTIVE ALLOCATION

So long as the Manager provides Advice and Management to the Fund, the Manager will be entitled to an incentive-based allocation (the "Incentive Allocation"), charged to the capital account of each Investor as of the last day of each "allocation period," of 5% of the amount by which any "allocated gain" during an "allocation period" exceeds the positive balance in the Investor's "loss recovery account." The Incentive Allocation will be credited to the capital account of the Manager.

For purposes of calculating the Incentive Allocation, "allocated gain" means the excess of the balance of the Investor's capital account at the end of an "allocation period," after giving effect to allocations other than the Incentive Allocation, but before giving effect to any distributions and repurchases of interests by the Fund or debits to such capital account to reflect any item (other than management fees) not chargeable ratably to all Investors, over the balance of the Investor's capital account at the start of such "allocation period." Consequently, any Incentive Allocation to be credited to the Manager will be increased by a portion of the amount of any net unrealized appreciation, as well as net realized gains, allocable to an Investor.

An Incentive Allocation will be charged only with respect to any "allocated gain" in excess of the positive balance of a "loss recovery account" maintained for each Investor. A "loss recovery account" is a memorandum account maintained by the Fund for each Investor, which has an initial balance of zero and is (1) increased after the close of each "allocation period" by the amount of any negative performance for such Investor during such "allocation period," and (2) decreased (but not below zero) after the close of each "allocation period" by the amount of any allocated gain for such Investor during such "allocation period." Any positive balance in an Investor's "loss recovery account" would be reduced as the result of a repurchase or certain transfers with respect to the Investor's interest in the Fund in proportion to the reduction of the Investor's capital account attributable to the repurchase or transfer.

An "allocation period" as to each Investor is a period commencing on the admission of such Investor to the Fund and ending at the close of business on the first to occur of (1) the last day of the twelfth complete calendar month since the admission of such Investor to the Fund, (2) the last day of a fiscal year subsequent to an Investor having been admitted to the Fund for 12 complete calendar months, and the last day of each fiscal year thereafter, (3) the day as of which the Fund repurchases any interest or portion of an interest of such Investor, (4) the day as of which the Fund admits as a substitute Investor a person to whom the interest or portion of the interest of such Investor has been transferred, (5) the day as of which the authority of the Manager to provide Advice and Management is terminated, (6) the day preceding any day as of which such Investor becomes a Special Investor (as defined below), or (7) the day on which such Investor ceases to be a Special Investor. The measurement of any Incentive Allocation for an "allocation period" must take into account any negative performance from a prior allocation period to the extent reflected in the "loss recovery account." Therefore, the Incentive Allocation for any allocation period after the initial 12-month period in effect is a reflection of the extent to which cumulative performance achieved with respect to an Investor's account since such Investor's admission to the Fund exceeds the highest previous level of performance achieved through the close of any prior allocation period.

After the close of each allocation period with respect to each Investor, and subject to certain limitations, the Manager may withdraw up to 100% of the Incentive Allocation, computed on the basis of unaudited data, that was credited to the Manager's capital account and debited from the Investor's capital account with respect to such allocation period. The Fund will pay any balance, subject to audit adjustments, within 30 days after the completion of the audit of the Fund's books.

The Manager, in its sole discretion, may reduce or waive the Incentive Allocation for Investors who are key employees or directors of the Manager and its affiliates, and members of their immediate families, and attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families (collectively, "Special Investors").

ALLOCATION OF SPECIAL ITEMS--CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Investor will be debited against the capital account of such Investor as of the close of the fiscal period during which the Fund paid such obligation, and any amounts then or thereafter distributable to such Investor will be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, the Investor and any successor to the Investor's interest is required to pay to the Fund, upon demand of the Fund, the amount of such excess.

RESERVES

Appropriate reserves may be created, accrued and charged against net assets for contingent liabilities as of the date any such contingent liabilities become known to the Manager or the Board. Reserves will be in such amounts, subject to increase or reduction, which the Board or the Manager may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Investors at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Investors, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were Investors at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

Net asset value of the Fund will be determined by or at the direction of the Manager as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

The Fund will value interests in Investment Funds not managed by the Subadvisers at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund. Investment Managers may employ valuation policies that are different from those used by the Fund to value the portfolio securities of the Investment Funds managed by the Subadvisers.

To the extent Subadvisers are engaged to manage the Fund's assets, the Fund will value the portfolio securities of the Investments Funds managed by the Subadvisers as described below:

Domestic exchange traded securities and securities included in the Nasdaq National Market System will be valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Directors.

Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Directors will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Directors to represent fair value.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Directors.

Prospective Investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the Directors' judgments regarding appropriate valuations should prove incorrect.

APPLICATION FOR INTERESTS

APPLICATION TERMS

Both initial and additional applications for interests in the Fund may be accepted from eligible investors (as described below) at such times as the Manager may determine on the terms set forth below. The Fund may, in its discretion, suspend the offering of interests at any time or permit applications on a more frequent basis. The Fund reserves the right to reject any application for interests in the Fund. After the initial closing, initial applications and additional capital contributions generally will be accepted monthly. Generally, the minimum required initial contribution to the capital of the Fund from each investor is $250,000. For employees or directors of the Manager and its affiliates, and members of their immediate families, and, in the sole discretion of the Manager, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial contribution to the capital of the Fund is $25,000. The Fund may vary the investment minimums from time to time. Investors may be charged a placement fee. See "FEES AND EXPENSES--Placement Fee." The initial closing date for applications for interests in the Fund is July 26, 2000. The Fund, in its sole discretion, may accelerate or postpone the closing date. In addition, because the Fund may generate UBTI, charitable remainder trusts may not want to purchase interests in the Fund because a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. Prospective Investors that are charitable remainder trusts will be required to make certain representations contained in a supplemental certificate to be provided. See "TAX ASPECTS--Unrelated Business Taxable Income."

Except as otherwise permitted by the Fund, initial and any additional contributions to the capital of the Fund by any Investor will be payable in cash, and all contributions must be transmitted by such time and in such manner as is specified in the application of the Fund. Initial and any additional contributions to the capital of the Fund will be payable in one installment and will be due before the proposed acceptance of the contribution, although the Fund may accept, in its discretion, an application before its receipt of cleared funds.

Each new Investor will be obligated to agree to be bound by all of the terms of the LLC Agreement. Each potential Investor also will be obligated to represent and warrant in the application, among other things, that such investor is purchasing an interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of such interest.

If and when the Fund determines to accept securities as a contribution to the capital of the Fund, the Fund will charge each Investor making such contribution an amount determined by the Directors and not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs it incurs in liquidating and accepting such securities. Any such charge will be due and payable by the contributing Investor in full at the time the contribution to the capital of the Fund to which such charge relates is due.

ELIGIBLE INVESTORS

Each prospective Investor will be required to certify that the interest being purchased is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act and that such Investor, as well as each of the Investor's equity owners under certain circumstances, (i) immediately after the time of purchase, has at least $750,000 under the discretionary investment management of PW Group and its affiliates or subsidiaries, (ii) at the time of purchase, has a net worth of more than $1.5 million, or (iii) at the time of purchase, is a "qualified purchaser" as defined in Section 2(a)(51)(A) of the 1940 Act (a "Qualified Purchaser"). Existing Investors who purchase additional interests in the Fund and transferees of interests in the Fund may be required to represent that they meet the foregoing eligibility criterion at the time of the additional purchase. The relevant Investor qualifications will be set forth in an application to be provided to prospective Investors, which must be completed by each prospective Investor.

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

No Investor or other person holding an interest or a portion of an interest will have the right to require the Fund to redeem the interest or portion thereof. No public market exists for interests in the Fund, and none is expected to develop. Consequently, Investors may not be able to liquidate their investment other than as a result of repurchases of interests by the Fund, as described below.

REPURCHASES OF INTERESTS

The Fund from time to time may offer to repurchase interests pursuant to written tenders by Investors. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Fund should repurchase interests or portions thereof from Investors pursuant to written tenders, the Board will consider the recommendation of the Manager. The Manager expects that generally, beginning in 2001, it will recommend to the Board that the Fund offer to repurchase interests from Investors twice each year, near mid-year and year-end. The Directors also will consider the following factors, among others, in making such determination:

     o whether any Investors have requested to tender interests or portions thereof to the Fund;

     o    the liquidity of the Fund's assets;

     o    the investment plans and working capital requirements of the Fund;

     o    the relative economies of scale with respect to the size of the Fund;

     o    the history of the Fund in repurchasing interests or portions thereof;

     o    the condition of the securities markets; and

     o the anticipated tax consequences of any proposed repurchases of interests or portions thereof.

The Board will determine that the Fund repurchase interests or portions thereof from Investors pursuant to written tenders only on terms they determine to be fair to the Fund and to all Investors or persons holding interests acquired from Investors as applicable. When the Board determines that the Fund will repurchase interests in the Fund or portions thereof, notice will be provided to each Investor describing the terms thereof, and containing information Investors should consider in deciding whether and how to participate in such repurchase opportunity. Investors who are deciding whether to tender their interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their interest in the Fund from the Manager during such period.

The LLC Agreement provides that the Fund shall be dissolved if the interest of any Investor that has submitted a written request to tender its entire interest for repurchase by the Fund has not been repurchased within a period of two years of such request.

Repurchases of interests or portions thereof from Investors by the Fund may be made, in the discretion of the Board, in part or in whole for cash or for securities of equivalent value and will be effective after receipt by the Fund of all eligible written tenders of interests or portions thereof from Investors. The amount due to any Investor whose interest or portion thereof is repurchased will be equal to the value of the Investor's capital account or portion thereof based on the estimated net asset value of the Fund's assets as of the effective date of repurchase, after giving effect to all allocations to be made to the Investor's capital account (including the Incentive Allocation) as of such date. Payment of the purchase price pursuant to a tender of interests will consist of, first, cash and/or securities valued at net asset value in accordance with the LLC Agreement and distributed to tendering Investors on a pari passu basis, in an aggregate amount equal to at least 95% of the estimated unaudited net asset value of the interests tendered, determined as of the expiration date of the tender offer (the "expiration date"). Payment of such amount will be made promptly after the expiration date (the "cash payment"). Generally, payment pursuant to such a tender also will consist of a promissory note that, without approval by the Board, will bear no interest and is not transferable (the "note") entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the interests tendered as of the expiration date over (b) the cash payment. The note would be delivered to the tendering Investor promptly after the expiration date and would be payable generally no later than 60 days after the end of each year. The Fund does not impose any charges on a repurchase of interests or portion of interests in the Fund, although it may allocate to tendering Investors withdrawal or similar charges imposed by Investment Funds that are not advised by a Subadviser if the Manager determined to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Fund.

The Fund intends to maintain daily a segregated account containing permissible liquid assets in an amount equal to the aggregate amount of the notes. Payment for repurchased interests may require the Fund to liquidate portfolio holdings earlier than the Manager otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Manager intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of interests.

The Fund may repurchase an interest in the Fund or portion of an interest of an Investor or any person acquiring an interest or portion thereof from or through an Investor if:

     o such an interest or portion thereof has been transferred or such an interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an Investor;

     o ownership of such an interest by an Investor or other person will cause the Fund to be in violation of, or require registration of any interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

     o continued ownership of such an interest may be harmful or injurious to the business or reputation of the Fund or the Manager, or may subject the Fund or any Investors to an undue risk of adverse tax or other fiscal consequences;

     o any of the representations and warranties made by an Investor in connection with the acquisition of an interest in the Fund or portion thereof was not true when made or has ceased to be true; or

     o it would be in the best interests of the Fund, as determined by the Manager, for the Fund to repurchase such an interest or portion thereof.

TRANSFERS OF INTERESTS

No person may become a substituted Investor without the written consent of the Manager, which consent may be withheld for any reason in the Manager's sole and absolute discretion. Investor interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Manager, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any Investor, or Investor's equity owners in certain circumstances, (i) immediately after the time of purchase, has at least $750,000 under the discretionary investment management of PW Group and its affiliates or subsidiaries, (ii) at the time of purchase, has a net worth of more than $1.5 million, or (iii) at the time of purchase, is a Qualified Purchaser, and must be accompanied by a properly completed application. In addition to the foregoing, no Investor will be permitted to transfer an interest or portion thereof unless after such transfer the balance of the capital account of the transferee, and any Investor transferring less than its entire interest, is at least equal to the amount of the Investor's initial capital contribution.

Any transferee meeting the eligibility requirements that acquires an interest or portion thereof in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an Investor or otherwise, will be entitled to the allocations and distributions allocable to the interest so acquired and to transfer such interest in accordance with the terms of the LLC Agreement, but will not be entitled to the other rights of an Investor unless and until such transferee becomes a substituted Investor as provided in the LLC Agreement. If an Investor transfers an interest or portion thereof with the approval of the Manager, under the policies established by the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an Investor. Each Investor and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the investor eligibility requirements, the Fund reserves the right to redeem its interest.

By purchasing an interest in the Fund, each Investor has agreed to indemnify and hold harmless the Fund, the Directors, the Manager, each other Investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such transfer.

TAX ASPECTS

The following is a summary of certain aspects of the income taxation of the Fund and its Investors which should be considered by a prospective Investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership which is not a "publicly traded partnership" for Federal income tax purposes.

This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change (possibly with retroactive effect). Except as otherwise noted below, this summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor, to investors that acquire interests in the Fund other than for cash or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans. Each prospective tax-exempt Investor is urged to consult its own counsel regarding the acquisition of interests in the Fund.

TAX TREATMENT OF FUND OPERATIONS

CLASSIFICATION OF THE FUND. The Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Fund will not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Regulations if, as is anticipated, the Fund has more than 100 Investors.

The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Counsel to the Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, interests in the Fund will not be readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Fund interests, would be treated as dividend income when received by Investors to the extent of the Fund's current or accumulated earnings and profits; and Investors would not be entitled to report profits or losses realized by the Fund.

Unless otherwise indicated, references in the following discussion to the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being a member of an Investment Fund.

As an entity that is properly classified as a partnership, the Fund is not itself subject to Federal income tax. For income tax purposes, each Investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions for each taxable year of the Fund ending with or within the Investor's taxable year. Each item will have the same character to an Investor, and will generally have the same source (either United States or foreign), as though the Investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or Investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.

ALLOCATION OF PROFITS AND LOSSES. Under the LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each fiscal period is allocated among the Investors and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Investors pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Investor's capital account for the current and prior fiscal years.

Under the LLC Agreement, the Manager has the discretion to allocate specially an amount of the Fund's net capital gains, including short-term capital gain, for Federal income tax purposes to a withdrawing Investor to the extent that the Investor's capital account exceeds its Federal income tax basis in its interest in the Fund. There can be no assurance that, if the Manager makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund's gains allocable to the remaining Investors would be increased.

An Investor admitted to the Fund other than as of January 1 of a fiscal year will be allocated its distributive share of the Fund's tax items at the end of such fiscal year based on its pro rata share of the Fund's capital. Such allocation does not account for the possibility of a subsequent reallocation in the following year to the Manager in respect of the initial Incentive Allocation. The Manager, in its discretion, may attempt to minimize any negative tax consequences which may result to an Investor from the foregoing, including by utilizing special allocations of the Fund's tax items. However, there is no assurance that any such attempt will successfully minimize any negative tax consequence resulting to an Investor from the initial Incentive Allocation.

TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests, including by reason of death, provided that a partnership election has been made pursuant to Section
754. Under the LLC Agreement, at the request of an Investor, the Manager, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Manager does not presently intend to make such election.

The Manager decides how to report the Fund's tax items on the Fund's tax returns, and all Investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the Investors. The Manager is designated as the Fund's "Tax Matters Partner" in the LLC Agreement. As such, it has considerable authority to make decisions affecting the tax treatment and procedural rights of all Investors. In addition, the Tax Matters Partner has the authority to bind certain Investors to settlement agreements and the right on behalf of all Investors to extend the statute of limitations relating to the Investors' tax liabilities with respect to the Fund's tax items.

TAX CONSEQUENCES TO A WITHDRAWING INVESTOR

An Investor receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Investor and such Investor's adjusted tax basis in its interest in the Fund. Such capital gain or loss will be short-term or long-term depending upon the Investor's holding period for its interest in the Fund. However, a withdrawing Investor will recognize ordinary income to the extent such Investor's allocable share of the Fund's "unrealized receivables" exceeds the Investor's basis in such unrealized receivables, as determined pursuant to the Regulations. For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable with respect to the withdrawing Investor. An Investor receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Investor's adjusted tax basis in its interest in the Fund.

As discussed above, the LLC Agreement provides that the Manager may specially allocate items of Fund capital gain, including short-term capital gain, to a withdrawing Investor to the extent its liquidating distribution would otherwise exceed its adjusted tax basis in its Fund interest. Such a special allocation may result in the withdrawing Investor recognizing capital gain, which may include short-term gain, in the Investor's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the taxable year in which it receives its liquidating distribution upon withdrawal.

DISTRIBUTION OF PROPERTY

A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if an Investor is an "eligible partner", which term should include an Investor whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

TAX TREATMENT OF FUND INVESTMENTS

IN GENERAL. The Fund through the Investment Funds expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

Generally, the gains and losses realized by a trader or investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. See "Currency Fluctuations--'Section 988' Gains or Losses" below and certain other transactions described below. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to constructive sales, to so-called "straddle" and "wash sale" transactions and to "Section 1256 contracts" may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

The maximum ordinary income tax rate for individuals is 39.6%, and the maximum individual income tax rate for long-term capital gains is 20%, unless the taxpayer elects to be taxed at ordinary rates, although in any case the actual rate may be higher due to the phase out of certain tax deductions and exemptions. See "Limitation on Deductibility of Interest" below. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years, subject to certain limitations, and carried forward five years.

The Fund may realize ordinary income from accruals of interest and dividends on securities. The Fund through the Investment Funds may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund through the Investment Funds also may acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving derivative instruments, such as swap transactions, entered into by the Fund also may constitute ordinary income or loss. In addition, periodic amounts payable by the Investment Funds in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate Investor, may be subject to restrictions on their deductibility. See "Deductibility of Fund Investment Expenditures by Noncorporate Investors" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.1

------------------
1 Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property, whether or not actively traded, and entering into a contract to sell such property, or substantially identical property, at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in the Regulations.

CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES. The amount of gain or loss on securities denominated in a foreign currency frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the taxpayer accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the taxpayer actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

As indicated above, the Fund through the Investment Funds may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS - Foreign Currency Transactions." Generally, foreign currency regulated future contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires currency futures contracts or option contracts that are not
Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless
(i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

SECTION 1256 CONTRACTS. In the case of "Section 1256 Contracts," the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. Under these rules, Section 1256 Contracts, which include certain regulated futures contracts, certain foreign currency forward contracts and certain options contracts, held at the end of each taxable year are treated for Federal income tax purposes as if they were sold by the holder for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales, known as "marking to market," together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the holder in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

Capital gains and losses from such Section 1256 contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See 'Currency Fluctuations--'Section 988' Gains or Losses." If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on "Section 1256 Contracts" may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on "Section 1256 Contracts."

MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Service.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year. These rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the underlying property, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to the constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

EFFECT OF STRADDLE RULES ON INVESTORS' SECURITIES POSITIONS. The Service may treat certain positions in securities held, directly or indirectly, by an Investor and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect an Investor's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

LIMITATION ON DEDUCTIBILITY OF INTEREST. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for an Investor, and the investment interest limitation would apply to a noncorporate Investor's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate Investor would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. An Investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Investor on money borrowed to finance its investment in the Fund. Potential Investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

DEDUCTIBILITY OF FUND INVESTMENT EXPENDITURES BY NONCORPORATE INVESTORS. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent that such expenses exceed 2% of adjusted gross income.2 Further, in the case of an Investor that is a partnership having 100 or more partners and which has elected to be treated as an "electing large partnership," 70% of such deductions will be disallowed, although the remaining deductions generally will be allowed at the partnership level and will not be subject to the 2% floor that would otherwise be applicable to individual Investors. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount, for 2000, $128,950 or $64,475 for a married person filing a separate return, to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses, along with certain other itemized deductions, exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

----------------
2 However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Federal Court of Appeals for the Sixth Circuit, reversing a Tax Court decision, has held that the investment advisory fees incurred by a trust were exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. The Service, however, has stated that it will not follow this decision outside of the Sixth Circuit. Investors that are trusts or estates should consult their tax advisers as to the applicability of this case to the investment expenses that are allocated to them.

Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Investor's share of the expenses of the Fund to the extent that such expenses are allocable to an Investment Fund that is considered to be in a trade or business within the meaning of the Code. These limitations will apply, however, to a noncorporate Investor's share of the expenses of the Fund to the extent that such expenses are allocable to an Investment Fund that is not considered to be in a trade or business within the meaning of the Code. Although the Fund intends to treat the trade or business related expenses and any incentive-based allocations as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service will not treat such items as investment expenses which are subject to the limitations.

The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Investors should consult their tax advisers with respect to the application of these limitations.

APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against an Investor's share of income and gain from the Fund. Income or loss attributable to investments in partnerships engaged in a trade or business may constitute passive activity income or loss.

"PHANTOM INCOME" FROM CERTAIN FOREIGN EQUITY INVESTMENTS. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments, if any, by the Fund through the Investment Funds in certain foreign corporations may cause an Investor to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as capital gain.

FOREIGN TAXES

It is possible that certain dividends and interest received from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, some foreign countries may impose capital gains taxes on certain securities transactions involving foreign issuers. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

The Fund will inform Investors of their proportionate share of the foreign taxes paid or incurred by the Fund that Investors will be required to include in their income. The Investors generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits), or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. An Investor that is tax exempt will not ordinarily benefit from such credit or deduction.

UNRELATED BUSINESS TAXABLE INCOME

Generally, an exempt organization (such as an employee benefit plan, Individual Retirement Account or 401(k) or Keogh Plan) is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is an investor.3

------------------
3 With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

This general exemption from tax does not apply to the UBTI of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived, either directly or through partnerships, from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization, directly or through a partnership, from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization, directly or through a partnership, from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Fund's income, or loss, from these investments may constitute UBTI.

The Fund through the Investment Funds may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt-financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not generating UBTI.4 The percentage of income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

----------------
4 Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

The percentage of capital gain from securities with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of their disposition which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account. Thus, for instance, a percentage of capital losses from debt-financed securities, based on the debt/basis percentage calculation described above, would offset gains treated as UBTI.

Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Investment Funds from time to time,5 it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for an Investor which is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

------------------
5 The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

To the extent that the Fund generates UBTI, the applicable Federal tax rate for such an Investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to substantiate, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to an Investor which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.6 However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under
Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective Investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. See also "ERISA CONSIDERATIONS."

-------------------
6 Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(iv)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Investor should consult its tax adviser in this regard.

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return, both income and capital appreciation, the risks of rising and falling price levels, and the needs for diversification within the foundation's portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (defined to include assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Investor which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other liquid assets held by a foundation.

In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation, either directly or together with a "disqualified person," acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Manager believes that the Fund will meet this 95% gross income test.

A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts ("IRAs") and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "TAX ASPECTS--Unrelated Business Taxable Income" and "ERISA CONSIDERATIONS."

ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of an interest in the Fund is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment funds or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

LEGISLATIVE PROPOSALS

There have been proposals initiated by the Clinton Administration and Congress that would affect the tax consequences described herein. It is not possible to predict at this time the extent to which any of these proposals will be enacted by Congress and, if enacted, what their final form and effective dates will be. In addition, other proposals could be enacted that would change the tax consequences described herein of an investment in the Fund. Prospective Investors should consult their own tax advisers regarding the status of these proposed changes and the effect, if any, on their investment in the Fund.

STATE AND LOCAL TAXATION

In addition to the Federal income tax consequences described above, prospective Investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. An Investor's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Fund acquires an interest may conduct business in a jurisdiction which will subject to tax an Investor's share of the Fund's income from that business. Prospective Investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Investor is a resident.

The Fund should not be subject to the New York City unincorporated business tax, which is not imposed on an entity taxed as a partnership which purchases and sells securities for its "own account." By reason of a similar "own account" exemption, it is also expected that a nonresident individual Investor should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund. A nonresident individual Investor will not be subject to New York City earnings tax on nonresidents with respect to his or her investment in the Fund.

Individual Investors who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions for individual taxpayers at certain income levels. This limitation would likely apply to an Investor's share of some or all of the Fund's expenses. Prospective Investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a limited partnership interest in a partnership which does business in New York State and New York City, respectively.7 Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a limited partner in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

--------------
7 New York State, but not New York City, generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Fund's qualification as such a portfolio investment partnership must be determined on an annual basis and with respect to a taxable year, the Fund may not qualify as a portfolio investment partnership.

A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI, including unrelated debt-financed income, at a rate which is currently equal to the New York State corporate franchise tax rate, plus the corporate surtax. There is no New York City tax on the UBTI of an otherwise exempt entity.

Each prospective corporate Investor should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "TAX ASPECTS--Unrelated Business Taxable Income" and"--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund will register as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Manager will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund.

The Manager will require a Benefit Plan which proposes to invest in the Fund to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Benefit Plan Investors may currently maintain relationships with the Manager or other entities which are affiliated with the Manager. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan Investors will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Memorandum is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of interests.

ADDITIONAL INFORMATION AND SUMMARY OF LLC AGREEMENT

The following is a summary description of additional items and of select provisions of the LLC Agreement which are not described elsewhere in this Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix A.

LIABILITY OF INVESTORS

Investors in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, an Investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an Investor, except that the Investor may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement, to repay any funds wrongfully distributed to the Investor. However, the Manager may require an Investor to contribute to the Fund, whether before or after the Fund's dissolution or after the Investor ceases to be an Investor, such amounts as the Manager deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any Investor, the aggregate amount of any distributions, amounts in connection with a repurchase of all or a portion of the Investor's interests and any other amounts received by the Investor from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

DUTY OF CARE OF THE BOARD AND THE MANAGER

The LLC Agreement provides that neither the Directors nor the Manager (including certain of its affiliates, among others) shall be liable to the Fund or any of the Investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors and the Manager (including certain of its affiliates, among others) by the Fund, but not by the Investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any Investor for the repayment of any balance in such Investor's capital account or for contributions by such Investor to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Director or the Manager for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

AMENDMENT OF THE LLC AGREEMENT

The LLC Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Directors, if required by the 1940 Act, (ii) the Manager or (iii) a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund. Certain amendments involving capital accounts, allocations thereto and the modification of events causing dissolution of the Fund may not be made without the consent of any Investors adversely affected thereby or unless each Investor has received notice of such amendment and any Investor objecting to such amendment has been allowed a reasonable opportunity to tender its entire interest for repurchase by the Fund.

POWER OF ATTORNEY

By purchasing an interest in the Fund, each Investor will appoint the Manager and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Manager and each of the Directors and as such is irrevocable and continues in effect until all of such Investor's interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Board for admission to the Fund as substitute Investors.

TERM, DISSOLUTION AND LIQUIDATION

The Fund will be dissolved:

     o upon the affirmative vote to dissolve the Fund by both (1) the Board and (2) Investors holding at least two-thirds of the total number of votes eligible to be cast by all Investors;

     o upon the expiration of any two-year period which commences on the date on which any Investor has submitted to the Fund a written request in accordance with the LLC Agreement, to tender its entire interest for repurchase by the Fund if such Investor's interest has not been repurchased during such period;

     o    at the election of the Manager;

     o upon the failure of Investors to elect successor Directors at a meeting called by the Manager when no Director remains; or

     o    as required by operation of law.

Upon the occurrence of any event of dissolution, the Manager, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "CAPITAL ACCOUNTS AND ALLOCATIONS--Allocation of Net Profits and Net Losses."

Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the Investors, and (3) finally to the Investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Investors in facilitating an orderly liquidation.

REPORTS TO INVESTORS

The Fund will furnish to Investors as soon as practicable after the end of each taxable year such information as is necessary for such Investors to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to Investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Manager regarding the Fund's operations during such period also will be sent to Investors.

FISCAL YEAR

The Fund's fiscal year ends on December 31st.

ACCOUNTANTS AND LEGAL COUNSEL

Ernst & Young LLP serves as the independent public accountants of the Fund. Its principal business address is 787 Seventh Avenue, New York, New York 10019.

Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Fund.

Schulte Roth & Zabel LLP, New York, New York, acts as legal counsel to the Manager and its affiliates. Each of such counsel from time to time may serve as counsel to one or more Investment Managers.

CUSTODIAN

PFPC Trust Company (the "Custodian") serves as the primary custodian of the assets of the Fund and the Investment Funds managed by the Subadvisers, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund and Investment Funds are not held by the Manager or Subadvisers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113.

INQUIRIES

Inquiries concerning the Fund and interests in the Fund, including information concerning purchase and redemption procedures, should be directed to:

         PW Fund Advisor, L.L.C.
         c/o PaineWebber Incorporated
         Alternative Investment Group
         1285 Avenue of the Americas
         New York, New York 10019
         Telephone: (800) 486-2608
         Telecopier: (212) 713-1498

                                   * * * * *

All potential Investors in the Fund are encouraged to consult appropriate legal and tax counsel.

APPENDIX A

                     LIMITED LIABILITY COMPANY AGREEMENT OF
                         PW HEALTH SCIENCES FUND, L.L.C.

          THIS LIMITED LIABILITY COMPANY AGREEMENT of PW Health Sciences Fund, L.L.C. (the "Fund") is dated and effective as of May 10, 2000 by and among the Organizational Member, the Manager and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.

                              W I T N E S S E T H :

          WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of April 26, 2000 and filed with the Secretary of State of the State of Delaware on April 28, 2000;

          NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

-------------------------------------------------------------------------------

                                    ARTICLE I

                                   DEFINITIONS

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          For purposes of this Agreement:

          ADVICE AND MANAGEMENT means those services provided to the Fund by the Manager pursuant to Section 3.4(b) hereof.

          ADVISERS ACT means the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

          AFFILIATE means affiliated person as such term is defined in the 1940 Act.

          AGREEMENT means this Limited Liability Company Agreement, as amended and/or restated from time to time.

          ALLOCATION CHANGE means, with respect to each Member for each Allocation Period, the difference between:

          (1) the sum of (a) the balance of such Member's Capital Account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Member's Capital Account as of such date other than any Incentive Allocation to be debited against such Member's Capital Account), plus (b) any debits to such Member's Capital Account during the Allocation Period to reflect any actual or deemed distributions or repurchases with respect to such Member's Interest, plus (c) any debits to such Member's Capital Account during the Allocation Period to reflect any Insurance premiums allocable to such Member, plus (d) any debits to such Member's Capital Account during the Allocation Period to reflect any items allocable to such Member's Capital Account pursuant to Section 5.6 hereof other than Management Fees; and

          (2) the sum of (a) the balance of such Member's Capital Account as of the commencement of the Allocation Period, plus (b) any credits to such Member's Capital Account during the Allocation Period to reflect any contributions by such Member to the capital of the Fund, plus (c) any credits to such Member's Capital Account during the Allocation Period to reflect any Insurance proceeds allocable to such Member.

               If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference shall be a POSITIVE ALLOCATION CHANGE, and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference shall be a NEGATIVE ALLOCATION CHANGE.

          ALLOCATION PERIOD means, with respect to each Member, the period commencing as of the date of admission of such Member to the Fund and ending at the close of business on the first to occur of the following:

          (1) the last day of the twelfth complete calendar month since the admission of such Member to the Fund;

          (2) the last day of a Fiscal Year subsequent to a Member having been admitted to the Fund for 12 complete calendar months, and the last day of each Fiscal Year thereafter;

          (3) the day as of which the Fund repurchases any Interest or portion of an Interest of such Member;

          (4) the day as of which the Fund admits as a substituted Member a person to whom the Interest (or a portion thereof) of such Member has been Transferred (unless there is no change in beneficial ownership);

          (5) the day as of which the authority of the Manager to provide Advice and Management is terminated pursuant to Section 3.4(a) hereof;

          (6) the day preceding any day as of which such Member becomes a Special Member; or

          (7)  the day on which such Member ceases to be a Special Member.

          BOARD means the Board of Directors established pursuant to Section 2.6 hereof.

          CAPITAL ACCOUNT means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section
5.3 hereof.

          CAPITAL PERCENTAGE means a percentage established for each Member as of each Expense Allocation Date. The Capital Percentage of a Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Fund by the Member pursuant to Section 5.1 hereof by the sum of the capital contributed to the Fund by each Member pursuant to Section 5.1 hereof on or prior to such Expense Allocation Date. The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal 100%.

          CAPITAL CONTRIBUTION means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

          CERTIFICATE means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

          CLOSING DATE means the first date on or as of which a Member other than the Organizational Member or the Manager is admitted to the Fund.

          CODE means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

          DELAWARE ACT means the Delaware Limited Liability Company Act (6 DEL.C.ss.18-101, ET SEQ.) as in effect on the date hereof and as amended from time to time, or any successor law.

          DIRECTOR means each natural person listed on Schedule I hereto who serves on the Board and any other natural person who, from time to time, pursuant hereto shall serve on the Board. Each Director shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

          EXPENSE ALLOCATION DATE means the Closing Date, and thereafter each day on or before December 31, 2000, as of which a contribution to the capital of the Fund is made pursuant to Section 5.1 hereof.

          FISCAL PERIOD means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

          (1)  the last day of a Fiscal Year;

          (2) the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;

          (3) the day as of which the Fund repurchases any Interest or portion of an Interest of any Member;

          (4) the day as of which the Fund admits a substituted Member to whom an Interest (or portion thereof) of a Member has been Transferred (unless there is no change of beneficial ownership); or

          (5) any other day as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Fund Percentages.

          FISCAL YEAR means the period commencing on the Closing Date and ending on the first December 31st following the Closing Date, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

          FORM N-2 means the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

          FUND means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

          FUND PERCENTAGE means a percentage established for each Member on the Fund's books as of the first day of each Fiscal Period. The Fund Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Fund Percentages of all Members for each Fiscal Period shall equal 100%.

          INCENTIVE ALLOCATION means, with respect to any Member, other than a Special Member, 5% (and, as respects a Special Member, such percentage as the Manager shall have agreed with such Special Member) of the amount, determined as of the close of each Allocation Period with respect to such Member, by which such Member's Positive Allocation Change for such Allocation Period, if any, exceeds any positive balance in such Member's Loss Recovery Account as of the most recent prior date as of which any adjustment has been made thereto.

          INDEPENDENT DIRECTORS means those Directors who are not "interested persons" of the Fund as such term is defined in the 1940 Act.

          INSURANCE means one or more "key man" insurance policies on the life of any principal of a member of the Manager or any other insurance policy, the benefits of which are payable to the Fund.

          INTEREST means the entire ownership interest in the Fund at any particular time of a Member or other person to whom an Interest or portion thereof has been transferred pursuant to Section 4.3 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

          INVESTED CAPITAL means, with respect to any Member, the amount of such Member's aggregate Capital Contributions to the Fund, decreased by any withdrawals (through repurchases pursuant to Section 4.4 hereof) made by such Member pursuant to Section 4.4 hereof other than withdrawals of aggregate Net Capital Appreciation (for this purpose, any amounts withdrawn shall first be applied against Net Capital Appreciation, if any).

          INVESTMENT FUNDS means unregistered pooled investment vehicles and registered investment companies that are advised by an Investment Manager or Subadviser.

          INVESTMENT MANAGERS means portfolio managers among which the Fund deploys some or all of its assets.

          LOSS RECOVERY ACCOUNT means a memorandum account to be recorded in the books and records of the Fund with respect to each Member, which shall have an initial balance of zero and which shall be adjusted as follows:

          (1) As of the first day after the close of each Allocation Period for such Member, the balance of the Loss Recovery Account shall be increased by the amount, if any, of such Member's Negative Allocation Change for such Allocation Period and shall be reduced (but not below zero) by the amount, if any, of such Member's Positive Allocation Change for such Allocation Period.

          (2) The balance of the Loss Recovery Account shall be reduced (but not below zero) as of the first date as of which the Capital Account balance of any Member is reduced as a result of repurchase or transfer with respect to such Member's Interest by an amount determined by multiplying (a) such positive balance by
               (b) a fraction, (i) the numerator of which is equal to the amount of the repurchase or transfer, and (ii) the denominator of which is equal to the balance of such Member's Capital Account immediately before giving effect to such repurchase or transfer.

          No transferee of any Interest shall succeed to any Loss Recovery Account balance or portion thereof attributable to the transferor unless the Transfer by which such transferee received such Interest did not involve a change of beneficial ownership.

          MANAGEMENT FEE means the fee paid to PWFA out of the Fund's assets, and debited against Members' Capital Accounts, for PWFA Services.

          MANAGER means PW Fund Advisor, L.L.C. or any successor thereto. The Manager shall constitute a "manager" of the Fund within the meaning of the Delaware Act. The Manager also shall constitute a "member" of the Fund within the meaning of the Delaware Act and shall have an Interest.

          MEMBER means the Manager and any person who shall have been admitted to the Fund as a member (including any person who is a Special Member) until the Fund repurchases the entire Interest of such person pursuant to Section 4.4 hereof or a substitute Member who is admitted to the Fund pursuant to Section
4.3 hereof, in such person's capacity as a member of the Fund. For purposes of the Delaware Act, the Members shall constitute a single class or group of members.

          NEGATIVE ALLOCATION CHANGE has the meaning given such term in the definition of Allocation Change.

          NET ASSETS means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

          NET CAPITAL APPRECIATION means, with respect to any Member, the excess, if any, of the aggregate amount credited to such Member's Capital Account under clause (ii) of paragraph (c) of Section 5.3 hereof over the aggregate amount debited to such Member's Capital Account under clause (ii) of paragraph (d) of Section 5.3 hereof.

          NET PROFIT OR NET LOSS means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, at the close of business on the Closing Date), such amount to be adjusted to exclude:

          (1) the amount of any Insurance premiums or proceeds to be allocated among the Capital Accounts of the Members pursuant to Section 5.5 hereof;

          (2) any items to be allocated among the Capital Accounts of the Members on a basis which is not in accordance with the respective Fund Percentages of all Members as of the commencement of such Fiscal Period pursuant to Sections 5.6 and 5.7 hereof; and

          (3) Organizational Expenses allocated among the Capital Accounts of the Members pursuant to Section 5.11 hereof.

          1940 ACT means the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

          1934 ACT means the Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

          ORGANIZATIONAL EXPENSES means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

          ORGANIZATIONAL MEMBER means Norman E. Sienko, Jr.

          PERSON means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

          POSITIVE ALLOCATION CHANGE has the meaning given such term in the definition of Allocation Change.

          PWFA means PW Fund Advisor, L.L.C., or any successor thereto.

          PWFA SERVICES means such management and administrative services as PWFA or its affiliates shall provide to the Fund pursuant to a separate written agreement with the Fund as contemplated by Section 3.10(a) hereof.

          RELATED PERSON means, with respect to any person, (i) a relative, spouse or relative of a spouse who has the same principal residence as such person, (ii) any trust or estate in which such person and any persons who are related to such person collectively have more than 50% of the beneficial interests (excluding contingent interests) and (iii) any corporation or other organization of which such person and any persons who are related to such person collectively are beneficial owners of more than 50% of the equity securities (excluding directors' qualifying shares) or equity interests.

          SECURITIES means securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in
Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.

          SPECIAL MEMBER means such Members as the Manager shall determine from time to time, in its sole discretion, to be key employees, or directors of the Manager and its affiliates, and members of their immediate families, and attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families.

          SUBADVISERS means those Investment Managers for which a separate investment vehicle has been created in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member and those Investment Managers who manage the Fund's assets directly or through a separate managed account.

          TAX MATTERS PARTNER means the Manager designated as "tax matters partner" of the Fund pursuant to Section 8.17 hereof.

          TRANSFER means the assignment, transfer, sale or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

          VOTING INTEREST means with respect to a Member the number of votes equivalent to such Member's Fund Percentage as of the record date for a meeting of Members.

-------------------------------------------------------------------------------

                                   ARTICLE II

                    ORGANIZATION; ADMISSION OF MEMBERS; BOARD

-------------------------------------------------------------------------------


          2.1 FORMATION OF LIMITED LIABILITY COMPANY.

          The Organizational Member and any person designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

          2.2 NAME.

          The name of the Fund shall be "PW Health Sciences Fund, L.L.C." or such other name as the Board hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and
(ii) sending notice thereof to each Member. The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

          2.3 PRINCIPAL AND REGISTERED OFFICE.

          The Fund shall have its principal office at the principal office of the Manager, or at such other place designated from time to time by the Board.

          The Fund shall have its registered office in the State of Delaware at 1013 Center Road, Wilmington, New Castle County, Delaware 19805-1297, and shall have Corporation Service Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

          2.4 DURATION.

          The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

          2.5 BUSINESS OF THE FUND.

          (a) The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, and to engage in any financial or derivative transactions relating thereto or otherwise. Discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) may be invested in general or limited partnerships, limited liability companies and other pooled investment vehicles which invest and trade in Securities, or managed in separate accounts which invest and trade in Securities, some or all of which may be advised by one or more Subadvisers. The Manager, on behalf of the Fund, may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as may in the opinion of the Manager be necessary or advisable to carry out the Fund's business and any amendments to any such contracts, agreements and other undertakings, all without any further act, vote or approval of any other person, notwithstanding any other provision of this Agreement.

          (b) The Fund shall operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

          2.6 THE BOARD.

          (a) The Organizational Member hereby designates those persons listed on Schedule I who shall agree to be bound by all of the terms of this Agreement to serve as Directors on the initial Board. The Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Director and the provisions of
Section 3.3 hereof with respect to the election of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund. The number of Directors shall be fixed from time to time by the Directors but, at the Closing Date, shall not be fewer than three.

          (b) Each Director shall serve as a Director for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.1 hereof. If any vacancy in the position of a Director occurs, the remaining Directors may appoint a person to serve in such capacity, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Members. The Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving as Directors.

          (c) If no Director remains, the Manager shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Directors. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

          2.7 MEMBERS.

          The Board may admit one or more Members as of the beginning of each calendar month or at such other times as the Board may determine. Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Fund's application pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board, in its absolute discretion, may reject applications for Interests in the Fund. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member. Each of the Manager and the Organizational Member hereby is admitted as a Member on the date hereof.

          2.8 ORGANIZATIONAL MEMBER.

          Upon the admission to the Fund of any additional Member pursuant to
Section 2.7, the Organizational Member shall withdraw from the Fund as the Organizational Member and shall be entitled to the return of his Capital Contribution, if any, without interest or deduction, and shall cease to be a member of the Fund.

          2.9 BOTH DIRECTORS AND MEMBERS.

          A Member may at the same time be a Director and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

          2.10 LIMITED LIABILITY.

          Except as otherwise provided under applicable law, no Member or Director shall be liable personally for the Fund's debts, obligations or liabilities, whether arising in contract, tort or otherwise, solely by reason of being a member or manager of the Fund, except that a Member may be obligated to make capital contributions to the Fund pursuant to this Agreement and to repay any funds wrongfully distributed to such Member. Notwithstanding any other provision of this Agreement, the Manager, in its sole discretion, may require a Member to contribute to the Fund, at any time or from time to time, whether before or after the dissolution of the Fund or after such Member ceases to be a member of the Fund, such amounts as are requested by the Manager to meet the Fund's debts, obligations or liabilities (not to exceed for any Member the aggregate amount of any distributions, amounts paid in connection with a repurchase of all or a portion of such Member's Interest and any other amounts received by such Member from the Fund during or after the Fiscal Year in which any debt, obligation or liability of the Fund arose or was incurred); PROVIDED HOWEVER, that each Member shall contribute only his pro rata share of the aggregate amount requested based on such Member's Invested Capital in the Fiscal Year in which the debt, obligation or liability arose or was incurred as a percentage of the aggregate Invested Capital of the Fund in such Fiscal Year; and PROVIDED FURTHER that the provisions of this Section 2.10 shall not affect the obligations of Members under Section 18-607 of the Delaware Act.


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                                   ARTICLE III

                                   MANAGEMENT

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          3.1 MANAGEMENT AND CONTROL.

          (a) Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of managers under the Delaware Act and to do all things necessary and proper to carry out the business of the Fund and its duties hereunder, including, without limitation, the power to engage the Manager to provide Advice and Management to the Fund. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Fund shall have no Directors, the Manager shall continue to provide Advice and Management to the Fund.

          (b) Each Member agrees not to treat, on his personal return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Fund. The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.


          (c) Members (other than the Manager) shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

          (d) The Board may delegate to any person, including the Manager, even if such delegation is greater than the power given to the Manager pursuant to
Section 3.4 hereof, any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law.

          3.2 ACTIONS BY THE BOARD.

          (a) Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940
Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, in person or by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

          (b) The Board may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board may be called by the Chairman or any two Directors, and may be held on such date and at such time and place as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act. A majority of the Directors then in office shall constitute a quorum at any meeting.

          (c) The Board may designate from time to time agents and employees of the Fund who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund.

          3.3 MEETINGS OF MEMBERS.

          (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

          (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Voting Interest. The Board shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

          (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

          3.4 ADVICE AND MANAGEMENT.

          (a) Among its powers, the Board shall have the power to engage the Manager to provide Advice and Management to the Fund under its general supervision, subject to the initial approval thereof prior to the Closing Date by the Organizational Member. The Board also delegates to the Manager the rights and powers expressly given to the Manager under this Agreement. The authority of the Manager granted under this Section 3.4 shall become effective upon such initial approval and shall terminate: (i) if any period of 12 consecutive months following the first 12 consecutive months of the effectiveness of such authority shall conclude without the approval of the continuation of such authority by (A) the vote of a majority (as defined in the 1940 Act) of the outstanding Voting Interests of the Fund or (B) the Board, and in either case, approval by a majority of the Independent Directors by vote cast in person at a meeting called for such purpose; (ii) if revoked by the Board or by vote of a majority (as defined in the 1940 Act) of the outstanding Voting Interests of the Fund, in either case with 60 days' prior written notice to the Manager; or (iii) at the election of the Manager with 60 days' prior written notice to the Board. The authority of the Manager to provide Advice and Management pursuant to this
Section 3.4 shall automatically terminate upon the occurrence of any event in connection with the Manager, its provision of Advice and Management, this Agreement or otherwise constituting an "assignment" within the meaning of the 1940 Act. If the authority of the Manager under this Section 3.4 is terminated as provided herein, the Board may appoint, subject to the approval thereof by a majority of the Independent Board and by vote of a majority (as defined in the 1940 Act) of the outstanding Voting Interests of the Fund, a person or persons to provide Advice and Management to the Fund, and shall cause the terms and conditions of such appointment to be stated in an agreement executed on behalf of the Fund and such person or persons. Notwithstanding anything in this Agreement to the contrary, upon receiving the requisite approval set forth in the preceding sentence, the Fund, and a person designated by the Board, shall have the power and authority to enter into such agreement without any further act, vote or approval of any Member.

          (b) So long as the Manager has been and continues to be authorized to provide Advice and Management, it shall have, subject to any policies and restrictions set forth in any current offering memorandum issued by the Fund, this Agreement, the Form N-2 or the 1940 Act, or adopted from time to time by the Board and communicated in writing to the Manager, full discretion and authority (i) to manage the assets and liabilities of the Fund and (ii) to manage the day-to-day business and affairs of the Fund. In furtherance of and subject to the foregoing, the Manager, except as otherwise provided in this Agreement, shall have full power and authority on behalf of the Fund:

          (1) to purchase, sell, exchange, trade and otherwise deal in and with Securities and other property of the Fund and to loan Securities of the Fund;

          (2) to do any and all acts and exercise all rights with respect to the Fund's interest in any person, firm, corporation, partnership or other entity, including, without limitation, voting interests of the Investment Funds;

          (3) to enter into agreements with the Investment Funds irrevocably to forego the Fund's right to vote its interests or shares of the Investment Funds;

          (4) to enter into agreements with the Investment Funds that provide for, among other things, the indemnification by the Fund of the Investment Funds and the Investment Managers to the same or different extent as provided for in respect of the Manager, and to terminate such agreements;

          (5) to open, maintain and close accounts with brokers and dealers, to make all decisions relating to the manner, method and timing of Securities and other investment transactions, to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Manager considers appropriate, and to grant limited discretionary authorization to such persons with respect to price, time and other terms of investment and trading transactions;

          (6) to borrow from banks or other financial institutions and to pledge Fund assets as collateral therefor, to trade on margin, to exercise or refrain from exercising all rights regarding the Fund's investments, and to instruct custodians regarding the settlement of transactions, the disbursement of payments to Members with respect to repurchases of Interests and the payment of Fund expenses, including those relating to the organization and registration of the Fund;

          (7) to issue to any Member an instrument certifying that such Member is the owner of an Interest;

          (8) to call and conduct meetings of Members at the Fund's principal office or elsewhere as it may determine and to assist the Board in calling and conducting meetings of the Board;

          (9) to engage and terminate such attorneys, accountants and other professional advisors and consultants as the Manager may deem necessary or advisable in connection with the affairs of the Fund or as may be directed by the Board;

          (10) to engage and terminate the services of persons other than the Subadvisers (the engagement of which shall be the subject to Section 3.4(b) (15)) to assist the Manager in providing, or to provide under the Manager's control and supervision, Advice and Management to the Fund at the expense of the Manager and to terminate such services;

          (11) to assist in the preparation and filing of any required tax or information returns to be made by the Fund;

          (12) as directed by the Board, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Fund or any assets of the Fund;

          (13) if directed by the Board, to arrange for the purchase of (A) Insurance, or (B) any insurance covering the potential liabilities of the Fund or relating to the performance of the Board or the Manager, or any of their principals, directors, officers, members, employees and agents;

          (14) to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in such activities and transactions as are, in the opinion of the Manager, necessary and appropriate for the conduct of the business of the Fund, without the act, vote or approval of any other Member or person; and

          (15) (A) to direct the formulation of investment policies and strategies for the Fund using a multi-asset and multiple manager strategy whereby some or all of the Fund's assets may be committed from time to time by the Manager to Investment Funds or to the discretionary management of one or more Subadvisers, the selection of which shall be subject to the approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from the provisions of the 1940 Act requiring such approval, (B) to enter into agreements with the Subadvisers that provide for, among other things, the indemnification by the Fund of the Subadvisers to the same or different extent as provided for in respect of the Manager, and to terminate such agreements, (C) to authorize the payment of fees and allocations of profits to Subadvisers pursuant to their respective governing documents and any rebates or reductions of such fees or allocations which shall be for the benefit of the Fund and (D) to identify appropriate Subadvisers, assess the most appropriate investment vehicles (general or limited partnerships, separate managed accounts or other investment vehicles (pooled or otherwise)) that invest or trade in Securities, and determine the assets to be committed to each Subadviser and invested through the Subadviser, which investments shall be subject in each case to the terms and conditions of the respective governing documents used by the Subadviser.

          3.5 CUSTODY OF ASSETS OF THE FUND.

          The physical possession of all funds, Securities or other property of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

          3.6 BROKERAGE.

          In the course of selecting brokers, dealers and other financial intermediaries for the execution, clearance and settlement of transactions for the Fund, the Manager may agree to such commissions, fees and other charges on behalf of the Fund as it shall deem reasonable under the circumstances, taking into account all such factors as it deems relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Fund and the cost of such services does not represent the lowest cost available) and shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under the Federal securities laws. The Manager, subject to such procedures as may be adopted by the Board, may use Affiliates of the Manager as brokers to effect the Fund's Securities transactions and the Fund may pay such commissions to such brokers in such amounts as are permissible under applicable law.

          3.7 OTHER ACTIVITIES OF MEMBERS (INCLUDING THE MANAGER) AND DIRECTORS.

          (a) Neither the Directors nor the Manager shall be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

          (b) Any Member (including the Manager) or Director or Affiliate thereof may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of any other Member or Director, or any profits derived therefrom.

          3.8 DUTY OF CARE.

          (a) The Directors and the Manager, including any officer, director, member, principal, employee or agent of the Manager, shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such person's services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's duties hereunder.

          (b) A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any other Member or third parties only as required by the Delaware Act or otherwise provided in this Agreement.

          3.9 INDEMNIFICATION.

          (a) To the fullest extent permitted by law, the Fund shall, subject to
Section 3.9(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors or other legal representatives), the Manager (including for this purpose each affiliate, officer, director, member, partner, principal, employee or agent of the Manager or a member thereof, and the executors, heirs, assigns, successors or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise is affiliated, with the Manager or any member thereof, and their executors, heirs, assigns, successors or other legal representatives), and the Tax Matters Partner (including for this purpose its successor) against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, Manager or the Tax Matters Partner, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section
3.9 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.9 to the fullest extent permitted by law.

          (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.9(a) hereof; PROVIDED, HOWEVER, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

          (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.9(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

          (d) Any indemnification or advancement of expenses made pursuant to this Section 3.9 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.9 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.9 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.9. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.9, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.9 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

          (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.9 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

          (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.9 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Director or other person.

          3.10 FEES, EXPENSES AND REIMBURSEMENT.

          (a) So long as PWFA (or its affiliates) provides PWFA Services to the Fund, it shall be entitled to receive such fees as may be agreed to by PWFA and the Fund pursuant to a separate written agreement, which, notwithstanding anything in this Agreement to the contrary, may be entered into by the Fund, and the Manager on behalf of the Fund, without any further act, vote or approval of any Member.

          (b) The Board may cause the Fund to compensate each Director for his or her services hereunder. In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

          (c) The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Manager or its members hereunder or under any other agreement. Expenses to be borne by the Fund include, but are not limited to, the following:

          (1) all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends and indirect expenses from investments in Investment Funds;

          (2) all costs and expenses associated with the organization and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

          (3) the costs and expenses of holding any meetings of Members that are regularly scheduled, permitted or are required to be held by this Agreement, the 1940 Act or other applicable law;

          (4) fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

          (5) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Manager or the Directors;

          (6)  any fees payable to PWFA or its affiliates for PWFA Services;

          (7) all costs and expenses associated with the organization of Investment Funds managed by Subadvisers and with the selection of Investment Managers, including due diligence and travel related expenses;

          (8) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

          (9) all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including valuation services provided by third parties;

          (10) all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

          (11) fees payable to custodians and persons providing administrative services to the Fund; and

          (12) such other types of expenses as may be approved from time to time by the Board.

          The Manager shall be entitled to reimbursement from the Fund for any of the above expenses that it pays on behalf of the Fund.

          (d) The Fund from time to time, alone or in conjunction with other accounts for which the Manager, or any Affiliate of the Manager, acts as general partner, managing member or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the Board shall determine.

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                                   ARTICLE IV

                       TERMINATION OF STATUS OF DIRECTORS;
                            TRANSFERS AND REPURCHASES

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          4.1 TERMINATION OF STATUS OF A DIRECTOR.

          The status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than 90 days' prior written notice to the other Directors, unless the other Directors waive such notice); (iv) shall be removed under Section 4.2; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; or (vii) shall have a receiver appointed to administer the property or affairs of such Director.

          4.2 REMOVAL OF THE DIRECTORS.

          Any Director may be removed either by (a) the vote or written consent of at least two-thirds of the Directors not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members.

          4.3 TRANSFER OF INTERESTS OF MEMBERS.

          (a) An Interest or portion thereof of a Member may be Transferred only
(i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion). In addition, the Board may not consent to a Transfer of an Interest or a portion thereof of a Member unless the person to whom such Interest is transferred (or each of such person's equity owners if such a person is a "private investment company" as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the 1940 Act, or a business development company as defined under the Advisers Act) is a person whom the Board believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor rule thereto, or is otherwise exempt from such requirements. If any transferee does not meet such investor eligibility requirements, the Fund reserves the right to redeem its Interest. If the Board does not consent to a Transfer by operation of law, the Fund shall redeem the Interest from the Member's successor. In addition to the foregoing, no Member shall be permitted to Transfer its Interest or portion thereof unless after such Transfer the balance of the Capital Account of each of the transferor and the transferee is at least equal to the amount of the transferor's initial Capital Contribution. Any permitted transferee shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member Transfers an Interest or portion thereof with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom such Interest or portion thereof is Transferred is admitted to the Fund as a substituted Member. The admission of any transferee as a substituted Member shall be effective upon the execution and delivery by, or on behalf of, such substituted Member of either a counterpart of this Agreement or an instrument that constitutes the execution and delivery of this Agreement. Each transferring Member and transferee agrees to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer. Upon the Transfer to another person or persons of a Member's entire Interest, such Member shall cease to be a member of the Fund.

          (b) Each transferring Member shall indemnify and hold harmless the Fund, the Directors, the Manager, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.3 and (ii) any misrepresentation by such Member in connection with any such Transfer.

          4.4 REPURCHASE OF INTERESTS.

          (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase of that Interest or portion thereof. The Board may from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider the following factors, among others:

          (1) whether any Members have requested to tender Interests or portions thereof to the Fund;

          (2)  the liquidity of the Fund's assets;

          (3) the investment plans and working capital requirements of the Fund;

          (4) the relative economies of scale with respect to the size of the Fund;

          (5) the history of the Fund in repurchasing Interests or portions thereof;

          (6)  the condition of the securities markets; and

          (7) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

          The Board shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.

          (b) The Board may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member if the Board determines or has reason to believe that:

          (1) such an Interest or portion thereof has been transferred in violation of Section 4.3 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

          (2) ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

          (3) continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Manager or the Directors, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

          (4) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

          (5) it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such an Interest or portion thereof.

          (c) Repurchases of Interests or portions thereof by the Fund shall be payable in cash or in part by promissory note, in each case without interest, unless the Board, in its discretion, determines otherwise, or, in the discretion of the Board, in Securities (or any combination of Securities and cash) of equivalent value. All such repurchases shall be subject to any and all conditions as the Board may impose and shall be effective as of a date set by the Board after receipt by the Fund of all eligible written tenders of Interests or portion thereof. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the estimated value of such Member's Capital Account or portion thereof as applicable as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.


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                                    ARTICLE V

                                     CAPITAL

-------------------------------------------------------------------------------


          5.1 CONTRIBUTIONS TO CAPITAL.

          (a) The minimum initial contribution of each Member (other than the Manager) to the capital of the Fund shall be $250,000 ($25,000 for employees or directors of the Manager and its affiliates, and members of their immediate families, and, in the sole discretion of the Board, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families) or such other amount as the Board may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Directors shall not be entitled to make voluntary contributions of capital to the Fund as Directors of the Fund, but may make voluntary contributions to the capital of the Fund as Members.

          (b) The Members may make additional contributions to the capital of the Fund, effective as of such times as the Board in its discretion may permit, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent provided in Section 5.7 hereof.

          (c) Except as otherwise permitted by the Board, (i) initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash or in such Securities that the Board, in its absolute discretion, may agree to accept on behalf of the Fund, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Fund shall charge each Member making a contribution in Securities to the capital of the Fund such amount as may be determined by the Board not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs incurred by the Fund by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Fund to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

          5.2 RIGHTS OF MEMBERS TO CAPITAL.

          No Member shall be entitled to interest on his or its contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.4 hereof, (ii) pursuant to the provisions of Section 5.7(c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

          5.3 CAPITAL ACCOUNTS.

          (a) The Fund shall maintain a separate Capital Account for each Member.

          (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting such Member's initial contribution to the capital of the Fund.

          (c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) any amount credited to such Member's Capital Account pursuant to Sections 5.4 through 5.7 or 5.11 hereof.

          (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.4, 5.10 or 6.2 hereof which are not reinvested, plus (ii) any amounts debited against such Member's Capital Account pursuant to Sections 5.4 through 5.7 and 5.11 hereof.

          (e) If all or a portion of an Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

          5.4 ALLOCATION OF NET PROFIT AND LOSS.

          As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Fund Percentages for such Fiscal Period.

          5.5 ALLOCATION OF INSURANCE PREMIUMS AND PROCEEDS.

          (a) Any premiums payable by the Fund for Insurance purchased pursuant to Section 3.10(d) hereof shall be apportioned evenly over each Fiscal Period or portion thereof falling within the period to which such premiums relate under the terms of such Insurance, and the portion of the premiums so apportioned to any Fiscal Period shall be allocated among and debited against the Capital Accounts of each Member who is a member of the Fund during such Fiscal Period in accordance with such Member's Fund Percentage for such Fiscal Period.

          (b) Proceeds, if any, to which the Fund may become entitled pursuant to such Insurance shall be allocated among and credited to the Capital Accounts of each Member who is a member of the Fund during the Fiscal Period in which the event which gives rise to recovery of proceeds occurs in accordance with such Member's Fund Percentage for such Fiscal Period.

          5.6 ALLOCATION OF CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES.

          (a) If the Fund incurs a withholding tax or other tax obligation with respect to the share of Fund income allocable to any Member, then the Board, without limitation of any other rights of the Fund or the Board, shall cause the amount of such obligation to be debited against the Capital Account of such Member when the Fund pays such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Fund, the amount of such excess. The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided, that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.

          (b) Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, to the extent determined by the Board to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

          5.7 RESERVES.

          (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Manager or the Board, such reserves to be in the amounts which the Board in its sole discretion deem necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease instead shall be charged or credited to those parties who were Members at the time, as determined by the Board in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts.

          (b) If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

          (c) If any amount is required by paragraph (a) or (b) of this Section
5.7 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; PROVIDED, HOWEVER, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

          5.8 INCENTIVE ALLOCATION.

          (a) So long as the authority to provide Advice and Management under
Section 3.4 hereof shall remain effective, the Incentive Allocation shall be debited against the Capital Account of each Member (other than the Manager) as of the last day of each Allocation Period with respect to such Member and the amount so debited shall be credited simultaneously to the Capital Account of the Manager, or, subject to compliance with the 1940 Act and the Advisers Act, to the Capital Accounts of such Members as have been designated in any written notice delivered by the Manager, to the Fund within 90 days after the close of such Allocation Period.

          (b) Within 30 days after the close of each Allocation Period with respect to each Member, the Manager may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Capital Account of the Manager, and debited from such Member's Capital Account with respect to such Allocation Period. The Fund shall pay the Manager the undrawn balance, if any, of such Incentive Allocation (subject to audit adjustments) within 30 days after the completion of the audit of the Fund's books. Any amount of such Incentive Allocation not withdrawn by the Manager pursuant to the first sentence of this Section 5.8(b) shall be deemed reinvested in the Fund by the Manager.

          5.9 TAX ALLOCATIONS.

          For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior Fiscal Years (or relevant portions thereof). Allocations under this Section 5.9 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e)
promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

          If the Fund realizes capital gains (including short-term capital gains) for Federal income tax purposes for any Fiscal Year during or as of the end of which one or more Positive Basis Members (as hereinafter defined) withdraw from the Fund pursuant to Articles IV or VI hereof, the Board may elect to allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, PRO RATA in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and (ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall reflect equitably the amounts credited to such Members' Capital Accounts.

          As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which the total of such Member's Capital Account as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death and without regard to such Member's share of the liabilities of the Fund under Section 752 of the Code), and (ii) the term "Positive Basis Member" shall mean any Member who withdraws from the Fund and who has a Positive Basis as of the effective date of its withdrawal but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the preceding sentence equal to its Positive Basis as of the effective date of its withdrawal.

          5.10 DISTRIBUTIONS.

          (a) The Board, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a PRO RATA basis in accordance with the Members' Fund Percentages. Notwithstanding anything to the contrary in this Agreement, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the asset distributed to the Member exceeds the percentage of that asset which is equal to the percentage in which the Member shares in distributions from the Fund.

          (b) The Board may withhold taxes from any distribution to any Member to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and, if appropriate, reducing the Capital Account of such Member.

          (c) Notwithstanding anything to the contrary contained herein, none of the Directors or the Members (including the Manager), nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate the Delaware Act or other applicable law.

          5.11 ALLOCATION OF ORGANIZATIONAL EXPENSES.

          (a) As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

          (b) As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.11 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses then shall be re-allocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

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                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION

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          6.1 DISSOLUTION.

          (a) The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

          (1) upon the affirmative vote to dissolve the Fund by both (i) the Board and (ii) Members holding at least two-thirds of the total number of Voting Interests eligible to be cast by all Members;

          (2) upon the failure of Members to approve of successor Directors at a meeting called by the Manager in accordance with Section 2.6(c) hereof when no Director remains to continue the business of the Fund;

          (3) upon the expiration of any two-year period which commences on the date on which any Member has submitted a written notice to the Fund requesting to tender such Member's entire Interest for repurchase by the Fund if such Member has not been permitted to do so at any time during such period;

          (4)  upon the determination by the Manager to dissolve the Fund; or

          (5)  as required by operation of law.

          Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with
Section 6.2 hereof and the Certificate has been canceled.

          6.2 LIQUIDATION OF ASSETS.

          (a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall promptly liquidate the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V hereof. The proceeds from liquidation shall, subject to the Delaware Act, be distributed in the following manner:

          (1) in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a PRO RATA basis;

          (2) such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a PRO RATA basis; and

          (3) the Members shall be paid next on a PRO RATA basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

          (b) Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; PROVIDED, HOWEVER, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.


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                                   ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

-------------------------------------------------------------------------------


          7.1 ACCOUNTING AND REPORTS.

          (a) The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

          (b) After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete Federal and state income tax or information returns and any other tax information required by federal or state law.

          (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by the 1940 Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

          7.2 DETERMINATIONS BY THE BOARD.

          (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board (either directly or by the Manager pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

          (b) The Board may make such adjustments to the computation of Net Profit or Net Loss or any components (withholding any items of income, gain, loss or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

          7.3 VALUATION OF ASSETS.

          (a) Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund (other than assets invested in Investment Funds) as of the close of business on the last day of each Fiscal Period or more frequently, in the discretion of the Board, in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act. Assets of the Fund that are invested in Investment Funds managed by the Subadvisers shall be valued in accordance with the terms and conditions of the respective agreements of the Investment Funds. Assets of the Fund invested in Investment Funds not managed by the Subadvisers shall be valued at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, the unamortized portion of any organizational expenses and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

          (b) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.


-------------------------------------------------------------------------------

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

-------------------------------------------------------------------------------


          8.1 AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT.

          (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Board (including the vote of a majority of the Independent Directors, if required by the 1940 Act), (ii) the Manager or (iii) a majority (as defined in the 1940 Act) of the outstanding Voting Interests of the Fund.

          (b) Any amendment that would:

          (1) increase the obligation of a Member to make any contribution to the capital of the Fund;

          (2) reduce the Capital Account of a Member other than in accordance with Article V; or

          (3)  modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender his or her entire Interest for repurchase by the Fund.

          (c) By way of example only, the Board at any time without the consent of the Members may:

          (1) restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

          (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Member in any material respect; and

          (3) amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code.

          (d) The Board shall give written notice of any proposed amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(a) hereof) to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

          8.2 SPECIAL POWER OF ATTORNEY.

          (a) Each Member hereby irrevocably makes, constitutes and appoints the Manager and each of the Directors, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

          (1) any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section
               8.1 hereof);

          (2) any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

          (3) all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

          (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

          (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of the Manager and each of the Directors, acting severally, and any liquidator of the Fund's assets, appointed pursuant to
Section 6.2 hereof, and as such:

          (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Board or any liquidator shall have had notice thereof; and

          (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

          8.3 NOTICES.

          Notices which may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means, or, if to the Fund, by registered or certified mail, return receipt requested, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

          8.4 AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

          8.5 APPLICABILITY OF 1940 ACT AND FORM N-2.

          The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

          8.6 CHOICE OF LAW; ARBITRATION.

          (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

          (B) EACH MEMBER AGREES TO SUBMIT ALL CONTROVERSIES ARISING BETWEEN OR AMONG MEMBERS OR ONE OR MORE MEMBERS AND THE FUND IN CONNECTION WITH THE FUND OR ITS BUSINESSES OR CONCERNING ANY TRANSACTION, DISPUTE OR THE CONSTRUCTION, PERFORMANCE OR BREACH OF THIS OR ANY OTHER AGREEMENT, WHETHER ENTERED INTO PRIOR TO, ON OR SUBSEQUENT TO THE DATE HEREOF, TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW. EACH MEMBER UNDERSTANDS THAT:

          (1)  ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

          (2) THE PARTIES ARE WAIVING THEIR RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL;

          (3) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS;

          (4) THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND A PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED; AND

          (5) A PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

          (C) CONTROVERSIES SHALL BE DETERMINED BY ARBITRATION BEFORE, AND ONLY BEFORE, AN ARBITRATION PANEL CONVENED BY THE NEW YORK STOCK EXCHANGE, INC. ("NYSE") OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (THE "NASD"), TO THE FULLEST EXTENT PERMITTED BY LAW. THE PARTIES MAY ALSO SELECT ANY OTHER NATIONAL SECURITIES EXCHANGE'S ARBITRATION FORUM UPON WHICH A PARTY IS LEGALLY REQUIRED TO ARBITRATE THE CONTROVERSY, TO THE FULLEST EXTENT PERMITTED BY LAW. SUCH ARBITRATION SHALL BE GOVERNED BY THE RULES OF THE ORGANIZATION CONVENING THE PANEL, TO THE FULLEST EXTENT PERMITTED BY LAW. JUDGMENT ON ANY AWARD OF ANY SUCH ARBITRATION MAY BE ENTERED IN THE SUPREME COURT OF THE STATE OF NEW YORK OR IN ANY OTHER COURT HAVING JURISDICTION OVER THE PARTY OR PARTIES AGAINST WHOM SUCH AWARD IS RENDERED. EACH MEMBER AGREES THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM.

          (D) NO MEMBER SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNLESS AND UNTIL: (I) THE CLASS CERTIFICATION IS DENIED; OR (II) THE CLASS IS DECERTIFIED; OR (III) THE MEMBER IS EXCLUDED FROM THE CLASS BY THE COURT. THE FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

          8.7 NOT FOR BENEFIT OF CREDITORS.

          The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

          8.8 CONSENTS.

          Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

          8.9 MERGER AND CONSOLIDATION.

          (a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by
Section 18-209(b) of the Delaware Act.

          (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by
Section 18-209(b) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

          8.10 PRONOUNS.

          All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

          8.11 CONFIDENTIALITY.

          (a) A Member may obtain from the Fund, for any purpose reasonably related to the Member's Interest, such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board.

          (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board, which consent may be withheld in its sole discretion.

          (c) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith.

          (d) The Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

          8.12 CERTIFICATION OF NON-FOREIGN STATUS.

          Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a "United States Person" within the meaning of
Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

          8.13 SEVERABILITY.

          If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

          8.14 ENTIRE AGREEMENT.

          This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that the Board, without the approval of any Member may enter into written agreements ("Other Agreements") with Members, executed contemporaneously with the admission of such Members to the Fund, effecting the terms hereof or of any application in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in an Other Agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.

          8.15 DISCRETION.

          To the fullest extent permitted by law, whenever in this Agreement, a person is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

          8.16 COUNTERPARTS.

          This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

          8.17 TAX MATTERS PARTNER. The Manager hereby is designated as the "tax matters partner" under the Code for the Fund.

          THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGES 36-37 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN
SECTION 8.11 ON PAGE 38.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                              ORGANIZATIONAL MEMBER:

                                              /s/ NORMAN E. SIENKO, JR.
                                              ---------------------------------
                                              Norman E. Sienko, Jr.


                                              MANAGER:


                                              PW FUND ADVISOR, L.L.C.


                                              By:  /s/ DANIEL ARCHETTI
                                                   ----------------------------
                                                   Name:  Daniel Archetti
                                                   Title: Authorized Person


                                              ADDITIONAL MEMBERS:

                                              Each person who has signed or has
                                              had signed on its behalf a Member
                                              Signature Page, which shall
                                              constitute a counterpart hereof.

The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Directors.



                                             /s/ E. GARRETT BEWKES, JR.
                                             --------------------------------
                                             E. Garrett Bewkes, Jr., Director


                                             /s/ MEYER FELDBERG
                                             --------------------------------
                                             Meyer Feldberg, Director


                                             /s/ GEORGE W. GOWEN
                                             --------------------------------
                                             George W. Gowen, Director

                                   SCHEDULE I

                                   DIRECTORS


NAME AND ADDRESS


E. Garrett Bewkes, Jr.
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019


Meyer Feldberg
c/o Columbia University
101 Uris Hall
New York, New York  10027


George W. Gowen
666 Third Avenue
New York, New York  10017

                       DESCRIPTION OF THE INVESTMENT FUNDS
                       AND CERTAIN PERFORMANCE INFORMATION

          The Manager anticipates that, immediately after the first closing, it will invest substantially all of the Fund's assets in the Investment Funds described in this Appendix. However, no assurance can be given that the Manager will allocate the Fund's assets to all of these Investment Funds. The Manager may select other Investment Managers and withdraw the Fund's investment with any of the Investment Managers described below. The Manager generally will not advise investors of such events.

          A brief description of the investment strategies and historical performance of these Investment Funds is presented below. This information has been obtained from and reviewed by the relevant Investment Manager. The historical performance is based upon the results a full period Investor would have achieved on an investment made in each Investment Fund for the period specified. The performance shown is net of fees and expenses and incentive-based allocations. The performance information does not reflect the payment of a placement fee and, if reflected, the placement fee would reduce the performance quoted. The performance information has not been audited and does not comply with the standards established by the Association of Investment Management and Research (AIMR).

          The following pages describe the investment philosophy and methodology the Investment Manager of each Investment Fund has used to date, except as noted, and expects to use to manage the Investment Fund. The performance shown has been generated by applying this investment philosophy and methodology. Future investments, however, will be made under different economic conditions and may include different portfolio securities. The performance record of each Investment Fund is limited and may not reflect performance in different economic cycles. Investors should not assume that they will experience returns in the future, if any, comparable to those discussed herein. In comparing each Investment Fund's performance to market indices, potential Investors should note that the indices are highly diversified and represent only unmanaged results of long investment, while each Investment Fund is not as diversified and an Investment Fund's portfolio may contain debt and equity investments, foreign securities, options and futures contracts and other derivatives, and each Investment Manager may sell securities short and some Investment Managers may use leverage. Because of the differences among the Investment Funds' investment strategies and the performance of the equity market indices shown, no such index is directly comparable to the investment strategy of an Investment Fund.

          The Investment Manager's performance information for periods before those shown, if applicable, and for other accounts is available upon request by contacting the Manager. The performance tables should be read in conjunction with the notes thereto.

          THE RESULTS OF INDIVIDUAL INVESTMENT MANAGERS DO NOT REPRESENT THE RESULTS THAT AN INVESTOR IN THE FUND WILL RECEIVE. THE RESULTS THAT AN INVESTOR IN THE FUND WILL RECEIVE WILL DEPEND, TO A SIGNIFICANT DEGREE, ON THE INVESTMENT MANAGERS ACTUALLY SELECTED FROM TIME TO TIME AND THE AMOUNT OF THE FUND'S ASSETS ALLOCATED TO ALL SUCH INVESTMENT MANGERS. INVESTORS IN THE FUND WILL BEAR AN ADDITIONAL ASSET-BASED FEE AND INCENTIVE-BASED ALLOCATION AND ADDITIONAL EXPENSES AT THE FUND LEVEL WHICH WILL REDUCE PERFORMANCE.

          Information has been obtained or derived from information provided by the Investment Managers and not by the Manager, who does not warrant its accuracy or completeness. The Manager has not independently verified and is not responsible for this information.

        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                            CADUCEUS CAPITAL II, L.P.
----------------------------------------------- ------------ --------- ---------
                                                   1998 (a)     1999    2000 (b)

Caduceus Capital II, L.P. (c)                       29.2        32.2     41.3
S&P 500 Index (d)                                    9.2        21.0     (0.8)
Lipper Healthcare/Biotechonology Fund Index(e)      11.9        10.4      8.3
----------------------------------------------- ------------ --------- ---------

          Caduceus Capital II, L.P. ("Caduceus") is an unregistered investment limited partnership whose principal investment objective is capital appreciation. Caduceus invests primarily in the equity and equity-related securities of health sciences companies worldwide, with an emphasis on companies in the biotechnology and pharmaceuticals sectors. Caduceus may invest in securities of both established and emerging companies. Caduceus' investment manager expects that generally approximately one-third of the portfolio will be invested in large capitalization companies and the remainder will be invested in small capitalization or biotechnology companies. Caduceus seeks to capitalize on changes in economies and market conditions. To achieve its investment objective or for hedging purposes, Caduceus engages in short sales, options and futures transactions and uses leverage.

          The investment manager of Caduceus is OrbiMed Advisors LLC ("OrbiMed"). OrbiMed and its affiliates provide investment management services to registered investment companies, private investment funds, and foreign entities with aggregate assets in excess of $1.5 billion. OrbiMed manages other private investment funds with a substantially similar strategy to Caduceus; the largest such fund, which as a longer period since inception than Caduceus, has annualized returns that are lower than Caduceus' annualized returns.

          Samuel Isaly is the founder of OrbiMed and is the primary portfolio manager of Caduceus. In March 1989, Mr. Isaly co-founded Mehta and Isaly, OrbiMed's predecessor, which provided investment ideas to institutional investors on worldwide health care; undertook cross-border merger, acquisition and alliances projects in the industry; and provided investment management services to selected investors. In early 1998, Mr. Isaly formed OrbiMed. Mr. Isaly has been active in international and health care investing throughout his career, beginning at Chase Manhattan Bank in 1968. In 1982, his company, Gramercy Associates, was the first to develop an integrated, worldwide system of analysis on the 100 leading pharmaceutical companies, with investment recommendations conveyed to 50 leading financial institutions in the U.S. and Europe. Gramercy Associates was absorbed into S.G. Warburg & Co., Inc., in 1986, where Mr. Isaly was Senior Vice President and international equity analyst. For a time, Mr. Isaly also was associated with Credit Suisse as an analyst of the European pharmaceutical industry. In all, he has worked as a pharmaceutical and international investment specialist for 30 years. Mr. Isaly earned a B.A. degree from Princeton University and a M.S. in economics from the London School of Economics.

--------------
Notes:

(a) Caduceus commenced operations on July 1, 1998. Returns for Caduceus and the indices for 1998 are for the period July 1, 1998 through December 31, 1998.

(b) Returns for Caduceus and the indices for 2000 are for the period January 1, 2000 through April 30, 2000.

(c) OrbiMed is entitled to an annual management fee, paid quarterly, of 1% of Caduceus' net assets and an annual performance allocation of 20% of net profits. The performance for Caduceus is net of all fees and expenses, including performance allocations. At all times under consideration, the assets of Caduceus were between $2 million and $80 million.

(d) The S&P 500 Index is an unmanaged index and is considered to be generally representative of the US large cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct any fees or expenses. Caduceus does not restrict its investments to securities included in the S&P 500 Index.

(e) The Lipper Healthcare/Biotechnology Fund Index is an equal weighed index reflecting the performance of 10 actively managed open-end mutual funds that invest at least 65% of their equity portfolio in shares of companies engaged in health care, medicine and biotechnology. The performance data for the Lipper Healthcare/Biotechnology Fund Index includes reinvestment of all dividends declared by such mutual funds and deducts any fees or expenses of such mutual funds. Caduceus does not follow an investment program identical to the mutual funds that comprise the Lipper Healthcare/Biotechnology Fund Index.

The performance data is set forth solely for the information of prospective investors in the Fund. The above-data has been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness.

                        GALLEON HEALTHCARE PARTNERS, L.P

----------------------------------------------- ------------ --------- --------- ---------
                                                   1997(a)      1998      1999    2000 (b)

Galleon Healthcare Partners, L.P.(c)                61.4        30.5      46.7     12.7
S&P 500 Index (d)                                   29.9        28.6      21.0     (0.8)
Lipper Healthcare/Biotechonology Fund Index(e)      23.8        26.0      10.4      8.3
----------------------------------------------- ------------ --------- --------- ---------

          Galleon Healthcare Partners, L.P. ("Galleon Healthcare") is an unregistered investment limited partnership whose investment objective is to achieve capital appreciation primarily through investments in equity securities and other equity related instruments of healthcare companies. Galleon Healthcare expects to find investment opportunities in various segments of the healthcare industry, including healthcare services such as HMOs, physician practice management, hospitals and home care, healthcare information systems, medical devices, biotechnology and drug delivery. Galleon Healthcare uses a fundamental, research intensive approach, which may include direct contact with senior management and other key employees at companies whose securities are being considered as potential investments. Investments include long positions in securities of companies which the investment manager believes to be attractively valued, with an emphasis on companies likely, in the view of the investment manager, to achieve earnings above consensus expectations. The portfolio also includes short positions in securities of companies which, in the view of the investment manager, are overvalued by the marketplace, with an emphasis on companies likely to achieve earnings below consensus expectations or showing deteriorating financial positions. Galleon Healthcare also may use technical analysis to screen for potential investments and to monitor current positions. When deemed appropriate by the investment manager, Galleon Healthcare will engage in short-term trading to take advantage of opportunities in the financial markets. Galleon Healthcare engages in options transactions to hedge existing portfolio positions or in furtherance of its objective and may use leverage.

          The investment manager of Galleon Healthcare is Galleon Advisors, L.L.C. ("Galleon Advisors"). Galleon Advisors and its affiliates was formed in January 1997 and currently provide investment advisory services to private investment partnerships, offshore funds and separate accounts with aggregate assets in excess of $3.7 billion.

          Raj Rajaratnam is the founder and Managing Member of Galleon Advisors. Before forming Galleon Advisors, Mr. Rajaratnam was the President and Chief Operating Officer of Needham & Company, Inc. ("Needham") where he was responsible primarily for managing the assets of three investment funds. Mr. Rajaratnam joined Needham in August 1985 as an analyst covering the electronics sector. He served as the Managing Director of Investment Analysis with overall responsibility for the firm's technology, healthcare and specialty retailing investment analysis. In 1989, he was appointed Needham's Chief Operating Officer and, in 1991, he was appointed its President. Mr. Rajaratnam received an M.B.A. in Finance from the Wharton School of Business, University of Pennsylvania in May 1983.

          Krishen K. Sud is a member of Galleon Advisors and the primary portfolio manager of Galleon Healthcare. Mr. Sud joined Galleon Advisors from Needham, where he was the senior healthcare services analyst and was in charge of the firm's Healthcare Group, including corporate finance and research. At Needham, he also managed a portion of the assets of a private investment fund. Before his tenure at Needham, Mr. Sud was a Vice President in the Corporate Finance Department at Smith Barney. He received an M.B.A. in Finance from the Wharton School, University of Pennsylvania in 1984.

--------------
Notes:

(a) Galleon Healthcare commenced operations on April 1, 1997. Returns for Galleon Healthcare and the indices for 1997 are for the period April 1, 1997 through December 31, 1997.

(b) Returns for Galleon Healthcare and for the indices for 2000 are for the period January 1, 2000 through April 30, 2000.

(c) Galleon Advisors is entitled to an annual management fee, paid quarterly, of 1% of Galleon Healthcare's net assets and an annual performance allocation of 20% of net profits. The performance for Galleon Healthcare is net of all fees and expenses, including performance allocations. At all times under consideration, the assets of Galleon Healthcare were between $5 million and $186 million.

(d) The S&P 500 Index is an unmanaged index and is considered to be generally representative of the U.S. large cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct any fees or expenses. Galleon Healthcare does not restrict its investments to securities included in the S&P 500 Index.

(e) The Lipper Healthcare/Biotechnology Fund Index is an equal weighed index reflecting the performance of 10 actively managed open-end mutual funds that invest at least 65% of their equity portfolio in shares of companies engaged in health care, medicine and biotechnology. The performance data for the Lipper Healthcare/Biotechnology Fund Index includes reinvestment of all dividends declared by such mutual funds and deducts any fees or expenses of such mutual funds. Galleon Healthcare does not follow an investment program identical to the mutual funds that comprise the Lipper Healthcare/Biotechnology Fund Index.

The performance data is set forth solely for the information of prospective investors in the Fund. The above-data has been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness.

                             MERLIN BIOMED II, L.P.

----------------------------------------------- ------------ --------- ---------
                                                   1998 (a)     1999    2000 (b)

Merlin BioMed, L.P. (c)(d)                         45.3         101.9    58.3
S&P 500 Index (e)                                  12.8          21.0    (0.8)
Lipper Healthcare/Biotechnology Fund Index (f)     12.6          10.4     8.3
----------------------------------------------- ------------ --------- ---------

          Merlin BioMed II, L.P. ("Merlin BioMed II"), which began operations in April 2000, is an unregistered investment limited partnership whose investment objective is to achieve maximum capital appreciation from investing globally in public and private companies in the life sciences industries. Merlin BioMed II's investment objective and strategies are expected to be substantially identical to Merlin BioMed, L.P. ("Merlin BioMed I"), which commenced operations in 1998 and the performance of which is shown above.

          The life sciences industries in which Merlin BioMed II invests include pharmaceutical, biotechnology, medical device and healthcare services. Merlin BioMed II's investment approach combines a long-term view of unmet medical needs with a bottoms-up understanding of technological advances. The stated goal of Merlin BioMed II is to increase the chances of achieving superior returns while limiting downside risk. The research approach is heavily science-driven and focuses primarily on innovation. Merlin BioMed II invests primarily in common stocks of U.S. and foreign companies. Merlin BioMed II engages in short sales and invests in securities which are not publicly traded but which its investment manager expects to be registered for sale to the public or otherwise available for resale. Additionally, to achieve its investment objective and for hedging purposes, Merlin BioMed II uses leverage and invests in options and other financial instruments.

          The investment manager of Merlin BioMed II is Merlin BioMed Group. Merlin BioMed Group currently provides investment advisory services to private investment partnerships, offshore funds and separately managed accounts with aggregate assets in excess of $440 million.

          Dr. Stuart T. Weisbrod serves as the Chief Investment Officer of Merlin BioMed Group and the primary portfolio manager of Merlin BioMed II. Dr. Weisbrod formed Merlin BioMed Group after leaving Oracle Partners, where he was a Partner focusing on the biotechnology and pharmaceutical sectors. Before his tenure at Oracle Partners, he was a Partner with Harpel Advisors, where he focused primarily on the firm's healthcare and cyclical investment activities. Dr. Weisbrod began his investment career as a securities analyst at Prudential Bache and subsequently joined Merrill Lynch as a First Vice President. From
1987 to 1993, Dr. Weisbrod was ranked consistently among the top three biotechnology analysts in the U.S. by Institutional Investor and Greenwich Associates. He began his investment career as a securities analyst at Prudential Bache and subsequently joined Merrill Lynch as a First Vice President. Dr. Weisbrod received a Ph.D. in biochemistry from Princeton University in 1980 and an M.B.A. in Finance from Columbia University in 1986.

--------------
Notes:

(a) Merlin BioMed I commenced operations on April 1, 1998. Returns for Merlin BioMed I and the indices for 1998 are for the period April 1, 1998 through December 31, 1998.

(b) Returns for Merlin BioMed I and the indices for 2000 are for the period January 1, 2000 through April 30, 2000.

(c) The Fund intends to invest in Merlin BioMed II, the investment objective and strategies of which are expected to be substantially identical to Merlin BioMed I. Future investments, however, will be made under different economic conditions and may include different portfolio securities. The performance information is limited and may not reflect performance in different economic cycles. Investors should not assume that they will experience returns in the future, if any, comparable to those set forth herein or that, in the future, the performance of Merlin BioMed I and Merlin BioMed II will be identical.

(d) Merlin BioMed I's administrator, an affiliate of Merlin BioMed Group, is entitled to an annual administration fee, paid quarterly, of 1% of Merlin BioMed I's net assets and Merlin BioMed Group is entitled to an annual performance allocation of 20% of net profits. The performance for Merlin BioMed I is net of all fees and expenses, including performance allocations. At all times under consideration, the assets of Merlin BioMed I were between $10 million and $130 million.

(e) The S&P 500 Index is an unmanaged index and is considered to be generally representative of the U.S. large cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct any fees or expenses. Merlin BioMed I and Merlin BioMed II do not restrict their investments to securities included in the S&P 500 Index.

(f) The Lipper Healthcare/Biotechnology Fund Index is an equal weighted index reflecting the performance of 10 actively managed open-end mutual funds that invest 65% of their equity portfolio in shares of companies engaged in health care, medicine and biotechnology. The performance data for the Lipper Healthcare/Biotechnology Fund Index includes reinvestment of all dividends declared by such mutual funds and deducts any fees or expenses of such mutual funds. Merlin BioMed I and Merlin BioMed II do not follow an investment program identical to the mutual funds that comprise the Lipper Healthcare/Biotechnology Fund Index.

The performance data is set forth solely for the information of prospective investors in the Fund. The above-data has been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness.

                          PEQUOT HEALTHCARE FUND, L.P.

----------------------------------------------- ------------ --------- ---------
                                                   1998 (a)     1999    2000 (b)
Pequot Healthcare Fund, L.P. (c)                    26.4        157.1    4.2
S&P 500 Index (d)                                   28.6         21.0   (0.8)
Lipper Healthcare/Biotechnology Fund Index (e)      26.0         10.4    8.3
----------------------------------------------- ------------ --------- ---------

          Pequot Healthcare Fund, L.P. ("Pequot Healthcare") is an unregistered investment limited partnership whose investment objective is to achieve superior capital appreciation through the purchase and sale of securities of companies in the healthcare industry, such as publicly traded common stocks, stock warrants and rights, preferred stocks, convertible securities and options to buy and sell securities. Pequot Healthcare generally invests at least 75% of its assets in stocks related directly to the healthcare industry and its major subsectors, including pharmaceuticals, biotechnology, medical technology, managed care and hospital services and other health services. Pequot Healthcare engages in short selling as a portfolio hedge or, in appropriate circumstances, in pursuit of its investment objective. Pequot Healthcare also engages in options transactions and uses leverage. Pequot Healthcare invests primarily in U.S. equity securities, but may invest up to 20% of its assets in foreign securities and may trade in foreign currencies to hedge the currency risk of these securities.

          The investment manager of Pequot Healthcare is Pequot Capital Management, Inc. ("Pequot Capital"). Pequot Capital was spun off, in 1999, from Dawson-Samberg Capital Management, Inc. ("Dawson Samberg"), which began managing hedge funds in 1986. Pequot Capital currently provides investment advisory services to private investment partnerships and offshore funds ("Pequot Family of Funds") as well as separately managed accounts. Pequot Capital's assets under management currently exceed $11 billion. The senior investment professionals of Pequot Capital have been the primary portfolio managers of the Pequot Family of Funds since the inception of each fund.

          Dr. Teena Lerner is the primary portfolio manager of Pequot Healthcare. Dr. Lerner joined Dawson Samberg in 1996 from Lehman Brothers where she was a Managing Director and head of the Healthcare Equity Research Group. From 1989 to 1995, Dr. Lerner was ranked on the Institutional Investor All-America Research Team, holding the first team position in biotechnology six of those years. She also is a six-time First Team position holder in biotechnology. Before her tenure at Lehman Brothers, Dr. Lerner was a Vice President and Biotechnology Analyst at L.F. Rothschild, Unterberg, Towbin. Prior to her career on Wall Street, Dr. Lerner was a molecular biologist, and she has published three papers in the field of retroviral genetics. Dr. Lerner received a Ph.D. in Molecular Biology from the Rockefeller University. She has an M.B.A. in Finance from New York University and is a Chartered Financial Analyst. She received a B.A. in Biology summa cum laude from Brooklyn College.

-----------
Notes:

(a)    Pequot Healthcare commenced operations on January 1, 1998.

(b) Returns for Pequot Healthcare and the Indices for 2000 are for the period January 1, 2000 through April 30, 2000.

(c) Pequot Capital is entitled to an annual management fee, paid quarterly, of 1% of Pequot Healthcare's net assets and an annual performance allocation of 20% of net profits. The performance for Pequot Healthcare is net of all fees and expenses, including performance allocations. At all times under consideration, the assets of Pequot Healthcare were between $7 million and $266 million.

(d) The S&P 500 Index is an unmanaged index considered to be generally representative of the U.S. large cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct any fees or expenses. Pequot Healthcare does not restrict its investments to securities included in the S&P 500 Index.

(e) The Lipper Healthcare/Biotechnology Fund Index is an equal weighted index reflecting the performance of 10 actively managed open-end mutual funds that invest at least 65% of their equity portfolio in shares of companies engaged in heath care, medicine and biotechnology. The performance data for the Lipper Healthcare/Biotechnology Fund Index includes reinvestment of all dividends 1999 2000(b) declared by such mutual funds and deducts any fees or expenses of such mutual funds. Pequot Healthcare will not follow an investment program identical to the mutual funds that comprise the Lipper Healthcare/Biotechnology Funds Index.

The performance data is set forth solely for the information of prospective investors in the Fund. The above-data has been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness.

                                    FORM N-2

                         PW HEALTH SCIENCES FUND, L.L.C.


                           PART C - OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (1) Financial Statements:

               Because the Registrant has no assets, financial statements are omitted.

         (2)   Exhibits:


               (a)      (1)   Certificate of Formation.
                        (2)   Limited Liability Company Agreement.*
               (b)      Not Applicable.
               (c)      Not Applicable.
               (d)      See Item 24(2)(a)(2).
               (e)      Not Applicable.
               (f)      Not Applicable.
               (g)      See Item 24(2)(a)(2).
               (h)      Not Applicable.
               (i)      Not Applicable.
               (j)      Custodian Services Agreement.
               (k)      (1)   Management and Administration Agreement.
                        (2)   Administration, Accounting and Investor
                              Services Agreement.
                        (3)   Escrow Agreement.
               (l)      Not Applicable.
               (m)      Not Applicable.
               (n)      Not Applicable.
               (o)      Not Applicable.
               (p)      Not Applicable.
               (q)      Not Applicable.
               (r) Code of Ethics of the Registrant, the Manager and the Placement Agent.
         --------------
         * See Appendix A of the Confidential Offering Memorandum.


ITEM 25. MARKETING ARRANGEMENTS

         Not Applicable.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


Blue Sky fees and expenses (including fees of
  counsel)
Legal and accounting fees and expenses
Printing, engraving and offering expenses
Miscellaneous
                                                                   -----------
                                                                   $
                                                                   ===========



ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

          After completion of the private offering of interests, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by PW Fund Advisor, L.L.C. (the "Manager"), the manager of the Registrant. Information regarding the ownership of PW Fund Advisor, L.L.C. is set forth in its Form ADV, as filed with the Commission (File No. 801-55537).

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

Title of Class            Number of Record Holders
--------------            ------------------------
Interests                 1   (The Registrant anticipates
                              that as a result of the private
                              offering of interests there will
                              be more than 100 record holders
                              of such interests in the future.)

ITEM 29.  INDEMNIFICATION

          Reference is made to Section 3.9 of the Registrant's Limited Liability Company Agreement (the "LLC Agreement") filed as Exhibit (a)(2) hereto. The Registrant hereby undertakes that it will apply the indemnification provision of the LLC Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

          The Registrant, in conjunction with the Manager, the Registrant's directors and other registered management investment companies managed by the Manager or its affiliates, maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or trustee, is set forth in the Registrant's Confidential Memorandum in the section entitled "THE MANAGER." Information as to the members and officers of PW Fund Advisor, L.L.C. is included in its Form ADV as filed with the Commission (File No. 801-55537), and is incorporated herein by reference. Information as to the members and officers of Bond Street Capital, L.L.C. will be filed by amendment.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

          The Administrator maintains certain required accounting related and financial books and records of the Registrant at 400 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by the Manager, c/o PW Fund Advisor, L.L.C., 1285 Avenue of the Americas, New York, New York 10019.

ITEM 32. MANAGEMENT SERVICES

         Not Applicable.

ITEM 33. UNDERTAKINGS

         Not Applicable.

                                    FORM N-2

                         PW HEALTH SCIENCES FUND, L.L.C.

                                   SIGNATURES

          Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 19th day of June, 2000.

                                     PW HEALTH SCIENCES FUND, L.L.C.

                                     By: PW Fund Advisor, L.L.C.
                                         Manager


                                     By: /S/  DANIEL ARCHETTI
                                           --------------------------
                                           Name:  Daniel Archetti
                                           Title: Authorized Representative

                                    FORM N-2
                         PW HEALTH SCIENCES FUND, L.L.C.
                                 EXHIBIT INDEX

EXHIBIT NUMBER      DOCUMENT DESCRIPTION

(a)(1)              Certificate of Formation.
   (2)              Limited Liability Company Agreement.*
(j)                 Custodian Services Agreement.
(k)(1)              Management and Administration Agreement.
   (2)              Administration, Accounting and Investor Services Agreement.
   (3)              Escrow Agreement.
(r)                 Code of Ethics of the Registrant, the Manager and the
                    Placement Agent.
--------------
*    See Appendix A of the Confidential Offering Memorandum.

                                                                  EXHIBIT (a)(1)

                            CERTIFICATE OF FORMATION

                                       OF

                         PW HEALTH SCIENCES FUND, L.L.C.


                      Under Section 18-201 of the Delaware
                          Limited Liability Company Act


     The undersigned, being an authorized person under Section 18-201 of the Limited Liability Company Act of the State of Delaware, hereby certifies:


     FIRST: The name of the limited liability company is PW Health Sciences Fund, L.L.C. (the "Company").


     SECOND: The address of the Company's registered office in the State of Delaware is Corporation Service Company, 1013 Centre Road, in the City of Wilmington, County of New Castle (Zip Code 19805). The name of its registered agent at such address is Corporation Service Company.


     IN WITNESS WHEREOF, the undersigned has signed this Certificate on this 26th day of April, 2000.

                                    MANAGER:

                                    PW FUND ADVISOR, L.L.C.


                                    By:  /s/ DANIEL ARCHETTI
                                       ----------------------------
                                       Name:  Daniel Archetti
                                       Title: Authorized Signature

                                                                     EXHIBIT (j)


                          CUSTODIAN SERVICES AGREEMENT


          THIS AGREEMENT is made as of May 10, 2000 by and between PFPC TRUST COMPANY, a limited purpose trust company incorporated under the laws of Delaware ("PFPC Trust"), and PW HEALTH SCIENCES FUND, L.L.C., a Delaware limited liability company (the "Fund").

                              W I T N E S S E T H:

          WHEREAS, the Fund is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

          WHEREAS, the Fund wishes to retain PFPC Trust to provide custodian services, and PFPC Trust wishes to furnish custodian services, either directly or through an affiliate or affiliates, as more fully described herein.

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:


1. DEFINITIONS. AS USED IN THIS AGREEMENT:

          (a)  "1933 ACT" means the Securities Act of 1933, as amended.

          (b)  "1934 ACT" means the Securities Exchange Act of 1934, as amended.

          (c) "AUTHORIZED PERSON" means any person duly authorized by the Fund's Board to give Oral Instructions and Written Instructions on behalf of the Fund and listed on the Authorized Persons Appendix attached hereto and made a part hereof, or any amendment thereto as may be received by PFPC. An Authorized Person's scope of authority may be limited by the Fund by setting forth such limitation in the Authorized Persons Appendix.

          (d) "BOARD" AND "MEMBERS" shall have the same meanings as set forth in the Fund's limited liability company agreement (the "Limited Liability Company Agreement").

          (e) "BOOK-ENTRY SYSTEM" means Federal Reserve Treasury book-entry system for United States and federal agency securities, its successor or successors, and its nominee or nominees and any book-entry system maintained by an exchange registered with the SEC under the 1934 Act.

          (f)  "CEA" means the Commodities Exchange Act, as amended.

          (g) "CODE" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

          (h) "ORAL INSTRUCTIONS" mean oral instructions received by PFPC Trust from an Authorized Person or from a person reasonably believed by PFPC Trust to be an Authorized Person.

          (i) "PFPC TRUST" means PFPC Trust or a subsidiary or affiliate of PFPC Trust Company.

          (j)  "PROPERTY" means:

               (i) any and all securities and other investment items which the Fund may from time to time deposit, or cause to be deposited, with PFPC Trust or which PFPC Trust may from time to time hold for the Fund;

               (ii) all income in respect of any of such securities or other investment items;

               (iii) all proceeds of the sale of any of such securities or investment items; and

               (iv) all proceeds of the sale of securities issued by the Fund, which are received by PFPC Trust from time to time, from or on behalf of the Fund.

          (k)  "SEC" means the Securities and Exchange Commission.

          (l) "SECURITIES LAWS" mean the 1933 Act, the 1934 Act, the 1940 Act and the CEA.

          (m)  "SHARES" mean the interests of any series or class of the Fund.

          (n) "WRITTEN INSTRUCTIONS" mean written instructions signed by two Authorized Persons and received by PFPC Trust. The instructions may be delivered by hand, mail, tested telegram, cable, telex or facsimile sending device.

          2. APPOINTMENT. The Fund hereby appoints PFPC Trust to provide custodian services to the Fund, on behalf of each of its investment portfolios (each, a "Portfolio"), and PFPC Trust accepts such appointment and agrees to furnish such services.

          3. DELIVERY OF DOCUMENTS. The Fund has provided or, where applicable, will provide PFPC Trust with the following:

               (a) certified or authenticated copies of the resolutions of the Board, approving the appointment of PFPC Trust or its affiliates to provide services;

               (b) a copy of the Fund's most recent effective registration statement;

               (c)  a copy of the Limited Liability Company Agreement;

               (d) a copy of the placement agency agreement with respect to the Shares;

               (e) a copy of each Portfolio's administration agreement if PFPC Trust is not providing the Portfolio with such services;

               (f) copies of any shareholder servicing agreements made in respect of the Fund or a Portfolio; and

               (g) certified or authenticated copies of any and all amendments or supplements to the foregoing.

4. COMPLIANCE WITH LAWS. PFPC Trust undertakes to comply with all applicable requirements of the Securities Laws and any laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties to be performed by PFPC Trust hereunder. Except as specifically set forth herein, PFPC Trust assumes no responsibility for such compliance by the Fund or any Portfolio.

5. INSTRUCTIONS.

          (a) Unless otherwise provided in this Agreement, PFPC Trust shall act only upon Oral Instructions and Written Instructions.

          (b) PFPC Trust shall be entitled to rely upon any Oral Instructions and Written Instructions it receives from an Authorized Person (or from a person reasonably believed by PFPC Trust to be an Authorized Person) pursuant to this Agreement. PFPC Trust may assume that any Oral Instructions or Written Instructions received hereunder are not in any way inconsistent with the provisions of organizational documents of the Fund or of any vote, resolution or proceeding of the Board, or the Members unless and until PFPC Trust receives Written Instructions to the contrary.

          (c) The Fund agrees to forward to PFPC Trust Written Instructions confirming Oral Instructions (except where such Oral Instructions are given by PFPC Trust or its affiliates) so that PFPC Trust receives the Written Instructions by the close of business on the same day that such Oral Instructions are received. The fact that such confirming Written Instructions are not received by PFPC Trust in no way shall invalidate the transactions or enforceability of the transactions authorized by the Oral Instructions. Where Oral Instructions or Written Instructions reasonably appear to have been received from an Authorized Person, PFPC Trust shall incur no liability to the Fund in acting upon such Oral Instructions or Written Instructions provided that PFPC Trust's actions comply with the other provisions of this Agreement.

6. RIGHT TO RECEIVE ADVICE.

          (a) ADVICE OF THE FUND. If PFPC Trust is in doubt as to any action it should or should not take, PFPC Trust may request directions or advice, including Oral Instructions or Written Instructions, from the Fund.

          (b) ADVICE OF COUNSEL. If PFPC Trust shall be in doubt as to any question of law pertaining to any action it should or should not take, PFPC Trust may request advice at its own cost from such counsel of its own choosing (who may be counsel for the Fund, the Fund's investment adviser or PFPC Trust, at the option of PFPC Trust).

          (c) CONFLICTING ADVICE. In the event of a conflict between directions, advice or Oral Instructions or Written Instructions PFPC Trust receives from the Fund, and the advice it receives from counsel, PFPC Trust shall be entitled to rely upon and follow the advice of counsel provided that such counsel is selected with reasonable care. In the event PFPC Trust so relies on the advice of counsel, PFPC Trust remains liable for any action or omission on the part of PFPC Trust which constitutes willful misfeasance, bad faith, negligence or reckless disregard by PFPC Trust of any duties, obligations or responsibilities set forth in this Agreement.

          (d) PROTECTION OF PFPC TRUST. PFPC Trust shall be protected in any action it takes or does not take in reliance upon directions, advice or Oral Instructions or Written Instructions it receives from the Fund or from counsel and which PFPC Trust believes, in good faith, to be consistent with those directions, advice or Oral Instructions or Written Instructions. Nothing in this section shall be construed so as to impose an obligation upon PFPC Trust (i) to seek such directions, advice or Oral Instructions or Written Instructions, or (ii) to act in accordance with such directions, advice or Oral Instructions or Written Instructions unless, under the terms of other provisions of this Agreement, the same is a condition of PFPC Trust's properly taking or not taking such action. Nothing in this subsection shall excuse PFPC Trust when an action or omission on the part of PFPC Trust constitutes willful misfeasance, bad faith, negligence or reckless disregard by PFPC Trust of any duties, obligations or responsibilities set forth in this Agreement.

7. RECORDS; VISITS. The books and records pertaining to the Fund and any Portfolio, which are in the possession or under the control of PFPC Trust, shall be the property of the Fund. Such books and records shall be prepared, preserved and maintained as required by the 1940 Act and other applicable securities laws, rules and regulations. The Fund and Authorized Persons shall have access to such books and records at all times during PFPC Trust's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by PFPC Trust to the Fund or to an authorized representative of the Fund, at the Fund's expense.


8. CONFIDENTIALITY. PFPC Trust agrees to keep confidential all records of the Fund and information relating to the Fund and its Members, unless the release of such records or information is otherwise consented to, in writing, by the Fund. The Fund agrees that such consent shall not be unreasonably withheld and may not be withheld where PFPC Trust may be exposed to civil or criminal contempt proceedings or when required to divulge such information or records to duly constituted authorities.

9. COOPERATION WITH ACCOUNTANTS. PFPC Trust shall cooperate with the Fund's independent public accountants and shall take all reasonable action in the performance of its obligations under this Agreement to ensure that the necessary information is made available to such accountants for the expression of their opinion, as required by the Fund.

10. DISASTER RECOVERY. PFPC Trust shall enter into and shall maintain in effect with appropriate parties one or more agreements making reasonable provisions for emergency use of electronic data processing equipment to the extent appropriate equipment is available. In the event of equipment failures, PFPC Trust, at no additional expense to the Fund, shall take reasonable steps to minimize service interruptions. PFPC Trust shall have no liability with respect to the loss of data or service interruptions caused by equipment failure provided such loss or interruption is not caused by PFPC Trust's own willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations under this Agreement.

11.       RESERVED.

12. COMPENSATION. As compensation for custody services rendered by PFPC Trust during the term of this Agreement, the Fund, on behalf of each of the Portfolios, will pay to PFPC Trust a fee or fees as may be agreed to in writing from time to time by the Fund and PFPC Trust.

13. INDEMNIFICATION. (a) The Fund, on behalf of each Portfolio, agrees to indemnify and hold harmless PFPC Trust and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws, and amendments thereto) and expenses, including (without limitation) reasonable attorneys' fees and disbursements, (collectively, "Losses") arising directly or indirectly from any action or omission to act which PFPC Trust takes (i) at the request or on the direction of or in reliance on the advice of the Fund or (ii) upon Oral Instructions or Written Instructions. Neither PFPC Trust, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of PFPC Trust's or its affiliates' own willful misfeasance, bad faith, negligence or reckless disregard of its duties under this Agreement.

          (b) Notwithstanding anything in this Agreement to the contrary, neither the Fund nor any Portfolio shall be liable to PFPC Trust or its affiliates for any consequential, special or indirect losses or damages which PFPC Trust or its affiliates may incur or suffer, whether or not the likelihood of such losses or damages was known by the Fund.

14.       RESPONSIBILITY OF PFPC TRUST.

          (a) PFPC Trust shall be under no duty to take any action on behalf of the Fund or any Portfolio except as specifically set forth herein or as may be specifically agreed to by PFPC Trust in writing. PFPC Trust shall be obligated to exercise care and diligence in the performance of its duties hereunder, to act in good faith and to use its best efforts, within reasonable limits, in performing services provided for under this Agreement. PFPC Trust agrees to indemnify and hold harmless the Fund from Losses arising out of PFPC Trust's failure to perform its duties under this Agreement to the extent such damages arise out of PFPC Trust's willful misfeasance, bad faith, negligence or reckless disregard of its duties under this Agreement.

          (b) Without limiting the generality of the foregoing or of any other provision of this Agreement, (i) PFPC Trust shall not be under any duty or obligation to inquire into and shall not be liable for (A) the validity or invalidity or authority or lack thereof of any Oral Instruction or Written Instruction, notice or other instrument which conforms to the applicable requirements of this Agreement, and which PFPC Trust reasonably believes to be genuine; or (B) subject to Section 10 of this Agreement, delays or errors or loss of data occurring by reason of circumstances beyond PFPC Trust's control, including acts of civil or military authority, national emergencies, fire, flood, catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

          (c) Notwithstanding anything in this Agreement to the contrary, neither PFPC Trust nor its affiliates shall be liable to the Fund or to any Portfolio for any consequential, special or indirect losses or damages which the Fund may incur or suffer by or as a consequence of PFPC Trust's or its affiliates' performance of the services provided hereunder, whether or not the likelihood of such losses or damages was known by PFPC Trust or its affiliates.

15.       DESCRIPTION OF SERVICES.

          (a) DELIVERY OF THE PROPERTY. The Fund will deliver or arrange for delivery to PFPC Trust, all of the Property owned by the Portfolios, including cash received as a result of the distribution of Shares, during the period that is set forth in this Agreement. PFPC Trust will not be responsible for such Property until actual receipt.

          (b) RECEIPT AND DISBURSEMENT OF MONEY. PFPC Trust, acting upon Written Instructions, shall open and maintain separate accounts in the Fund's name using all cash received from or for the account of the Fund, subject to the terms of this Agreement. In addition, upon Written Instructions, PFPC Trust shall open separate custodial accounts for each separate Portfolio of the Fund (collectively, the "Accounts") and shall hold in the Accounts all cash received from or for the Accounts of the Fund specifically designated to each separate Portfolio. PFPC Trust shall make cash payments from or for the Accounts of a Portfolio only for:

               (i) purchases of securities in the name of a Portfolio or PFPC Trust or PFPC Trust's nominee as provided in sub-section
                      (j) of this Section and for which PFPC Trust has received a copy of the broker's or dealer's confirmation or payee's invoice, as appropriate;

               (ii)   purchase or redemption of Shares delivered to PFPC Trust;

               (iii) payment of, subject to Written Instructions, interest, taxes, administration, accounting, distribution, advisory, management fees or similar expenses which are to be borne by a Portfolio;

               (iv) payment to, subject to Written Instructions, the Members of an amount equal to the amount of dividends and distributions stated in the Written Instructions to be distributed in cash;

               (v) payments, upon Written Instructions, in connection with the conversion, exchange or surrender of securities owned or subscribed to by the Fund and held by or delivered to PFPC Trust;

               (vi) payments of the amounts of dividends received with respect to securities sold short;

               (vii) payments made to a sub-custodian pursuant to provisions in sub-section (c) of this Section; and

               (viii) payments, upon Written Instructions, made for other proper
                      Fund purposes.

          PFPC Trust hereby is authorized to endorse and collect all checks, drafts or other orders for the payment of money received as custodian for the Accounts.

          (c)  RECEIPT OF SECURITIES; SUBCUSTODIANS.

               (i) PFPC Trust shall hold all securities received by it for the Accounts in a separate account that physically segregates such securities from those of any other persons, firms or corporations, except for securities held in a Book-Entry System. All such securities shall be held or disposed of only upon Written Instructions of the Fund pursuant to the terms of this Agreement. PFPC Trust shall have no power or authority to assign, hypothecate, pledge or otherwise dispose of any such securities or investment, except upon the express terms of this Agreement and upon Written Instructions, accompanied by a certified resolution of the Board, authorizing the transaction. In no case may any member of the Board, or any officer, employee or agent of the Fund withdraw any securities.

                    At PFPC Trust's own expense and for its own convenience, PFPC Trust may enter into sub-custodian agreements with other United States banks or trust companies to perform duties described in this sub-section (c). Such bank or trust company shall have an aggregate capital, surplus and undivided profits, according to its last published report, of at least one million dollars ($1,000,000), if it is a subsidiary or affiliate of PFPC Trust, or at least twenty million dollars ($20,000,000) if such bank or trust company is not a subsidiary or affiliate of PFPC Trust. In addition, such bank or trust company must be qualified to act as custodian and agree to comply with the relevant provisions of the 1940 Act and other applicable rules and regulations. Any such arrangement will not be entered into without prior written notice to the Fund.

          PFPC Trust shall remain responsible for the performance of all of its duties as described in this Agreement and shall hold the Fund and each Portfolio harmless from its own acts or omissions, under the standards of care provided for herein, or the acts and omissions of any sub-custodian chosen by PFPC Trust under the terms of this sub-section
          (c).

          (d) TRANSACTIONS REQUIRING INSTRUCTIONS. Upon receipt of Oral Instructions or Written Instructions and not otherwise, PFPC Trust, directly or through the use of the Book-Entry System, shall:

               (i) deliver any securities held for a Portfolio against the receipt of payment for the sale of such securities;

               (ii) execute and deliver to such persons as may be designated in such Oral Instructions or Written Instructions, proxies, consents, authorizations, and any other instruments whereby the authority of a Portfolio as owner of any securities may be exercised;

               (iii) deliver any securities to the issuer thereof, or its agent, when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to PFPC Trust;

               (iv) deliver any securities held for a Portfolio against receipt of other securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, tender offer, merger, consolidation or recapitalization of any corporation, or the exercise of any conversion privilege;

               (v) deliver any securities held for a Portfolio to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation, recapitalization or sale of assets of any corporation, and receive and hold under the terms of this Agreement such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;

               (vi) make such transfer or exchanges of the assets of the Portfolios and take such other steps as shall be stated in said Oral Instructions or Written Instructions to be for the purpose of effectuating a duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund;

               (vii) release securities belonging to a Portfolio to any bank or trust company for the purpose of a pledge or hypothecation to secure any loan incurred by the Fund on behalf of that Portfolio; provided, however, that securities shall be released only upon payment to PFPC Trust of the monies borrowed, except that in cases where additional collateral is required to secure a borrowing already made subject to proper prior authorization, further securities may be released for that purpose; and repay such loan upon redelivery to it of the securities pledged or hypothecated therefor and upon surrender of the note or notes evidencing the loan;

               (viii) release and deliver securities owned by a Portfolio in connection with any repurchase agreement entered into on behalf of the Fund, but only on receipt of payment therefor; and pay out moneys of the Fund in connection with such repurchase agreements, but only upon the delivery of the securities;

               (ix) release and deliver or exchange securities owned by the Fund in connection with any conversion of such securities, pursuant to their terms, into other securities;

               (x) release and deliver securities owned by the Fund for the purpose of redeeming in kind shares of the Fund upon delivery thereof to PFPC Trust; and

               (xi) release and deliver or exchange securities owned by the Fund for other corporate purposes.

                      PFPC Trust must also receive a certified resolution describing the nature of the corporate purpose and the name and address of the person(s) to whom delivery shall be made when such action is pursuant to this sub-section d.

          (e) USE OF BOOK-ENTRY SYSTEM. The Fund shall deliver to PFPC Trust certified resolutions of the Board approving, authorizing and instructing PFPC Trust on a continuous basis, to deposit in the Book-Entry System all securities belonging to the Portfolios eligible for deposit therein and to utilize the Book-Entry System to the extent possible in connection with settlements of purchases and sales of securities by the Portfolios, and deliveries and returns of securities loaned, subject to repurchase agreements or used as collateral in connection with borrowings. PFPC Trust shall continue to perform such duties until it receives Written Instructions or Oral Instructions authorizing contrary actions.

          PFPC Trust shall administer the Book-Entry System as follows:

               (i) With respect to securities of each Portfolio which are maintained in the Book-Entry System, the records of PFPC Trust shall identify by book-entry or otherwise those securities belonging to each Portfolio. PFPC Trust shall furnish to the Fund a detailed statement of the Property held for each Portfolio under this Agreement at least monthly and from time to time and upon written request.

               (ii) Securities and any cash of each Portfolio deposited in the Book-Entry System will at all times be segregated from any assets and cash controlled by PFPC Trust in other than a fiduciary or custodian capacity but may be commingled with other assets held in such capacities. PFPC Trust and its sub-custodian, if any, will pay out money only upon receipt of securities and will deliver securities only upon the receipt of money.

               (iii) All books and records maintained by PFPC Trust which relate to the Fund's participation in the Book-Entry System will be open to the inspection of Authorized Persons at all times during PFPC Trust's regular business hours, and PFPC Trust will furnish to the Fund all information in respect of the services rendered as it may require.

          PFPC Trust will also provide the Fund with such reports on its own system of internal control as the Fund may reasonably request from time to time.

          (f) REGISTRATION OF SECURITIES. All Securities held for a Portfolio which are issued or issuable only in bearer form, except such securities held in the Book-Entry System, shall be held by PFPC Trust in bearer form; all other securities held for a Portfolio may be registered in the name of the Fund on behalf of that Portfolio, PFPC Trust, the Book-Entry System, a sub-custodian, or any duly appointed nominees of the Fund, PFPC Trust, Book-Entry System or sub-custodian. The Fund reserves the right to instruct PFPC Trust as to the method of registration and safekeeping of the securities of the Fund. The Fund agrees to furnish to PFPC Trust appropriate instruments to enable PFPC Trust to hold or deliver in proper form for transfer, or to register in the name of its nominee or in the name of the Book-Entry System, any securities which it may hold for the Accounts and which may be registered from time to time in the name of the Fund on behalf of a Portfolio.

          (g) VOTING AND OTHER ACTION. Neither PFPC Trust nor its nominee shall vote any of the securities held pursuant to this Agreement by or for the account of a Portfolio, except in accordance with Written Instructions. PFPC Trust, directly or through the use of the Book-Entry System, shall execute in blank and promptly deliver all notices, proxies and proxy soliciting materials to the registered holder of such securities. If the registered holder is not the Fund on behalf of a Portfolio, then Written Instructions or Oral Instructions must designate the person who owns such securities.

          (h) TRANSACTIONS NOT REQUIRING INSTRUCTIONS. In the absence of contrary Written Instructions, PFPC Trust is authorized to take the following actions:

               (i)  COLLECTION OF INCOME AND OTHER PAYMENTS.

                    (A) collect and receive for the account of each Portfolio, all income, dividends, distributions, coupons, option premiums, other payments and similar items, included or to be included in the Property, and promptly advise each Portfolio of such receipt and credit such income, as collected, to each Portfolio's custodian account;

                    (B) endorse and deposit for collection, in the name of the Fund, checks, drafts, or other orders for the payment of money;

                    (C) receive and hold for the account of each Portfolio all securities received as a distribution on the Portfolio's securities as a result of a stock dividend, share split-up or reorganization, recapitalization, readjustment or other rearrangement or distribution of rights or similar securities issued with respect to any securities belonging to a Portfolio and held by PFPC Trust hereunder;

                    (D) present for payment and collect the amount payable upon all securities which may mature or be called, redeemed, or retired, or otherwise become payable on the date such securities become payable; and

                    (E) take any action which may be necessary and proper in connection with the collection and receipt of such income and other payments and the endorsement for collection of checks, drafts, and other negotiable instruments.

               (ii) MISCELLANEOUS TRANSACTIONS.

                    (A) deliver or cause to be delivered Property against payment or other consideration or written receipt therefor in the following cases:

                         (1) for examination by a broker or dealer selling for the account of a Portfolio in accordance with street delivery custom;

                         (2) for the exchange of interim receipts or temporary securities for definitive securities; and

                         (3) for transfer of securities into the name of the Fund on behalf of a Portfolio or PFPC Trust or nominee of either, or for exchange of securities for a different number of bonds, certificates, or other evidence, representing the same aggregate face amount or number of units bearing the same interest rate, maturity date and call provisions, if any; provided that, in any such case, the new securities are to be delivered to PFPC Trust.

                    (B) Unless and until PFPC Trust receives Oral Instructions or Written Instructions to the contrary, PFPC Trust shall:

                         (1) pay all income items held by it which call for payment upon presentation and hold the cash received by it upon such payment for the account of each Portfolio;

                         (2) collect interest and cash dividends received, with notice to the Fund, to the account of each Portfolio;

                         (3) hold for the account of each Portfolio all stock dividends, rights and similar securities issued with respect to any securities held by PFPC Trust; and

                         (4) execute as agent on behalf of the Fund all necessary ownership certificates required by the Code or the Income Tax Regulations of the United States Treasury Department or under the laws of any state now or hereafter in effect, inserting the Fund's name, on behalf of a Portfolio, on such certificate as the owner of the securities covered thereby, to the extent it may lawfully do so.

          (i)  SEGREGATED ACCOUNTS.

               (i) PFPC Trust upon receipt of Written Instructions or Oral Instructions, shall establish and maintain segregated accounts on its records for and on behalf of each Portfolio. Such accounts may be used to transfer cash and securities, including securities in the Book-Entry System:

                    (A) for the purposes of compliance by the Fund with the procedures required by a securities or option exchange, providing such procedures comply with the 1940 Act and any releases of the SEC relating to the maintenance of segregated accounts by registered investment companies; and

                    (B) upon receipt of Written Instructions, for other proper corporate purposes.

               (ii) PFPC Trust shall arrange for the establishment of IRA custodian accounts for such Members holding Shares through IRA accounts, in accordance with the Fund's Confidential Memorandum, the Code and such other procedures as are mutually agreed upon from time to time by and between the Fund and PFPC Trust.

          (j) PURCHASES OF SECURITIES. PFPC Trust shall settle purchased securities upon receipt of Oral Instructions or Written Instructions from the Fund or its investment advisers that specify:

               (i) the name of the issuer and the title of the securities, including CUSIP number if applicable;

               (ii) the number of shares or the principal amount purchased and accrued interest, if any;

               (iii)  the date of purchase and settlement;

               (iv)   the purchase price per unit;

               (v)    the total amount payable upon such purchase;

               (vi)   the Portfolio involved; and

               (vii) the name of the person from whom or the broker through whom the purchase was made. PFPC Trust, upon receipt of securities purchased by or for a Portfolio, shall pay out of the moneys held for the account of the Portfolio the total amount payable to the person from whom or the broker through whom the purchase was made, provided that the same conforms to the total amount payable as set forth in such Oral Instructions or Written Instructions.

          (k) SALES OF SECURITIES. PFPC Trust shall settle sold securities upon receipt of Oral Instructions or Written Instructions from the Fund that specify:


               (i) the name of the issuer and the title of the security, including CUSIP number if applicable;

               (ii) the number of shares or principal amount sold, and accrued interest, if any;

               (iii)  the date of trade and settlement;

               (iv)   the sale price per unit;

               (v)    the total amount payable to the Fund upon such sale;

               (vi) the name of the broker through whom or the person to whom the sale was made;

               (vii) the location to which the security must be delivered and delivery deadline, if any; and

               (viii) the Portfolio involved.

PFPC Trust shall deliver the securities upon receipt of the total amount payable to the Portfolio upon such sale, provided that the total amount payable is the same as was set forth in the Oral Instructions or Written Instructions. Subject to the foregoing, PFPC Trust may accept payment in such form as shall be satisfactory to it, and may deliver securities and arrange for payment in accordance with the customs prevailing among dealers in securities.

          (l)  REPORTS; PROXY MATERIALS.

               (i)  PFPC Trust shall furnish to the Fund the following reports:

                    (A) such periodic and special reports as the Fund may reasonably request;

                    (B) a monthly statement summarizing all transactions and entries for the account of each Portfolio, listing each Portfolio securities belonging to each Portfolio with the adjusted average cost of each issue and the market value at the end of such month and stating the cash account of each Portfolio including disbursements;

                    (C) the reports required to be furnished to the Fund pursuant to Rule 17f-4 under the 1940 Act; and

                    (D) such other information as may be agreed upon from time to time between the Fund and PFPC Trust.

               (ii) PFPC Trust shall transmit promptly to the Fund any proxy statement, proxy material, notice of a call or conversion or similar communication received by it as custodian of the Property. PFPC Trust shall be under no other obligation to inform the Fund as to such actions or events.

          (m) CREDITING OF ACCOUNTS. If PFPC Trust in its sole discretion credits an Account with respect to (a) income, dividends, distributions, coupons, option premiums, other payments or similar items on a contractual payment date or otherwise in advance of PFPC Trust's actual receipt of the amount due, (b) the proceeds of any sale or other disposition of assets on the contractual settlement date or otherwise in advance of PFPC Trust's actual receipt of the amount due or (c) provisional crediting of any amounts due, and (i) PFPC Trust is subsequently unable to collect full and final payment for the amounts so credited within a reasonable time period using reasonable efforts or (ii) pursuant to standard industry practice, law or regulation PFPC Trust is required to repay to a third party such amounts so credited, or if any Property has been incorrectly credited, PFPC Trust shall have the absolute right in its sole discretion without demand to reverse any such credit or payment, to debit or deduct the amount of such credit or payment from the Account, and to otherwise pursue recovery of any such amounts so credited from the Fund. Nothing herein or otherwise shall require PFPC Trust to make any advances or to credit any amounts until PFPC Trust's actual receipt thereof. The Fund hereby grants a first priority contractual possessory security interest in the amount necessary to secure the return and payment to PFPC Trust of any advance or credit made by PFPC Trust (including charges related thereto) to such Account.

          (n) COLLECTIONS. All collections of monies or other property in respect, or which are to become part of the Property (but not the safekeeping thereof upon receipt by PFPC Trust) shall be at the sole risk of the Fund. If payment is not received by PFPC Trust within a reasonable time after proper demands have been made, PFPC Trust shall notify the Fund in writing, including copies of all demand letters, any written responses, memoranda of all oral responses and shall await instructions from the Fund. PFPC Trust shall not be obliged to take legal action for collection unless and until reasonably indemnified to its satisfaction. PFPC Trust also shall notify the Fund as soon as reasonably practicable whenever income due on securities is not collected in due course and shall provide the Fund with periodic status reports of such income collected after a reasonable time.

16. DURATION AND TERMINATION. This Agreement shall continue until terminated by the Fund or by PFPC Trust on ninety (90) days' prior written notice to the other party. In the event this Agreement is terminated (pending appointment of a successor to PFPC Trust or vote of the Members of the Fund to dissolve or to function without a custodian of its cash, securities or other property), PFPC Trust shall not deliver cash, securities or other property of the Portfolios to the Fund. It may deliver them to a bank or trust company of PFPC Trust's choice, having an aggregate capital, surplus and undivided profits, as shown by its last published report, of not less than twenty million dollars ($20,000,000), as a custodian for the Fund to be held under terms similar to those of this Agreement. PFPC Trust shall not be required to make any such delivery or payment until full payment shall have been made to PFPC Trust of all of its fees, compensation, costs and expenses attributable to the relevant Portfolio(s). PFPC Trust shall have a security interest in and shall have a right of setoff against the Property of such Portfolio(s) as security for the payment of such fees, compensation, costs and expenses.

17. NOTICES. All notices and other communications, including Written Instructions, shall be in writing or by confirming telegram, cable, telex or facsimile sending device. Notice shall be addressed (a) if to PFPC Trust, at Airport Business Center, 200 Stevens Drive, Lester, Pennsylvania 19113 (b) if to the Fund, at 1285 Avenue of the Americas, New York, New York 10019, Attn: Mark D. Goldstein, Esq., or (c) if to neither of the foregoing, at such other address as shall have been given by like notice to the sender of any such notice or other communication by the other party. If notice is sent by confirming telegram, cable, telex or facsimile sending device, it shall be deemed to have been given immediately. If notice is sent by first-class mail, it shall be deemed to have been given five days after it has been mailed. If notice is sent by messenger, it shall be deemed to have been given on the day it is delivered.

18. AMENDMENTS. This Agreement, or any term hereof, may be changed or waived only by a written amendment, signed by the party against whom enforcement of such change or waiver is sought.

19. DELEGATION; ASSIGNMENT. PFPC Trust may assign its rights and delegate its duties hereunder to any affiliate (as defined in the 1940 Act) of PFPC Trust, or PNC Bank Corp., provided that (i) PFPC Trust gives the Fund thirty (30) days' prior written notice; (ii) the delegate (or assignee) agrees with PFPC Trust and the Fund to comply with all relevant provisions of the Securities Laws; and (iii) PFPC Trust and such delegate (or assignee) promptly provide such information as the Fund may request, and respond to such questions as the Fund may ask, relative to the delegation (or assignment), including (without limitation) the capabilities of the delegate (or assignee).

20. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21. FURTHER ACTIONS. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

22.       MISCELLANEOUS.

          (a) ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, provided that the parties may embody in one or more separate documents their agreement, if any, with respect to delegated duties and Oral Instructions.

          (b) CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          (c) GOVERNING LAW. This Agreement shall be deemed to be a contract made in Pennsylvania and governed by Pennsylvania law, without regard to principles of conflicts of law.

          (d) PARTIAL INVALIDITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          (e) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          (f) FACSIMILE SIGNATURES. The facsimile signature of any party to this Agreement shall constitute the valid and binding execution hereof by such party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                        PFPC TRUST COMPANY

                                        By:
                                              --------------------------------

                                        Title:
                                              --------------------------------

                                        PW  HEALTH SCIENCES FUND, L.L.C.


                                        By:
                                              --------------------------------

                                        Title:
                                              --------------------------------

                           AUTHORIZED PERSONS APPENDIX

NAME (TYPE)                                  SIGNATURE

---------------------------------            ---------------------------------

---------------------------------            ---------------------------------

---------------------------------            ---------------------------------

---------------------------------            ---------------------------------

---------------------------------            ---------------------------------

---------------------------------            ---------------------------------

                                                                  EXHIBIT (k)(1)


                     MANAGEMENT AND ADMINISTRATION AGREEMENT

                                 BY AND BETWEEN

                             PW FUND ADVISOR, L.L.C.

                                       AND

                         PW HEALTH SCIENCES FUND, L.L.C.


          THIS MANAGEMENT AND ADMINISTRATION AGREEMENT (the "Agreement") is made as of this 10th day of May, 2000, by and between PW Fund Advisor, L.L.C. ("PWFA") and PW Health Sciences Fund, L.L.C. (the "Fund").

          WHEREAS, PWFA is in the business of providing, and the Fund wishes PWFA to provide, certain management and administrative services;

          NOW THEREFORE, in consideration of the terms and conditions herein contained, the parties agree as follows:

          1.   APPOINTMENT OF PWFA.

               (a) The Fund hereby appoints, and PWFA hereby accepts appointment, to serve as the Fund's management company. In such capacity, PWFA agrees to provide certain management (but not investment management) and administrative services to the Fund. These services shall include:

               (i)    the provision of office space, telephone and utilities;

               (ii) the provision of administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under this Agreement;

               (iii) the general supervision of the entities which are retained by the Fund to provide administrative services and custody services to the Fund;

               (iv) the handling of investor inquiries regarding the Fund and providing investors with information concerning their investment in the Fund and capital account balances;

               (v) monitoring relations and communications between investors and the Fund;

               (vi) overseeing the drafting and updating of disclosure documents relating to the Fund and assisting in the distribution of all offering materials to investors;

               (vii) maintaining and updating investor information, such as change of address and employment;

               (viii) overseeing the distribution and acceptance of investor subscription documents and confirming the receipt of such documents and funds;

               (ix) overseeing the provision of investment advice to the Fund by any Subadviser (as such term is defined in the Fund's Confidential Memorandum), and monitoring compliance by the Subadvisers with applicable investment policies and restrictions of the Fund;

               (x) coordinating and organizing meetings of the Fund's directors (the "Directors");

               (xi) preparing materials and reports for use in connection with meetings of the Directors; and

               (xii) reviewing and approving all regulatory filings required under applicable law.

               (b) All other services to be performed, and expenses related thereto, in the operation of the Fund shall be borne by the Fund.

               (c) Notwithstanding the appointment of PWFA to provide services hereunder, the Directors shall remain responsible for supervising and controlling the management, business and affairs of the Fund.

          2.   PWFA FEE; REIMBURSEMENT OF EXPENSES.

               (a) In consideration for the provision by PWFA of its services hereunder, the Fund will pay PWFA a monthly management fee at the annual rate of 1.00% of the Fund's "net assets," excluding assets attributable to PWFA's capital account (the "Fee"). "Net assets" shall equal the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of interests.

               (b) The Fee will be computed based on the net assets of the Fund as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on such date, and will be due and payable in arrears within five business days after the end of such month. The Fee will be charged in each fiscal period to the capital accounts of the Fund's investors in proportion to their capital accounts at the beginning of such fiscal period. In the event that the Fee is payable in respect of a partial month, such fee will be appropriately pro-rated.

               (c) PWFA is responsible for all costs and expenses associated with the provision of its services hereunder. The Fund shall pay all other expenses associated with the conduct of its business, including the costs and expenses of holding any meetings of the Directors that are regularly scheduled, permitted or required to be held under the terms of the Fund's amended and restated limited liability company agreement, the Investment Company Act of 1940, as amended (the "1940 Act"), or other applicable law, and the fees and disbursements of any attorneys engaged on behalf of the Fund.

          3. LIABILITY. PWFA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors in connection with the performance of its duties under this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on PWFA's part (or on the part of an officer or employee of PWFA) in the performance of its duties hereunder or reckless disregard by it of its duties under this Agreement.

          4. EFFECTIVE DATE AND TERMINATION. This Agreement shall become effective as of the date first noted above, and shall remain in effect for an initial term of two years from the date of its effectiveness. This Agreement may be continued in effect from year to year thereafter provided that each such continuance is approved by the Directors, including the vote of a majority of the Directors who are not "interested persons" of the Fund, as defined by the 1940 Act. This Agreement may be terminated by PWFA, by the Directors or by vote of a majority of the outstanding voting securities of the Fund at any time, in each case upon not less than 60 days' prior written notice. This Agreement shall also terminate automatically in the event of its "assignment," as such term is defined by the 1940 Act.

          5. ENTIRE AGREEMENT. This Agreement embodies the entire understanding of the parties. This Agreement cannot be altered, amended, supplemented, or abridged, or any provisions waived, except by written agreement of the parties.

          6. CHOICE OF LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of New York and the 1940 Act. In the event the laws of New York conflict with the 1940 Act, the applicable provisions of the 1940 Act shall control.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                      PW FUND ADVISOR, L.L.C.

                                      By:
                                            -----------------------------------
                                      Name:
                                      Title:


                                      PW HEALTH SCIENCES FUND, L.L.C.

                                      By:  PW FUND ADVISOR, L.L.C.
                                           MANAGER


                                      By:
                                            -----------------------------------
                                      Name:
                                      Title:

                                                                  EXHIBIT (k)(2)

           ADMINISTRATION , ACCOUNTING AND INVESTOR SERVICES AGREEMENT



          THIS AGREEMENT is made as of May 10, 2000 by and between PW HEALTH SCIENCES FUND, L.L.C., a Delaware limited liability company (the "Fund"), and PFPC INC., a Delaware corporation ("PFPC"), which is an indirect subsidiary of PNC Bank Corp.

                              W I T N E S S E T H :

          WHEREAS, the Fund is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

          WHEREAS, the Fund wishes to retain PFPC to provide certain administration, accounting and investor services provided for herein, and PFPC wishes to furnish such services.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.        DEFINITIONS. AS USED IN THIS AGREEMENT:

          (a)  "1933 ACT" means the Securities Act of 1933, as amended.

          (b)  "1934 ACT" means the Securities Exchange Act of 1934, as amended.

          (c) "AUTHORIZED PERSON" means any person duly authorized by the Fund's Board to give Oral Instructions and Written Instructions on behalf of the Fund and listed on the Authorized Persons Appendix attached hereto or any amendment thereto as may be received by PFPC from time to time. An Authorized Person's scope of authority may be limited to the extent set forth in the Authorized Persons Appendix.

          (d)  "CEA" means the Commodities Exchange Act, as amended.

          (e) "BOARD" and "MEMBERS" shall have the same meanings as set forth in the Fund's limited liability company agreement (the "Limited Liability Company Agreement").

          (f)  "MANAGER" means PW Fund Advisor, L.L.C.

          (g) "ORAL INSTRUCTIONS" mean oral instructions received by PFPC from an Authorized Person or from a person reasonably believed by PFPC to be an Authorized Person.

          (h)  "SEC" means the Securities and Exchange Commission.

          (i) "SECURITIES LAWS" means the 1933 Act, the 1934 Act, the 1940 Act and the CEA.

          (j) "WRITTEN INSTRUCTIONS" mean written instructions signed by an Authorized Person or a person reasonably believed by PFPC to be an Authorized Person and received by PFPC. The instructions may be delivered by hand, mail, tested telegram, cable, telex or facsimile sending device.

2. APPOINTMENT. The Fund hereby appoints PFPC to provide administration, accounting and investor services to the Fund, in accordance with the terms set forth in this Agreement. PFPC accepts such appointment and agrees to furnish such services.

3. DELIVERY OF DOCUMENTS. The Fund has provided or, where applicable, will provide PFPC with the following:

          (a) certified or authenticated copies of the resolutions of the Board, approving the appointment of PFPC or its affiliates to provide services and approving this Agreement;

          (b) a copy of the Fund's most recent effective registration statement on Form N-2 under the 1940 Act, as filed with the SEC;

          (c)  a copy of the Limited Liability Company Agreement;

          (d)  a copy of any distribution agreement with respect to the Fund;

          (e) a copy of any additional administration agreement with respect to the Fund;

          (f) a copy of any investor servicing agreement made with respect to the Fund; and

          (g) copies (certified or authenticated, where applicable) of any and all amendments or supplements to the foregoing.

4.        COMPLIANCE WITH RULES AND REGULATIONS.

          PFPC undertakes to comply with all applicable requirements of the Securities Laws, and any laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties to be performed by PFPC hereunder. Except as specifically set forth herein, PFPC assumes no responsibility for such compliance by the Fund or any other party.

5.        INSTRUCTIONS.

          (a) Unless otherwise provided in this Agreement, PFPC shall act only upon Oral Instructions and Written Instructions.

          (b) PFPC shall be entitled to rely upon any Oral Instructions or Written Instructions it receives from an Authorized Person (or from a person reasonably believed by PFPC to be an Authorized Person) pursuant to this Agreement. PFPC may assume that any Oral Instruction or Written Instruction received hereunder is not in any way inconsistent with the provisions of organizational documents or this Agreement or of any vote, resolution or proceeding of the Board or the Members, unless and until PFPC receives Written Instructions to the contrary.

          (c) The Fund agrees to forward to PFPC Written Instructions confirming Oral Instructions and shall endeavor to ensure that PFPC receives the Written Instructions by the close of business on the same day that such Oral Instructions are received. The fact that such confirming Written Instructions are not received by PFPC shall in no way invalidate the transactions or enforceability of the transactions authorized by the Oral Instructions. Where Oral Instructions or Written Instructions reasonably appear to have been received from an Authorized Person, PFPC shall incur no liability to the Fund in acting upon such Oral Instructions or Written Instructions provided that PFPC's actions comply with the other provisions of this Agreement.

6.        RIGHT TO RECEIVE ADVICE.

          (a) Advice of the Fund. If PFPC is in doubt as to any action it should or should not take, PFPC may request directions or advice, including Oral Instructions or Written Instructions, from the Fund.

          (b) Advice of Counsel. If PFPC shall be in doubt as to any question of law pertaining to any action it should or should not take, PFPC may request advice at its own cost from such counsel of its own choosing (who may, without limitation, be counsel for the Fund, or PFPC, at the option of PFPC), provided that such counsel is selected with reasonable care.

          (c) Conflicting Advice. In the event of a conflict between directions, advice or Oral Instructions or Written Instructions PFPC receives from the Fund, and the advice PFPC receives from counsel selected with reasonable care, PFPC may rely upon and follow the advice of such counsel. PFPC shall promptly inform the Fund of such conflict. If PFPC relies on the advice of counsel, PFPC will remain liable for any action or omission on the part of PFPC which constitutes willful misfeasance, bad faith, gross negligence or reckless disregard by PFPC of any duties, obligations or responsibilities set forth in this Agreement.

          (d) Protection of PFPC. PFPC shall be protected in any action it takes or does not take in reliance upon directions, advice or Oral Instructions or Written Instructions it receives from the Fund or from counsel selected with reasonable care and which PFPC believes, in good faith, to be consistent with those directions, advice and Oral Instructions or Written Instructions. Nothing in this section shall be construed so as to impose an obligation upon PFPC (i) to seek such directions, advice or Oral Instructions or Written Instructions, or (ii) to act in accordance with such directions, advice or Oral Instructions or Written Instructions unless, under the terms of other provisions of this Agreement, the same is a condition of PFPC's properly taking or not taking such action. Nothing in this subsection shall excuse PFPC when an action or omission on the part of PFPC constitutes willful misfeasance, bad faith, gross negligence or reckless disregard by PFPC of any duties, obligations or responsibilities set forth in this Agreement.

7.        RECORDS; VISITS.

          (a) The books and records pertaining to the Fund, which are in the possession or under the control of PFPC, shall be the property of the Fund. Such books and records shall be prepared and maintained as required by the 1940 Act and other applicable securities laws, rules and regulations. The Fund and Authorized Persons shall have access to such books and records at all times during PFPC's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by PFPC to the Fund or to an Authorized Person, at the Fund's expense.

          (b)  PFPC shall keep the following records:

               (i) all books and records with respect to the Fund's books of account;

               (ii)   records of the Fund's securities transactions; and

               (iii) all other books and records as the Fund is required to maintain pursuant to Rule 31a-1 of the 1940 Act in connection with the services of PFPC provided hereunder.

          (c) Upon termination of this Agreement, PFPC in accordance with the Fund's reasonable request, shall, in accordance with Written Instructions, deliver a copy of the books and records pertaining to the Fund, which are in the possession or under control of PFPC, to the Fund or any other person designated by the Fund.

8. CONFIDENTIALITY. PFPC agrees to keep confidential all records of the Fund and information relating to the Fund and its Members, unless the release of such records or information is otherwise consented to, in writing, by the Fund. The Fund agrees that such consent shall not be unreasonably withheld. The Fund further agrees that, should PFPC be required to provide such information or records to duly constituted authorities (who may institute civil or criminal contempt proceedings for failure to comply), PFPC shall not be required to seek the Fund's consent prior to disclosing such information.

9. LIAISON WITH ACCOUNTANTS. PFPC shall act as liaison with the Fund's independent public accountants and shall provide account analyses, fiscal year summaries, and other audit-related schedules as the Fund or such accountants may reasonably request. PFPC shall take all reasonable action in the performance of its duties under this Agreement to ensure that the necessary information is made available to such accountants for the expression of their opinion, as required by the Fund.

10. DISASTER RECOVERY. PFPC shall enter into and shall maintain in effect with appropriate parties one or more agreements making reasonable provisions for emergency use of electronic data processing equipment to the extent appropriate equipment is available. In the event of equipment failures, PFPC shall, at no additional expense to the Fund, take reasonable steps to minimize service interruptions. PFPC shall have no liability with respect to the loss of data or service interruptions caused by equipment failure, provided such loss or interruption is not caused by PFPC's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations under this Agreement.

11.       RESERVED.

12. COMPENSATION. As compensation for services rendered by PFPC during the term of this Agreement, the Fund will pay to PFPC a fee or fees as may be agreed to in writing by the Fund and PFPC.

13.       INDEMNIFICATION.

          (a) The Fund agrees to indemnify and hold harmless PFPC and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the Securities Laws and any state or foreign securities and Blue Sky laws, and amendments thereto), and expenses, including, without, limitation reasonable attorneys' fees and disbursements (collectively, "Losses") arising directly or indirectly from any action which PFPC takes or does not take
               (i) at the request or on the direction of or in reliance on the advice of the Fund or (ii) upon Oral Instructions or Written Instructions. Neither PFPC, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of PFPC's or its affiliates own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under this Agreement.

          (b) Notwithstanding anything in this Agreement to the contrary, the Fund shall not be liable to PFPC or its affiliates for any consequential, special or indirect losses or damages which PFPC or its affiliates may incur or suffer, whether or not the likelihood of such losses or damages was known by the Fund.

14.       RESPONSIBILITY OF PFPC.

          (a) PFPC shall be under no duty to take any action on behalf of the Fund except as specifically set forth herein or as may be specifically agreed to by PFPC in writing. PFPC shall be obligated to exercise care and diligence in the performance of its duties hereunder, to act in good faith and to use its best efforts, within reasonable limits, in performing services provided for under this Agreement. PFPC agrees to indemnify and hold harmless the Fund from Losses arising out of PFPC's failure to perform its duties under this Agreement to the extent such damages arise out of PFPC's willful misfeasance, bad faith, gross negligence or reckless disregard of such duties.

          (b) Without limiting the generality of the foregoing or of any other provision of this Agreement, (i) PFPC shall not be liable for losses beyond its control, provided that PFPC has acted in accordance with the standard of care set forth above; and (ii) PFPC shall not be liable for (A) the validity or invalidity or authority or lack thereof of any Oral Instruction or Written Instruction, notice or other instrument which conforms to the applicable requirements of this Agreement, and which PFPC reasonably believes to be genuine; or (B) subject to Section 10 of this Agreement, delays or errors or loss of data occurring by reason of circumstances beyond PFPC's control, including acts of civil or military authority, national emergencies, labor difficulties, fire, flood, catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

          (c) Notwithstanding anything in this Agreement to the contrary, neither PFPC nor its affiliates shall be liable to the Fund for any consequential, special or indirect losses or damages which the Fund may incur or suffer by or as a consequence of PFPC's or any affiliates' performance of the services provided hereunder, whether or not the likelihood of such losses or damages was known by PFPC or its affiliates.

15.       DESCRIPTION OF ACCOUNTING SERVICES ON A CONTINUOUS BASIS.

PFPC will perform the following accounting services:

          (i) Journalize investment, capital and income and expense activities;

          (ii) Verify investment buy/sell trade tickets when received from the Manager in accordance with PFPC's written procedures;

          (iii)    Maintain individual ledgers for investment securities;

          (iv)     Maintain historical tax lots for each security;

          (v) Record and reconcile corporate action activity and all other capital changes with the Manager;

          (vi) Reconcile cash and investment balances of the Fund with the custodian, and provide the Manager with the beginning cash balance available for investment purposes.

          (vii) Update the cash availability throughout the day as required by the Manager, including details of cash movements related to securities and payment of Fund expenses;

          (viii) Calculate contractual expenses (e.g. advisory and custody fees) in accordance with the Fund's Confidential Memorandum;

          (ix) Maintain expense budget for the Fund and notify an officer of the Fund of any proposed adjustments;

          (x) Control all disbursements and authorize such disbursements from the Fund's account at the custodian upon Written Instructions;

          (xi)     Calculate capital gains and losses;

          (xii)    Determine net income;

          (xiii) Determine applicable foreign exchange gains and losses on payables and receivables;

          (xiv) Interface with global custodian to monitor collection of tax reclaims;

          (xv) Obtain daily security market quotes from independent pricing services approved by the Manager, or if such quotes are unavailable, then obtain such prices from the Manager, and in either case calculate the market value and the appreciation/depreciation on the Fund's investments;

          (xvi) Transmit or otherwise send a copy of the daily portfolio valuation to the Manager;

          (xvii)   Compute net asset values monthly;

          (xviii) Research and recommend portfolio accounting tax treatment for unique security types; and

          (xix) As appropriate, compute yields, total return, expense ratios, portfolio turnover rate, and, if required, portfolio average dollar-weighted maturity in accordance with applicable regulations.

16. DESCRIPTION OF ADMINISTRATION SERVICES ON A CONTINUOUS BASIS. PFPC will perform the following administration services:

          (i) Prepare quarterly broker security transactions summaries including principal and agency transactions and related commissions;

          (ii)     Prepare monthly security transaction listings;

          (iii) Supply various normal and customary Fund statistical data as requested on an ongoing basis;

          (iv) Provide to the extent contained in accounting records materials required for board reporting as may be requested from time to time;

          (v) Prepare for execution and file the Fund's Federal Form 1065 and state tax returns;

          (vi) Prepare and file the Fund's Annual and Semi-Annual Reports with the SEC on Form N-SAR via EDGAR;

          (vii) Prepare and coordinate the services of the Fund's printer for the printing of and filing with the SEC via EDGAR the Fund's annual and semi-annual shareholder reports;

          (viii)   Assist in the preparation of registration statements;

          (ix) Transmit or otherwise send, to the extent practicable and feasible, requested detailed information related to the Members, including admission details, income, capital gains and losses, and performance detail;

          (x)      Mail Fund offering materials to prospective investors; and

          (xi) Mail quarterly reports of the Manager and Semi-Annual Financial Statements to investors as well as any other necessary correspondence.

17. DESCRIPTION OF INVESTOR SERVICES ON A CONTINUOUS BASIS. PFPC will perform the following functions:

          (i) Maintain the register of Members and enter on such register all issues, transfers and repurchases of interests in the Fund;

          (ii) Arrange for the calculation of the issue and repurchase prices of interests in the Fund in accordance with the Limited Liability Company Agreement and the Fund's Confidential Memorandum;

          (iii) Allocate income, expenses, gains and losses to individual Members' capital accounts in accordance with applicable tax laws and with the Fund's Confidential Memorandum;

          (iv) Calculate the Incentive Allocation in accordance with the Fund's Confidential Memorandum and reallocate corresponding amounts from the applicable Members' accounts to the Manager's account;

          (v) Prepare and mail annually to Members a Form K-1 in accordance with applicable tax regulations; and

          (vi) Mail tender offers to Members for purposes of executing repurchases.

18. DURATION AND TERMINATION. This Agreement shall be effective on the date first above written and shall continue in effect for an initial period of two years. Thereafter, this Agreement, unless terminated, shall continue automatically for successive terms of one (1) year. This Agreement may be terminated by either party upon 60 days' prior written notice to the other party.

19. NOTICES. All notices and other communications, including Written Instructions, shall be in writing or by confirming telegram, cable, telex or facsimile sending device. If notice is sent by confirming telegram, cable, telex or facsimile sending device, it shall be deemed to have been given immediately. If notice is sent by first-class mail, it shall be deemed to have been given three days after it has been mailed. If notice is sent by messenger, it shall be deemed to have been given on the day it is delivered. Notices shall be addressed (a) if to PFPC, at 400 Bellevue Parkway, Wilmington, Delaware 19809, Attn:
          Neal J. Andrews; (b) if to the Fund, at c/o PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, Attn: Mark D. Goldstein, Esq.; or (c) if to neither of the foregoing, at such other address as shall have been provided by like notice to the sender of any such notice or other communication by the other party.

20. AMENDMENTS. This Agreement, or any term thereof, may be changed or waived only by written amendment, signed by the party against whom enforcement of such change or waiver is sought.

21. DELEGATION; ASSIGNMENT. PFPC may assign its rights and delegate its duties hereunder to any affiliate (as defined in the 1940 Act) of or any majority-owned direct or indirect subsidiary of PFPC Inc., or PNC Bank Corp., provided that (i) PFPC gives the Fund (60) days' prior written notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the Securities Laws, and any laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties to be performed by the delegate (or assignee) hereunder; and (iii) PFPC and such delegate (or assignee) promptly provide such information as the Fund may request, and respond to such questions as the Fund may ask, relative to the delegation (or assignment), including, without limitation, the capabilities of the delegate (or assignee).

22. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

23. FURTHER ACTIONS. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

24.       MISCELLANEOUS.

          (a) ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

          (b) CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          (c) GOVERNING LAW. This Agreement shall be deemed to be a contract made in Delaware and governed by Delaware law, without regard to principles of conflicts of law.

          (d) PARTIAL INVALIDITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          (e) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          (f) FACSIMILE SIGNATURES. The facsimile signature of any party to this Agreement shall constitute the valid and binding execution hereof by such party.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                             PFPC INC.



                                             By:
                                                    ---------------------------

                                             Title:
                                                    ---------------------------


                                             PW HEALTH SCIENCES FUND, L.L.C.


                                             By:
                                                    ---------------------------

                                             Title:
                                                    ---------------------------

                           AUTHORIZED PERSONS APPENDIX


NAME (TYPE)                                       SIGNATURE


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


                                                                 EXHIBIT (k)(3)


                                ESCROW AGREEMENT

          THIS AGREEMENT is made as of May 10, 2000, by and between PW HEALTH SCIENCES FUND, L.L.C., a Delaware limited liability company (the "Fund"), PW FUND ADVISOR, L.L.C. (the "Manager"), and PFPC INC., a Delaware corporation which is an indirect subsidiary of PNC Bank Corp. (the "Escrow Agent").

                                   WITNESSETH

          WHEREAS, the Fund is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Fund has retained PFPC Inc. to provide certain administration, accounting and investor services pursuant to an Administration, Accounting and Investor Services Agreement dated as of May 10, 2000; and

          WHEREAS, the Fund desires that PFPC Inc. also provide services as escrow agent, as described herein, and PFPC Inc. wishes to provide such services.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

1. ACCEPTANCE BY ESCROW AGENT. The Escrow Agent hereby accepts the appointment as escrow agent hereunder and agrees to act on the terms and conditions hereinafter set forth.

2. RIGHTS AND RESPONSIBILITIES OF ESCROW AGENT. The acceptance by the Escrow Agent of its duties hereunder is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control the Escrow Agent's rights, duties, liabilities and immunities.

          (a) The Escrow Agent shall act hereunder as a depositary only, and in its capacity as such, it shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any document furnished to the Escrow Agent or any asset deposited with it.

          (b) "Written Instructions" mean written instructions received by the Escrow Agent and signed by the Manager or any other person duly authorized by the Manager, or by the Fund's Board (as defined under the Fund's limited liability company agreement (the "Limited Liability Company Agreement"), to give such instructions on behalf of the Fund. The instructions may be delivered by hand, mail, facsimile, cable, telex or telegram; except that any instruction terminating this Agreement may be given only by hand or mail. The Fund shall file from time to time with the Escrow Agent a certified copy certified by the Manager of each resolution of its Board authorizing the person or persons to give Written Instructions. Such resolution shall include certified signatures of such persons authorized to give Written Instructions. This shall constitute conclusive evidence of the authority of the signatories designated therein to act. Such resolution shall be considered in full force and effect with the Escrow Agent fully protected in acting in reliance thereon unless and until it receives written notice from the Manager or the Board to the contrary.

               The Escrow Agent may rely upon and shall be protected for any action or omission it takes pursuant to Written Instructions if it, in good faith, believes such Written Instructions to be genuine. Unless otherwise provided in this Agreement, the Escrow Agent shall act only upon Written Instructions. The Escrow Agent shall be entitled to assume that any Written Instruction received hereunder is not in any way inconsistent with the provisions of the Limited Liability Company Agreement or this Agreement or of any vote, resolution or proceeding of the Board, or of the Fund's members, unless and until the Escrow Agent receives Written Instructions to the contrary.

          (c) The Escrow Agent shall be obligated to exercise care and diligence in the performance of its duties hereunder, to act in good faith and to use its best efforts, within reasonable limits, in performing services provided for under this Agreement. The Escrow Agent shall be liable for any damages arising out of its failure to perform its duties under this Agreement to the extent such damages arise out of its willful misfeasance, bad faith, gross negligence or reckless disregard of such duties.

          (d) Notwithstanding anything in this Agreement to the contrary, neither the Escrow Agent nor its affiliates shall be liable to the Fund or the Manager for any consequential, special or indirect losses or damages which the Fund may incur or suffer by or as a consequence of the Escrow Agent's or its affiliates' performance of the services provided hereunder, whether or not the likelihood of such losses or damages was known by the Escrow Agent or its affiliates.

          (e) Without limiting the generality of the foregoing or of any other provision of this Agreement, the Escrow Agent shall not be liable for losses beyond its control, provided it has acted in accordance with the standard of care set forth above; and the Escrow Agent shall not be liable for delays or errors or loss of data occurring by reason of circumstances beyond its control, including acts of civil or military authority, national emergencies, labor difficulties, fire, flood, catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

          (f) The Fund agrees to indemnify the Escrow Agent and hold it harmless from and against any tax, charge, loss, liability, expense (including reasonable attorneys fees and expenses), claim or demand arising directly or indirectly from any action or omission to act which the Escrow Agent takes (i) at the request or on the direction of or in reliance on the advice of the Fund or (ii) upon Written Instructions; provided, however, that neither the Escrow Agent, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of the Escrow Agent's or its affiliates own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under this Agreement. The Fund shall indemnify and hold harmless the Escrow Agent against and in respect of any liability for taxes and for any penalties or interest in respect of taxes attributable to the investment of funds held in escrow by the Escrow Agent pursuant to this Agreement. Notwithstanding anything in this Agreement to the contrary, the Fund shall not be liable to the Escrow Agent for any consequential, special or indirect losses or damages which the Escrow Agent may incur or suffer, whether or not the likelihood of such losses or damages was known by the Fund. These indemnities shall survive the resignation of the Escrow Agent or the termination of this Agreement.

          (g) The Escrow Agent shall have no duties except those specifically set forth in this Agreement.

          (h) The Escrow Agent shall have the right at any time it deems appropriate to seek an adjudication in a court of competent jurisdiction as to the respective rights of the parties hereto and shall not be held liable by any party hereto for any delay or the consequences of any delay occasioned by such resort to court.

          (i) The Escrow Agent shall notify promptly the Manager of any discrepancy between the amounts set forth on any remittance advice received by Escrow Agent and the sums delivered to it therewith.

3. DEFINITIONS. Except as specifically set forth herein, the terms used in this Agreement shall have the same meaning as set forth in the Administration, Accounting and Investor Services Agreement among the parties.

4. DEPOSIT OF ESCROW FUND. The Escrow Agent shall establish an account in the name of PW Health Sciences Fund, L.L.C., Escrow Account for the Benefit of Investors (the "Subscription Account") and an account in the name of PW Health Sciences Fund, L.L.C. Repurchase Account (the "Repurchase Account") and, together with the Subscription Account, the "Accounts"). The Escrow Agent shall promptly deposit in the Subscription Account checks remitted by Potential Investors and made payable to PW Health Sciences Fund, L.L.C. Potential Investors also may deposit monies in the Subscription Account by wire transfer pursuant to instructions provided to them by the Fund or by amounts wire transferred from brokerage accounts at PaineWebber Incorporated. Balances on deposit in the Subscription Account will earn interest at prevailing market rates pursuant to arrangements approved by the Fund.

5. STATEMENTS. During the term of this Agreement, the Escrow Agent shall provide the Fund with (a) monthly statements containing the beginning balance in each Account as well as all principal and income transactions for the statement period and (b) a daily summary of amounts deposited and the status of available funds. The Fund shall be responsible for reconciling such statements. The Escrow Agent shall be forever released and discharged from all liability with respect to the accuracy of such statements, except with respect to any such act or transaction as to which the Fund shall, within 90 days after the furnishing of the statement, file written objections with the Escrow Agent.

6. DISTRIBUTIONS AND CLOSINGS. Upon Written Instructions, at each closing of each offering of interests in the Fund, the Escrow Agent will wire principal balances on deposit in the Subscription Account to the account designated by the Fund. Such Written Instructions shall be sent to the Escrow Agent by 2:00 p.m. on the closing date with respect to each closing. In the event that a Potential Investor who has escrow funds in the Subscription Account is not admitted into the Fund, upon Written Instructions, the Escrow Agent shall promptly issue refunds to the Potential Investor in the amount of the principal balance with accrued interest. Such refunds shall be made in check form or by wire transfer to the brokerage account of the Potential Investor at PaineWebber Incorporated.

7. INTEREST. All interest earned on the escrow funds deposited in the Accounts hereunder shall be added to and held in the Accounts. With respect to each closing, pursuant to Written Instructions, within 5 business days the Escrow Agent shall issue interest payments in check form to each Potential Investor based on his or her individual balance in the Subscription Account along with a cover letter and to the Manager based upon its balance in the Subscription Account along with a cover letter. The Escrow Agent will prepare and send notifications on Form 1099 for each calendar year.

8. REPURCHASES. The Fund from time to time may wire balances to the Repurchase Account in connection with periodic repurchases of interests by the Fund from its members. Upon Written Instructions, the Escrow Agent shall issue promptly repurchase payments from the Repurchase Account in check form to the repurchasing member or to the Manager, as the case may be. Upon Written Instructions, the Escrow Agent will withhold specified amounts from repurchasing members. Any interest earned thereon will be credited to the accounts of the Fund.

9. TAX IDENTIFICATION NUMBER. All deposits to the Accounts shall be subject to the Escrow Agent's receipt of a valid tax identification number for the Fund, Manager or Potential Investor, as applicable.

10. COMPENSATION. The fee of the Escrow Agent for its services hereunder shall be paid by the Fund as may be mutually agreed to in writing by the Fund and Escrow Agent. Notwithstanding the foregoing, standard account transaction charges will be billed to the Fund as an out-of-pocket expense.

11. AMENDMENT. This Agreement may not be amended or supplemented, and no provision hereof may be modified or waived, except by an instrument in writing, signed by all of the parties hereto.

12. TERMINATION. This Agreement shall continue until terminated by either party on 60 days prior written notice. Upon the termination of this Agreement and upon the delivery of the balance of the Accounts to a successor escrow agent or such other person as may be designated by Written Instructions, the Escrow Agent shall be released and discharged of any and all further obligations hereunder.

          If no successor Escrow Agent has been designated pursuant to Written Instructions to receive the balance of the Accounts at the expiration of the 60-day period, the Escrow Agent shall have no further obligation hereunder except to hold the escrow funds as a depositary. Upon written notification by the Fund of the appointment of the successor, the Escrow Agent shall promptly deliver the balance of the Accounts to such successor, and the duties of the resigning Escrow Agent shall thereupon in all respects terminate, and it shall be released and discharged of any and all further obligations hereunder.

13. EXECUTION. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts together shall constitute one and the same instrument.

14. MISCELLANEOUS. All covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall bind and inure to the benefit of such parties and their respective heirs, administrators, legal representatives, successors and assigns, as the case may be. The headings in this Agreement are for convenience of reference only and shall neither be considered as part of this Agreement, nor limit or otherwise affect the meaning thereof. This Agreement shall be construed and enforced in accordance with the laws of Delaware without regard to principles of conflicts of law.

15. NOTICES. All instructions, notices and other communications hereunder must be in writing and shall be deemed to have been duly given if delivered by hand or facsimile or mailed by first class, registered mail, return receipt requested, postage prepaid, and addressed as follows:

         (a)      If to the Fund:
                  PW Health Sciences Fund, L.L.C.
                  c/o PaineWebber Incorporated
                  Attn: Mark D. Goldstein, Esq.
                  1285 Avenue of the Americas
                  New York, New York  10019

         (b)      If to the Escrow Agent:
                  PFPC Inc.
                  Attn:  Neal Andrews
                  400 Bellevue Parkway
                  Wilmington, DE  19809

16. PARTIAL INVALIDITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

17. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding among the parties and supersedes all prior agreements and understandings relating to the subject matter hereof; provided that, the parties may embody in one or more separate documents their agreement, if any, with respect to delegated duties and instructions.

         IN WITNESS THEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.



PW HEALTH SCIENCES FUND, L.L.C.


By: ________________________________

Name:  _____________________________

Title:  ______________________________


PW FUND ADVISOR, L.L.C.


By: ________________________________

Name:  _____________________________

Title:  ______________________________


PFPC INC.

By:  _______________________________

Name:  _____________________________

Title:  ______________________________